280

                           [LOGO OF FLAG INVESTORS]

                        Investing With A Difference(R)

                                 Top 50 World

                        (formerly Deutsche Top 50 World)
                       Class A Shares and Class B Shares

                        Prospectus -- December 31, 1999

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The Fund's objective is high capital appreciation, and as a secondary objective, reasonable dividend income.


A series of Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.), an open-end management investment company.


The Fund offers Shares through investment professionals (securities dealers and through financial institutions that act as shareholder servicing agents). You may also buy Shares through the Fund's Transfer Agent. This Prospectus describes Class A Shares and Class B Shares of the Fund. These separate classes give you a choice as to sales charges and Fund expenses.



TABLE OF CONTENTS

Investment Objective, Strategies, Performance and Risk..   1
What are the Fund's Fees and Expenses?..................   3
What are the Fund's Investment Strategies?..............   4
What are the Principal Securities in
Which the Fund Invests?.................................   4
What are the Specific Risks of Investing
in the Fund?............................................   5
What do Shares Cost?....................................   6
How is the Fund Sold?...................................   9
How to Purchase Shares..................................   9
How to Redeem and Exchange Shares.......................  11
Account and Share Information...........................  13
Who Manages the Fund?...................................  13
Financial Information...................................  15
Flag Investors Funds, Inc.


Flag Investors Funds, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-7010


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     As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE, STRATEGIES, PERFORMANCE AND RISK
--------------------------------------------------------------------------------

What is the Fund's Objective and Principal Investment Strategy?

  The Fund is part of a series of Flag Investors Funds, Inc. The Fund invests all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (formerly Deutsche Portfolios), with identical investment objectives and policies through a Hub and Spoke(R) (master-feeder) investment fund structure. Therefore, all discussions in the prospectus regarding investments relates to the Fund and its corresponding Portfolio. For a table of the Fund and its corresponding Portfolio, see "Organization" in the Fund's Statement of Additional Information. The Fund does not represent a complete investment program, and may not be suitable for all investors.

  Investment Objective: The investment objective of the Fund is high capital appreciation, and as a secondary objective, reasonable dividend income.

  The Fund generally owns equity securities of 50 companies. The portfolio manager selects companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

  .  strong market position within its market;

  . profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

  . high quality management with an orientation toward strong, long-term earnings;

  .  long-range strategic plans in place;

  . generally publicly-held with broad distribution of financial information related to its operations.


Strategy: The Fund invests at least 65% of its total assets in equity securities (primarily common and preferred stock) with significant emphasis on North America, Europe and Asia. The Fund seeks international diversification, although there is no specific percentage limit on investments in a single country.


  The Fund invests in companies with a strong market position that are globally competitive, have outstanding growth potential and offer above-average opportunities to take advantage of one or more of the following global future trends ("megatrends"):

  .  strong population growth in emerging markets;

  . aging population in industrialized nations, leading to growing demands for the products and services of healthcare and related industries;

  .  transition to an information and communications society;

  .  growing demand for brand names; growing oil/energy consumption worldwide.

What are the Main Risks of Investing in the Fund?

  All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns are listed below.

  Investments in the Fund entails the following risks:

  .  Stock market risks -- the value of securities rise and fall;

  . Sector risks -- the possibility that certain sectors may underperform other sectors or the market as a whole;

  . Liquidity risks -- the foreign securities in which the Fund invests may trade infrequently and may be subject to greater fluctuation in price than other securities;

  . Currency risks -- fluctuations in the exchange rate between the U.S. dollar and foreign currencies;

  . Risks of investing in specific regions -- the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, which makes the Fund subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments;

  . Risks of foreign investing -- the foreign markets in which the Fund invests may be subject to different economic or political conditions from those of the United States and may lack financial reporting standards or regulatory requirements compared to those applicable to U.S. companies;


  . Risks of investing in emerging market countries -- prices of emerging market securities in which the Fund invests can be significantly more volatile than prices of securities in developed countries; and

  . Risks of non-diversification -- as a non-diversified Fund, the Fund is allowed to invest a higher percentage of its assets among fewer issuers of portfolio securities than diversified Funds. This increases the Fund's risks by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. Despite this ability to invest in fewer issuers, the Fund generally attempts to maintain exposure to a broad number of issuers.

  The Fund cannot guarantee that it will achieve its investment objective.


  The Shares of the Fund offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.


Risk/Return Bar Chart and Table

  The following unaudited performance information gives you an indication of the risks of investing in the Fund by comparing its performance with a broad measure of market performance. Past performance of the Fund does not necessarily predict future performance. For more current performance information, call 1-888-433-6385.

  Bar Chart. The bar chart represents the 1998 calendar year performance of Class A Shares of the Fund (which is the share class with the longest operating history). The bar chart does not reflect the maximum sales charge imposed on Class A Shares. If these charges or fees had been included, the return would have been lower. Following the bar chart is the year-to-date performance of the Fund's Class A Shares through the most recent calendar quarter, again without reflecting any applicable sales charge imposed on Class A Shares. Also provided is the best and worst 1998 calendar quarter performance for Class A Shares.


  Total Return. The Average Annual Total Return for Class A Shares of the Fund is compared to an appropriate broad-based securities market index for the calendar year ended December 31, 1998. Unlike the performance information shown in the bar chart, the Fund's total return figures reflect the maximum sales charges that could apply. The market indices are unmanaged and are not adjusted for any sales charges, expenses or other fees the SEC requires to be reflected in the Fund's performance. You cannot invest directly in an index.


Class A Shares

Annual Total Return (calendar year-end 1998)


[Graphic representation omitted. See Appendix A.1.]

  The Fund's Class A Shares total return from January 1, 1999 to September 30, 1999 was 9.41%.

Best quarter          (4Q98)       23.20%
Worst quarter         (3Q98)      -11.89%

Average Annual Total Return*
(for the periods ended December 31, 1998)

                                                           Since Start of
                                           1 Year           Performance**
---------------------------------------------------------------------------
Class A Shares                             20.64%             14.73%
---------------------------------------------------------------------------
MSCI World Index                           24.34%             21.28%
---------------------------------------------------------------------------

 * The table shows the Fund's total returns averaged over a period of years relative to the MSCI World Index, a broad-based market index of foreign equity securities.

** Class A Shares: October 2, 1997


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  This table describes the fees and expenses of the Fund including those of the corresponding Portfolio that you may pay if you buy and hold Class A Shares or Class B Shares of the Fund.


                                                                                                        Class
A        Class B

-------        -------
Shareholder Fees:
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)..................
5.50%          None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower).......................................................................
0.00%*         5.00%**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)
  (as a percentage of offering price).................................................................
None           None
Redemption Fee (as a percentage of amount redeemed, if applicable)....................................
None           None
Exchange Fee..........................................................................................
None           None

Annual Fund Operating Expenses:
  (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fee........................................................................................
1.00%          1.00%
Distribution and/or Service (12b-1) Fees..............................................................
0.25%          1.00%
Other Expenses........................................................................................
9.31%         10.29%
Total Annual Fund Operating Expenses (before fee waivers and expense reimbursements)..................
10.56%         12.29%
Total Reimbursements of Fund Expenses.................................................................
8.96%          9.94%
Total Net Annual Fund Operating Expenses (after fee waivers and expense reimbursements)***............
1.60%          2.35%


--------------------

  * A maximum 1% contingent deferred sales charge may be imposed on redemptions within one year of certain Shares purchased without an initial sales charge. See "What Do Shares Cost?"

 ** The contingent deferred sales charge declines from the maximum amount to 1% in the sixth year, and 0% thereafter.

*** The Manager has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2000 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total Net Annual Fund Operating Expenses (after reimbursements)."


Example:


  This Example is intended to help you compare the cost of investing in the Fund's Class A and B Shares with the cost of investing in other mutual funds.


  The Example assumes that you invest $10,000 in the Fund's Class A and B Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A and B Shares' operating expenses remain the same during the period. The example shows expenses using two different assumptions: Fund operating expenses before and after fee waivers and expense reimbursements by the Manager. Please note that the Manager is only bound to waive fees and reimburse expenses through December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             1 year    3years    5 years    10
years
                                                                             ------    ------    -------
--------
Class A
Expenses before fee waivers and expense reimbursements.....................  $1,520    $3,302     $4,891
$8,152
Expenses after fee waivers and expense reimbursements......................  $  704    $1,027     $1,373
$2,346

Class B
Expenses before fee waivers and expense reimbursements:
Assuming redemption fee....................................................  $1,648    $3,539     $5,255
$8,624
Assuming no redemption fee.................................................  $1,184    $3,300     $5,118
$8,624
Expenses after fee waivers and expense reimbursements:
Assuming redemption fee....................................................  $  738    $1,050     $1,477
$2,686
Assuming no redemption fee.................................................  $  238    $  733     $1,255
$2,686


WHAT ARE THE FUND'S INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  A summary of the Fund's principal investment strategy has been provided above. The Fund also uses these additional investment strategies.

  The Adviser monitors the companies it selects for the Fund to detect risk by analyzing possible changes in their earnings outlook and/or financial condition. In order to assess risks, the Adviser monitors the annual and interim financial statements of a broad universe of companies, conducts sector and industry analyses and maintains company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Adviser will assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled or have their primary stock market listings.

  The Adviser will consider the geographic market focus of the Fund in considering companies proposed for investment.

Hedging

  The Fund uses hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using forward contracts, combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Temporary Defensive Investments

  The Fund may temporarily depart from its principal investment strategy by investing its assets in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may do this to minimize potential losses, maintain liquidity to meet shareholder redemptions, or during or in anticipation of adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?
--------------------------------------------------------------------------------


Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.


  Following are descriptions of the different types of securities that may comprise the principal securities of the Fund, as explained above in the Fund's investment strategy. For purposes of the Fund's investments, convertible bonds and bonds with warrants are considered equity securities, not fixed income securities. The Fund may invest in each type of security and its related subtypes.

Equity Securities

  Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities. The following describes the types of equity securities in which the Fund may invest.

  Common Stocks. Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Foreign Securities

  Foreign securities are securities of issuers based outside the United States. Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

  Foreign Currency Exchange Contracts. In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset in order to hedge currency risks associated with owning assets denominated in foreign currencies. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Derivative Contracts

  Derivative contracts are typically financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. Still other derivative contracts may involve warrants on the foregoing, in which case there is an option rather than a requirement to purchase the underlying instrument. The other party to a derivative contract is referred to as a counterparty.


WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?

--------------------------------------------------------------------------------

  Following are descriptions of the different types of risks that an investment in the Fund may entail, as previously summarized under "What are the Main Risks of Investing in the Fund?"

Stock Market Risks

  The value of equity securities in the Fund's portfolios will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolios will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

  The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks

  Companies operating in the same field or area of business may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

  Trading opportunities are more limited for equity or fixed income securities that are not widely held or have no or low credit ratings. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Currency Risks

  Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

  With the advent of the Euro, the new single currency of the European Monetary Union (EMU), the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Risks of Investing in Specific Countries and Regions

  The Fund invests a significant portion of its assets in specific regions or countries, and therefore it is exposed to the risks associated with that region or country and could be subject to greater risk due to unanticipated and negative economic events and/or market action in such countries or regions. For example, the Fund has invested in Asian countries, which have experienced sudden and unexpected disruptions in their governments and economies with adverse consequences for investors.

Risks of Foreign Investing

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

  Investments trading in foreign countries entail greater risks than in the United States because of the differences in trading and settlement systems, liquidity, volatility, commission rates, and regulation.

Risks of Investing in Emerging Market Countries

  Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

  Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.


Derivative Contracts

The Fund's ability to successfully use futures, options, warrants and currency transactions will depend on the ability of the Adviser to predict the direction of the market and correlation of the transactions with changes in the value of the Fund's assets. These transactions could expose the Fund to the effect of leverage, and thereby increase the Fund's exposure to the market and loss that it otherwise would have had if it had not entered into these transactions.


Year 2000 Readiness

  The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.

  While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.


  The Fund's service providers have made changes to their computer systems to address any Year 2000 problems. In addition, they have gathered information from third- party providers to determine their Year 2000 readiness.

  Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser continues to review information regarding the Year 2000 readiness of issuers of securities the Fund may purchase. However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities may find it more difficult to determine the Year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets. The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.


WHAT DO SHARES COST?
--------------------------------------------------------------------------------

  You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) is open. The Fund offers Class A Shares and Class B Shares. Each Share class represents interests in the Fund's portfolio of securities. The differences between the Share classes relate to the timing and amount of asset-based sales charge an investor bears directly or indirectly as a shareholder.


  When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV). See "How to Purchase Shares" and "How to Redeem and Exchange Shares." In addition purchase transactions and exchange transactions may be subject to an applicable front-end sales charge (the public offering price), and redemption transactions may be subject to a contingent deferred sales charge.

The value of Shares of the Fund is generally determined based upon the market value of the portfolio securities held by the underlying Portfolio. However, the Fund's Board may determine in good faith that another method of valuing investments is necessary to appraise their fair value.


  NAV of the Fund is determined at the end of regular trading (normally 4:00 p.m. U.S. Eastern time) each day the NYSE is open, but no earlier than the latest end of regular trading on any European securities exchange on which the Fund's portfolio securities may trade. Since the Fund owns foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange Shares.

  The tables below summarize the minimum initial and subsequent investment amounts, the maximum front-end sales charge that you will pay on a purchase of Class A Shares, and the maximum contingent deferred sales charge you will pay at the time you redeem your Shares. The minimum investment amounts may be waived or lowered from time to time. Keep in mind that investment professionals may charge you additional fees for their services in connection with your Share transactions.





                                Minimum               Maximum Sales Charge
                                Initial/          ------------------------------
                               Subsequent         Front-End      Contingent
                               Investment           Sales         Deferred
Shares Offered                 Amounts/1/          Charge/2/   Sales Charge/3/
--------------------------------------------------------------------------------
Class A......................  $2,000/$100          5.50%          0.00%
Class B......................  $2,000/$100          None           5.00%
-------------------------------------------------------------------------------

1 The minimum initial and subsequent investment amounts for retirement plans are $1,000 and $100, respectively. The minimum monthly and quarterly subsequent investment amounts for Systematic Investment Programs are $100 and $250, respectively. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. Class B Shares will automatically convert into Class A Shares after seven full years from the purchase date. This conversion is a non-taxable event.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase -- Class A Shares Only."

3 See "Sales Charge When You Redeem." As noted in the following tables, certain Class A Shares may be subject to contingent deferred sales charges.

Sales Charge When You Purchase -- Class A Shares Only


                                             Sales Charge
                                                as a            Sales Charge
                                              Percentage            as a
                                              of Public          Percentage
Purchase Amount                             Offering Price         of NAV
--------------------------------------------------------------------------------
Less than $50,000                                5.50%              5.82%
$50,000 but less than $100,000                   4.50%              4.71%
$100,000 but less than $250,000                  3.50%              3.63%
$250,000 but less than $500,000                  2.50%              2.56%
$500,000 but less than $1 million                2.00%              2.04%
$1 million or greater1                           0.00%              0.00%
----------------------------------------------------------------------------

1 A contingent deferred sales charge of 1% or .5% of the redemption amount applies to Class A Shares redeemed within the first or second year, respectively, of purchase under certain investment programs where an investment professional received an advance payment on the transaction. The .5% charge only applies to Shares purchased on or after January 18, 2000. See "Sales Charge When You Redeem".

  The sales charge at purchase may be reduced or eliminated by:

  . purchasing Shares in greater quantities to reduce the applicable sales charge;

  .  combining concurrent purchases of Shares:

     .  by you, your spouse, and your children under age 21;


     . of the same share class of two or more series of Flag Investors Funds, Inc.* (other than money market funds); or


  . by a trustee or fiduciary for a single trust estate or a single fiduciary account;

  . accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund);

  . signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information); or


  . by exchanging from Class A Shares of the Fund into Class A Shares of any other series of Flag Investors Funds, Inc.*

* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.


  The sales charge will be eliminated when you purchase Shares:


  .  within 90 days of redeeming Shares of an equal or lesser amount;


  . through wrap accounts or other investment programs where you pay the investment professional directly for services;

  . through IRA Rollover accounts sponsored by Deutsche Bank Securities, Inc., Deutsche Bank Trust Company and its affiliates;

  . through retirement and deferred compensation plans and trusts used to fund those plans;

  . through investment professionals that receive no portion of the sales charge;


  . as part of an Eligible Benefit Plan having at least 250 employees or $1,000,000 invested in Flag Investors Funds, Inc.*;


  . as a current or retired Trustee, Director or employee of Deutsche Bank AG or its affiliates, current or retired Board member of a fund advised by Deutsche Bank AG or its affiliates, and the spouse or minor children of these individuals;

  .  through qualified separate accounts maintained by an insurance company;

  . through trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets on behalf of any one of their investor clients; or

  . through accounts investing $100,000 or more for a state or territory of the U.S., its counties, cities, or instrumentalities; charitable organizations; charitable remainder trusts; or life income pools.

  If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify the Fund's Distributor, ICC Distributors, Inc., at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

Sales Charge When You Redeem

  Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

Class A Shares
--------------------------------------------------------------------------------
A CDSC of 1% or .5% of the redemption amount applies to Class A Shares redeemed within the first or second year, respectively, of purchase under certain investment programs where an investment professional received an advance payment on the transaction. You will pay the CDSC upon redemption of Class A Shares that you purchased without an initial sales charge based on an initial investment of $1 million or more. The .5% CDSC only applies to Shares purchased on or after January 18, 2000.
--------------------------------------------------------------------------------

Class B Shares
Shares Held Up To:                                                         CDSC
--------------------------------------------------------------------------------
1 year                                                                     5.00%
2 years                                                                    4.00%
3 years                                                                    3.00%
4 years                                                                    3.00%
5 years                                                                    2.00%
6 years                                                                    1.00%
7 years                                                                    0.00%
--------------------------------------------------------------------------------

  You will not be charged a CDSC when redeeming Shares:

  .  purchased with reinvested dividends or capital gains;


  . Shares held for more than six full years from the date of purchase with respect to Class B Shares, and two full years from the date of purchase with respect to Class A Shares that were purchased without a front-end sales charge;


  . that you exchanged into the same share class of another series of Flag Investors Funds, Inc. where the shares were held for the applicable CDSC holding period;

  . purchased through investment professionals who did not receive advanced sales payments;

  . if, after you purchase Shares, you become disabled as defined by the IRS; or

  . as a Director/Trustee or employee of the Fund/ Portfolio, the Adviser, the Distributor and their affiliates, and the spouse or children under age 21 of these individuals.


* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.


  In addition, you will not be charged a CDSC:

  . if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;

  .  if your redemption is a required retirement plan distribution;


  . when you exchange your Shares for the same class of Shares of another series of Flag Investors Funds, Inc.*;


  .  upon the death of the last surviving shareholder of the account.

  If your redemption qualifies, you or your investment professional should notify the Distributor at the time of redemption to eliminate the CDSC. If the Distributor is not notified, the CDSC will apply.

  To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  .  Shares that are not subject to a CDSC; and

  . Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other series of Flag Investors Funds, Inc.* that have been exchanged for Shares of the Fund).

  The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower. If you are redeeming Shares acquired in an exchange, the purchase price relates back to the Shares initially acquired in the exchange.


* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.


HOW IS THE FUND SOLD?
--------------------------------------------------------------------------------

  As noted above, the Fund offers one or more classes of Shares that bear different sales charges and levels of expenses. Class A Shares are subject to a front-end sales charge that reduces the amount of your purchase price that is invested on your behalf. Class B Shares do not impose front-end sales charges, so that your entire purchase price is invested on your behalf. However, Class B Shares have higher expense ratios and pay lower dividends than Class A Shares, and redemptions of those Shares may be reduced by a contingent deferred sales charge if you did not hold them for the required amount of time. Class B Shares will convert on a tax-free basis to Class A Shares after seven full years. The decision of which Share class to purchase should be based on your purchase amount, your investment horizon, and other personal factors. However, orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently.

  The Fund's Distributor, ICC Distributors, Inc., markets the Shares described in this prospectus to individuals, directly or through investment professionals.

  When the Distributor receives sales charges and marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares.

Rule 12b-1 Plan


  The Fund has adopted a Rule 12b-1 Distribution and Service Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of Class A Shares and Class B Shares. Under the Distribution Plan, Class B Shares will pay a marketing fee at an annual rate of 0.75% of the average daily net assets of that Share class. Under the Services Plan, Class A Shares and Class B Shares will pay a shareholder services fee at an annual rate of 0.25% of the average daily net assets of that Share class. Because Class B Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other Shares with different sales charges and marketing fees.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

  You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

  If you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check) you will be contacted by the Fund. If the Fund is not successful in contacting you, you will receive Class A Shares.

Through an Investment Professional

  .  Establish an account with the investment professional; and

  . Submit your purchase order for Shares to the investment professional as follows:

  .  When investing through a registered broker/dealer:

     - You will receive that day's NAV if the broker/dealer or other investment professional receives and forwards your order to the Fund by the later of: (a) the close of regular trading on the NYSE (normally 4:00 p.m. U.S. Eastern time); or (b) the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade.

  .  When investing through other investment professionals:

     - You will receive that day's NAV if the broker/dealer or other investment professional receives and forwards your order to the Fund by the later of: (a) the close of regular trading on the NYSE (normally 4:00 p.m. U.S. Eastern time); or (b) the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade.

  You will become the owner of Shares and receive dividends when the Fund receives your payment. Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

Directly From the Fund

  . Establish your account with the Fund by submitting a completed New Account Form; and

  .  Send your payment to the Fund by Federal Reserve wire or check.

  You will become the owner of Shares after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs. Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If you pay by check, you begin earning dividends when your check is converted into federal funds (normally the business day after the Fund receives your check).

  An institution may establish an account and place an order by calling the Fund. An institution will become a shareholder of the Fund after the Fund receives the order.

  By Wire. Once your account has been established, you may send your wire to:

  Investors Bank & Trust
  Boston, MA
  [Dollar Amount of Wire]
  ABA Number 011001438
  BNF Account Number 570000307
  [For Credit to:] (Fund Name)(Fund Class)
  (Fund Number, you can find this number on your account statement or by contacting the Fund)
  Account Number
  Trade Date and Order Number
  Group Number/Dealer Number
  Nominee/Institution Name

  You cannot purchase Shares by wire on holidays when wire transfers are restricted.

  By Check. Make your check payable to the name of the Fund, note the class of Shares and your account number on the check, and mail it to:

  Flag Investors Funds, Inc.
  P.O. Box 8612
  Boston, MA 02266-8612

  If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or Flag Investors Funds, Inc.). Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received) and Shares begin earning dividends the next day.

By Automatic Investments

  You may establish an account with your financial institution to automatically purchase Shares on pre- determined dates or when your bank account reaches a certain level. Under this program, participating financial institutions are responsible for prompt transmission of orders and may charge you for this service. You should read this prospectus along with your financial institution's agreement or materials describing this service.

By Automated Clearing House (ACH)

  Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

By Phone

  Once you establish an account, you may make additional investments by phone for future Share purchases if you have an account with a bank that is an ACH member. To apply, call the Fund for an authorization form. You may use this privilege to purchase Shares approximately two weeks from the date you file the form with the Fund's transfer agent, Federated Shareholder Services Company.

Through an Exchange


  You may purchase Shares through an exchange from the same share class of another series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds). You must meet the minimum investment requirements for purchasing Shares and both accounts must have identical registrations. In certain cases, exchanges among Class A Shares of the funds may be subject to applicable front-end sales charges. See "How to Redeem and Exchange Shares -- Exchange Privileges."


By Systematic Investment Program

  Once you have opened an account, you may automatically purchase additional Shares on a regular basis in a minimum monthly amount of $100 or a minimum quarterly amount of $250 by completing the Systematic Investment Program section of the New Account Form or by contacting the Fund or your investment professional.

Retirement Investments

  You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

  You may redeem or exchange Shares:

  . through an investment professional if you purchased Shares through an investment professional; or

  .  directly from the Fund if you purchased Shares directly from the Fund.

  The following describes the deadline by which your redemption or exchange order must be made to be priced at that day's NAV. Your broker/dealer or other investment professional is responsible for promptly submitting your requests and providing proper written instructions to the Fund. Your investment professional may charge you separate fees and commissions. Your redemption proceeds are reduced by any applicable contingent deferred sales charge.

  . You will receive that day's NAV if your broker/ dealer or other financial intermediary receives and forwards your order to the Fund by the later of:
     (a) the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time); or (b) the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade.


  By Telephone. You may redeem or exchange Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions. You may exchange Shares between the same class of shares of any two series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds) by telephone only if the funds have identical shareholder registrations. If you hold Share certificates, they cannot be exchanged by telephone.


  By Mail. You may redeem or exchange Shares by mailing a written request to the Fund.

  You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

  Send requests by mail to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  P.O. Box 8612
  Boston, MA 02266-8612

  Send requests by private courier or overnight delivery service to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  All requests must include:

  .  Fund Name and Share Class, account number and account registration;

  .  amount to be redeemed or exchanged;

  .  signatures of all shareholders exactly as registered; and

  . if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

  Call your investment professional or the Fund if you need special instructions.

  Signature Guarantees. Signatures must be guaranteed if:

  . your redemption will be sent to an address other than the address of record;

  . your redemption will be sent to an address of record that was changed within the last 30 days;

  . a redemption is payable to someone other than the shareholder(s) of record; or

  . if exchanging (transferring) into another Fund with a different shareholder registration.

  A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker/dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

Payment Methods for Redemptions

  We will mail your redemption proceeds by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form. These payment options require a signature guarantee if they were not established when the account was opened:

  . an electronic transfer to your account at a financial institution that is an ACH member; or

  . wire payment to your account at a domestic commercial bank that is a Federal Reserve System member. Payments will be wired the business day following a holiday or when wire transfers are restricted. Wire transfers of less than $5,000 may be subject to additional fees.

  Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Limitations on Redemption Proceeds

  Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  .  to allow your purchase to clear;

  .  during periods of market volatility; or

  . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

  You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

Exchange Privileges


  You may exchange Shares of the Fund into shares of the same class of other series of Flag Investors Funds, Inc. In addition, effective January 18, 2000, you may exchange between Shares of the Fund and the same class of shares of any Flag Investors Family of Funds. To do this, you must:


  .  ensure that the account registrations are identical;

  .  meet any minimum initial investment requirements; and


  .  receive a prospectus for the fund into which you wish to exchange.


  An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

  Class A Shares. If you exchange between funds with different sales charges, the exchange will be made at NAV. If you paid a sales charge once (including Shares acquired through reinvestment of dividends and capital gains) you will not have to pay the sales charge again upon the exchange. This is true even if you exchange out of a fund with a sales charge, then into a fund without a sales charge, and back into a fund with a sales charge. However, if you purchased into a fund without a sales charge, and exchange into a fund with a sales charge, you will be assessed the applicable sales charge when you make the exchange. However, no sales charge will be assessed on Shares that you acquired through reinvestment of dividends and distributions.

  Class B Shares. Exchanges may be made between the same classes of Shares at NAV without any sales charge at the time of exchanges. The time you held the original Shares will be added to the time you held the exchanged-for Shares for purposes of calculating any applicable CDSC when you redeem those Shares.


  The Fund may modify or terminate the exchange privilege at any time. The Fund's Manager or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other series of Flag Investors Funds, Inc. and Flag Investors Family of Funds. Shareholders will be notified in advance of the termination of the exchange privilege.

  Please contact your investment professional directly or the Distributor for information on and prospectuses for the series of Flag Investors Funds, Inc. and Flag Investors Family of Funds into which you may exchange your Shares free of charge.


Systematic Withdrawal Program (SWP)

  You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or contact your investment professional or the Fund. Your account value must total a minimum of $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares, which are subject to a sales charge, while redeeming Shares using this program. A CDSC may be imposed on redemptions of Class B Shares. You will not be charged a CDSC on SWP redemptions if you reinvest all dividends and capital gains distributions.

Additional Conditions

  Telephone Transactions. The Fund will record your telephone instructions. If the Fund follows reasonable procedures, it may not be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund may terminate or modify telephone privileges at any time.

Share Certificates. The Fund does not issue Share certificates.

  If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

Account Statements and Confirmations

  You will receive periodic statements from the Fund reporting all account activity, including dividends and capital gains paid. In addition, you will receive confirmation of purchases and redemptions.

Dividends and Capital Gains

  The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

  In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

  If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Accounts With Low Balances

  Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

Tax Information

  The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

  Fund distributions are expected to be primarily capital gains by the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

WHO MANAGES THE FUND?
--------------------------------------------------------------------------------

  A Board of Directors governs the Fund, and a Board of Trustees governs the Portfolio. The Board of Trustees selects the Manager, Deutsche Fund Management, Inc. (DFM). The Manager is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. However, the Manager has delegated daily management of the Portfolio's assets to the Adviser, who is paid by the Manager and not by the Portfolio. The Manager and Adviser are registered investment advisers. The Adviser of the Portfolio is DWS International Portfolio Management GmbH (DWS). The address for the Manager is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

  The Fund may withdraw its investment from its corresponding Portfolio at any time if the Fund's Board of Directors determines that it is in the Fund's best interests to do so. The Board would determine what action should be taken to manage the Fund's investments, including investing of all the Fund's assets in another investment company having the same investment objective and restrictions as the Fund or retaining an investment adviser to directly manage the Fund's assets in accordance with its investment objective and policies.


  The Manager is an indirect subsidiary of Deutsche Bank AG, a major global banking institution. The Adviser is also a subsidiary of Deutsche Bank AG. With total assets the equivalent of US $874.8billion and 90,850 employees as of June 30, 1999, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

  Other subsidiaries of Deutsche Bank AG include Deutsche Fonds Holding GmbH
(DFH), a company with limited liability organized under the laws of Germany. DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (DWS) and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 200 mutual funds, having aggregate assets under management of more than the equivalent of US $83.7billion as of June 30, 1999. DFH, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.


  The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 23.9% share of the German mutual fund market based on assets under management as of June 30, 1999. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."

  DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods; 1998: best fund manager for 1-, 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark (DM) terms and below-average volatility.


  On June 4, 1999, Deutsche Bank AG (Deutsche Bank) acquired Bankers Trust Corporation. On March 11, 1999, Bankers Trust Company (Bankers Trust), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.


  Deutsche Bank's acquisition of Bankers Trust occurred after the wrongdoing at Bankers Trust took place. As a result of the plea, however, absent an order from the SEC, DFM and DWS may not be able to continue to provide advisory services to the Fund. The SEC has granted a temporary order under Section 9(c) of the Investment Company Act of 1940 (1940 Act) to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the 1940 Act, has filed an application for a permanent order. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager

Following is the portfolio manager who is primarily responsible for the day-to-day management of the Portfolio that is the underlying investments of the Fund. The portfolio manager has served as such since the inception of the Portfolio in October 1997.


Mr. Klaus Kaldemorgen has 16 years experience as an investment manager. He joined the DWS Group in 1982as Senior Investment Officer, Head of the Global Equity Team, DWS Group, Investment Group of Deutsche Bank. Mr. Kaldemorgen supervises funds holding assets under management of EUR 3.6 billion (US $3.6 billion) as of June 30, 1999. Mr. Kaldemorgen also serves as Senior Portfolio Manager for the Top 50 Welt and Top 50 Asien, German registered mutual funds with substantially the same investment objective, policies and restrictions as the corresponding Portfolios for the Top 50 World and Top 50 Asian Funds. He has held this position since the inception of these funds in April 1996, and January 1997, respectively.


Management and Advisory Fees

  The Manager receives an annual fee of 1.00% based on the average daily net assets of the underlying Portfolio in which the Fund invests. The Manager pays the Adviser a portion of this fee. The Manager has agreed to waive its fee and reimburse the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through August 31, 2000: 1.60% for Class A Shares; and 2.35% for Class B Shares.

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

  The Financial Highlights will help you understand the Fund's financial performance since its inception in October 1997. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.


  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report for the fiscal year ended August 31, 1999. The Annual Report accompanies the Fund's Statement of Additional Information.


  The financial information is presented for the fiscal year ended August 31, 1999 under the name of the Fund in effect at that time (Deutsche Funds, Inc.).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  Selected data for a Class A share of common stock outstanding throughout each period.


                                                                                                   Deutsche Top
50 World

-----------------------------
                                                                                                For the Year
For the Period
                                                                                                   Ended
Ended/1/
                                                                                                 August 31,
August 31,

1999            1998
                                                                                                 -----------
--------------
  Net asset value at beginning of period......................................................     $ 12.35
$ 12.50
                                                                                                   -------
-------
Investment Operations:
  Net investment income.......................................................................
0.01           0.01
  Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency allocated from corresponding Deutsche Portfolio..........................
5.18          (0.16)
                                                                                                   -------
-------
  Increase (decrease) from investment operations..............................................
5.19          (0.15)
                                                                                                   -------
-------
Distributions to Shareholders:
  Dividends from net investment income........................................................
(0.00)2           --
  Distributions from net realized gains.......................................................
(0.19)            --
                                                                                                   -------
-------
  Total distributions.........................................................................
(0.19)            --
                                                                                                   -------
-------
  Net asset value at end of period............................................................     $ 17.35
$ 12.35
                                                                                                   =======
=======
Total Return (based on net asset value)/3/....................................................
42.19%         (1.20)%*
Ratios and Supplemental Data:
  Net assets, end of period (000's)...........................................................     $ 2,776
$   181
Ratios to Average Net Assets:
  Expenses/4/.................................................................................
1.60%          1.60%**
  Net investment income (loss)/4/.............................................................
0.13%          0.13%**
  Portfolio turnover of corresponding Deutsche Portfolio......................................
79%           125%*
-----------------------
1  Commencement of operations.................................................................
10/2/97
2 Amount rounds to less than $0.01.
3 Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at
   the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period,
   also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the
   Manager.
4 Includes the Fund's allocated portion of the corresponding Deutsche
Portfolio's expenses net of expense reimbursements. Had the
   Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets
   would have been as follows:
   Expenses to average net assets.............................................................
10.56%        127.49%**
  Net investment income (loss) to average net assets..........................................       (8.83)%
(125.76)%**
 * Not annualized
** Annualized


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  Selected data for a Class B share of common stock outstanding throughout each period.


                                                                                                   Deutsche Top
50 World

-----------------------------
                                                                                                For the Year
For the Period
                                                                                                   Ended
Ended/1/
                                                                                                 August 31,
August 31,

1999            1998
                                                                                                 -----------
--------------
  Net asset value at beginning of period......................................................     $ 11.08
$ 12.50
                                                                                                   -------
-------
Investment operations:
  Net investment loss.........................................................................
(0.02)         (0.01)
  Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency allocated from corresponding Deutsche Portfolio..........................
4.56          (1.41)
  Increase (decrease) from investment operations..............................................
4.54          (1.42)
Distributions to Shareholders:
  Dividends from net investment income........................................................
(0.00)/2/         --
  Distributions from net realized gains.......................................................
(0.19)            --
  Total distributions.........................................................................
(0.19)            --
  Net asset value at end of period............................................................     $ 15.43
$ 11.08
Total Return (based on net asset value)/3/....................................................
41.14%        (11.36)%*
Ratios and Supplemental Data:
  Net assets, end of period (000's)...........................................................     $ 2,131
$    90
Ratios to average net assets:
  Expenses/4/.................................................................................
2.35%          2.35%**
  Net investment loss/4/......................................................................
(0.64)%        (0.84)%**
  Portfolio turnover of corresponding Deutsche Portfolio......................................
79%           125%*
--------------------
1  Commencement of
operations.................................................................                     5/4/98
2  Amount rounds to less than $0.01.
3  Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at
   the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period,
   also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the
   Manager.
4  Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the
   Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets
   would have been as follows:
   Expenses to average net assets.............................................................
12.29%        128.24%**
   Net investment income (loss) to average net assets.........................................      (10.58)%
(126.73)%**
 * Not annualized
** Annualized


                           [LOGO OF FLAG INVESTORS]

                        Investing With A Difference(R)


                          Flag Investors Funds, Inc.
                             5800 Corporate Drive
                           Pittsburgh, PA 15237-7010
                                (888) 433-6385


--------------------------------------------------------------------------------

A Statement of Additional Information (SAI) dated December 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Investment Review discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-888-433-6385.

You can obtain information about the Fund (including the SAI) by writing to or visiting the Public Reference Room in Washington, D.C. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.


                                        Investment Company Act File No. 811-8227

                                                                 Cusip 33832F796
                                                                 Cusip 33832F788
--------------------------------------------------------------------------------
                                                                       G02179-13

                                                                       TOP50WPRO

                                                                         (12/99)


                          [Logo of Flag Investors]

                                Top 50 Europe
                       (formerly Deutsche Top 50 Europe)
               Class A Shares, Class B Shares and Class C Shares
                        Prospectus -- December 31, 1999

The Fund's objective is high capital appreciation, and as a secondary objective, reasonable dividend income.

A series of Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.), an open-end management investment company.)

The Fund offers Shares through investment professionals (securities dealers and through financial institutions that act as shareholder servicing agents). You may also buy Shares through the Fund's Transfer Agent. This Prospectus describes Class A Shares, Class B Shares and Class C Shares of the Fund. These separate classes give you a choice as to sales charges and Fund expenses.

TABLE OF CONTENTS

Investment Objective, Strategies, Performance and Risk..   1
What are the Fund's Fees and Expenses?..................   3
What are the Fund's Investment Strategies?..............   4
What are the Principal Securities
in Which the Fund Invests?..............................   5
What are the Specific Risks of
Investing in the Fund?..................................   6
What do Shares Cost?....................................   7
How is the Fund Sold?...................................  10
How to Purchase Shares..................................  10
How to Redeem and Exchange Shares.......................  12
Account and Share Information...........................  14
Who Manages the Fund?...................................  14
Financial Information...................................  15

Flag Investors Funds, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-7010

    As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE, STRATEGIES, PERFORMANCE AND RISK

What is the Fund's Objective and Principal Investment Strategy?

  The Fund is part of a series of Flag Investors Funds, Inc. The Fund invests all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (formerly Deutsche Portfolios), with identical investment objectives and policies through a Hub and Spoke(R) (master- feeder) investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio. For a table of the Fund and its corresponding Portfolio, see "Organization" in the Fund's Statement of Additional Information. The Fund does not represent a complete investment program, and may not be suitable for all investors.

  Investment Objective: The investment objective of the Fund is high capital appreciation, and as a secondary objective, reasonable dividend income.

  The Fund generally owns equity securities of 50 companies. The portfolio manager selects companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

  . strong market position within its market;

  . profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

 .    high  quality  management  with an  orientation  toward  strong,  long-term earnings;

  . long-range strategic plans in place;

  . generally publicly-held with broad distribution of financial information related to its operations.

  Strategy: The Fund invests at least 65% of its total assets in equity securities (primarily common and preferred stocks) of companies located or having a business focus in Europe. The Fund selects companies with above-average potential for capital appreciation. The Fund emphasizes investments in companies that have clear strategic goals, that concentrate on their core businesses, and whose management gives appropriate consideration to return on investment.

  The Fund targets companies which are well positioned to take advantage of the introduction of the single European currency. The Fund focuses on stocks which meet its standards in terms of management quality, earnings growth and shareholder-oriented information policies.

  The advent of the European Monetary Union (EMU) has increased the importance of the European equity markets and allowed a broader allocation of investments among many countries rather than focusing investments in historically stable countries.

  The Fund also may select companies that have restructuring potential along with strong value-oriented management strategies. What are the Main Risks of Investing in the Fund?

  All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns are listed below.

  Investments in the Fund entails the following risks:

  . Stock market risks -- the value of securities rise and fall;

  . Sector risks -- the possibility that certain sectors may underperform other sectors or the market as a whole;

  . Liquidity risks -- the foreign securities in which the Fund invests may trade infrequently and may be subject to greater fluctuation in price than other securities;

  . Currency risks -- fluctuations in the exchange rate between the U.S. dollar and foreign currencies;

  . Risks of investing in specific regions -- the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, which makes the Fund subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments;

  . Risks of foreign investing -- the foreign markets in which the Fund invests may be subject to different economic or political conditions from those of the United States and may lack financial reporting standards or regulatory requirements compared to those applicable to U.S. companies;

  . Risks of investing in emerging market countries -- prices of emerging market securities in which the Fund invests can be significantly more volatile than prices of securities in developed countries; and

  . Risks of non-diversification -- as a non-diversified Fund, the Fund is allowed to invest a higher percentage of its assets among fewer issuers of portfolio securities than diversified Funds. This increases the Fund's risks by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. Despite this ability to invest in fewer issuers, the Fund generally attempts to maintain exposure to a broad number of issuers.

  The Fund cannot guarantee that it will achieve its investment objective.

  The Shares of the Fund offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

  The following unaudited performance information gives you an indication of the risks of investing in the Fund by comparing its performance with a broad measure of market performance. Past performance of the Fund does not necessarily predict future performance. For more current performance information, call 1-888-433-6385.

  Bar Chart. The bar chart represents the 1998 calendar year performance of Class A Shares of the Fund (which is the share class with the longest operating history). The bar chart does not reflect the maximum sales charge imposed on Class A Shares. If these charges or fees had been included, the return would have been lower. Following the bar chart is the year-to-date performance of a Fund's Class A Shares through the most recent calendar quarter, again without reflecting any applicable sales charge imposed on Class A Shares. Also provided is the best and worst 1998 calendar quarter performance for Class A Shares.

  Total Return. The Average Annual Total Return for Class A Shares of the Fund is compared to an appropriate broad-based securities market index for the calendar year ended December 31, 1998. Unlike the performance information shown in the bar chart, the Fund's total return figures reflect the maximum sales charges that could apply. The market indices are unmanaged and are not adjusted for any sales charges, expenses or other fees the SEC requires to be reflected in the Fund's performance. You cannot invest directly in an index.

Class A Shares

Annual Total Return (calender year-end 1998)

[Graphic representation omitted.  See Appendix A.2.]

  The Fund's Class A Shares total return from January 1, 1999 to September 30, 1999 was (1.92)%.

Best quarter          (1Q98)           13.21%
Worst quarter         (3Q98)          -20.60%

Average Annual Total Return*
(for the periods ended December 31, 1998)

                                                              Since Start of
                                            1 Year            Performance**
Class A Shares                              4.32%                 1.81%
MSCI Europe Index                          28.53%                28.62%

* The table shows the Fund's total returns averaged over a period of years relative to the MSCI Europe Index, a broad-based market index of European equity securities.

**Class A Shares: October 2, 1997

WHAT ARE THE FUND'S FEES AND EXPENSES?

  This table describes the fees and expenses of the Fund including those of the corresponding Portfolio that you may pay if you buy and hold Class A Shares, Class B Shares or Class C Shares of the Fund.

                                                                                              Class A
Class B         Class C
Shareholder Fees:
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) 5.50% None None Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption 0.00%*
5.00%**     1.00%***
 proceeds, whichever is lower)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)            None
None         None
 (as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)                               None
None         None
Exchange Fee                                                                                     None
None         None

Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fee                                                                                   1.00%
1.00%        1.00%
Distribution and/or Service (12b-1) Fees                                                         0.25%
1.00%        1.00%
Other Expenses                                                                                   3.48%
3.39%        3.97%
Total Annual Fund Operating Expenses (before fee waivers and expense reimbursements)             4.73%
5.39%        5.97%
Total Reimbursements of Fund Expenses                                                            3.13%
3.04%        3.62%
Total Net Annual Fund Operating Expenses (after fee waivers and expense reimbursements)****      1.60%
2.35%        2.35%

---------------
* A maximum 1% contingent deferred sales charge may be imposed on redemptions within one year of certain Shares purchased without an initial sales charge. See "What Do Shares Cost?"

** The contingent deferred sales charge declines from the maximum amount to 1% in the sixth year, and 0% thereafter.

*** The contingent deferred sales charge is assessed on the lower of the original purchase price or the current net asset value of Shares redeemed within one year of purchase.

****The Manager has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2000 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total Net Annual Fund Operating Expenses (after reimbursements)."

Example:

  This Example is intended to help you compare the cost of investing in the Fund's Class A, B, and C Shares with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund's Class A, B, and C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, B, and C Shares' operating expenses remain the same during the period. The example shows expenses using two different assumptions: Fund operating expenses before and after fee waivers and expense reimbursements by the Manager. Please note that the Manager is only bound to waive fees and reimburse expenses through December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                        1 year    3 years    5 years    10 years
Class A
Expenses before fee waivers and expense reimbursements                  $  998     $1,896     $2,800      $5,081
Expenses after fee waivers and expense reimbursements                   $  704     $1,027     $1,373      $2,346
Class B
Expenses before fee waivers and expense reimbursements:
Assuming redemption fee                                                 $1,036     $1,904     $2,865      $5,286
Assuming no redemption fee                                              $  538     $1,608     $2,669      $5,286
Expenses after fee waivers and expense reimbursements:
Assuming redemption fee                                                 $  738     $1,050     $1,477      $2,686
Assuming no redemption fee                                              $  238     $  733     $1,255      $2,686
Class C
Expenses before fee waivers and expense reimbursements:
Assuming redemption fee                                                 $  693     $1,765     $2,913      $5,688
Assuming no redemption fee                                              $  594     $1,765     $2,913      $5,688
Expenses after fee waivers and expense reimbursements:
Assuming redemption fee                                                 $  338     $  733     $1,255      $2,686
Assuming no redemption fee                                              $  238     $  733     $1,255      $2,686

WHAT ARE THE FUND'S INVESTMENT STRATEGIES?

  A summary of the Fund's principal investment strategy has been provided above. Below is additional information on the Fund's principal investment strategies.

  The Adviser monitors the companies it selects for the Fund to detect risk by analyzing possible changes in their earnings outlook and/or financial condition. In order to assess risks, the Adviser monitors the annual and interim financial statements of a broad universe of companies, conducts sector and industry analyses and maintains company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Adviser will assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled or have their primary stock market listings.

  The Adviser will consider the geographic market focus of the Fund in considering companies proposed for investment.

  The Adviser targets companies which are well positioned to take advantage of the introduction of the single European currency. The Adviser focuses on stocks which meet its high standards in terms of management quality, earnings growth and shareholder-oriented information policies.

  The advent of the European Monetary Union (EMU) has increased the importance of the European equity markets and allowed a broader allocation of investments among many countries rather than focusing investments in historically stable countries. The Fund tends to have a heavier weighting of its assets in German issuers, although this can change.

  The Fund may also select companies that have restructuring potential along with strong value-oriented management strategies.

Hedging

  The Fund uses hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using forward contracts, combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Temporary Defensive Investments

  The Fund may temporarily depart from its principal investment strategy by investing its assets in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may do this to minimize potential losses, maintain liquidity to meet shareholder redemptions, or during or in anticipation of adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?

  The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.

  Following are descriptions of the different types of securities that may comprise the principal securities of the Fund, as explained above and in the Fund's investment strategy. For purposes of the Fund's investments, convertible bonds and bonds with warrants are considered equity securities, not fixed income securities. The Fund may invest in each type of security and its related subtypes.

Equity Securities

  Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities. The following describes the types of equity securities in which the Fund may invest.

  Common Stocks. Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Foreign Securities

  Foreign securities are securities of issuers based outside the United States. Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

  Foreign Currency Exchange Contracts. In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset in order to hedge currency risks associated with owning assets denominated in foreign currencies. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Derivative Contracts

  Derivative contracts are typically financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. Still other derivative contracts may involve warrants on the foregoing, in which case there is an option rather than a requirement to purchase the underlying instrument. The other party to a derivative contract is referred to as a counterparty.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?

  Following are descriptions of the different types of risks that an investment in the Fund may entail, as previously summarized under "What are the Main Risks of Investing in the Fund?"

Stock Market Risks

  The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

  The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks

  Companies operating in the same field or area of business may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

  Trading opportunities are more limited for equity or fixed income securities that are not widely held or have no or low credit ratings. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Currency Risks

  Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

  With the advent of the Euro, the new single currency of the European Monetary Union (EMU), the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Risks of Investing in Specific Countries and Regions

  The Fund invests a significant portion of its assets in specific regions or countries, and therefore is exposed to the risks associated with that region or country and could be subject to greater risk due to unanticipated and negative economic events and/or market action in such countries or regions. For example, the Fund has invested a substantial portion of its assets in Germany.

Risks of Foreign Investing

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

  Investments trading in foreign countries entail greater risks than in the United States because of the differences in trading and settlement systems, liquidity, volatility, commission rates, and regulation.

Risks of Investing in Emerging Market Countries

  Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

  Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Derivative Contracts

  The Fund's ability to successfully use futures, options, warrants and currency transactions will depend on the ability of the Adviser to predict the direction of the market and correlation of the transactions with changes in the value of the Fund's assets. These transactions could expose the Fund to the effect of leverage, and thereby increase the Fund's exposure to the market and loss that it otherwise would have had if it had not entered into these transactions.

Year 2000 Readiness

  The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.

  While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

  The Fund's service providers have made changes to their computer systems to address any Year 2000 problems. In addition, they have gathered information from third-party providers to determine their Year 2000 readiness.

  Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser continues to review information regarding the Year 2000 readiness of issuers of securities the Fund may purchase. However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities may find it more difficult to determine the Year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets. The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

WHAT DO SHARES COST?

  You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) is open. The Fund offers Class A Shares, Class B Shares and Class C Shares. Each Share class represents interests in the Fund's portfolio of securities. The differences between the Share classes relate to the timing and amount of asset-based sales charge an investor bears directly or indirectly as a shareholder.

  When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV). See "How to Purchase Shares" and "How to Redeem and Exchange Shares." Purchases and exchanges may be subject to an applicable front-end sales charge (the public offering price), and redemptions may be subject to a contingent deferred sales charge.

  The value of Shares of the Fund is generally determined based upon the market value of the portfolio securities held by the underlying Portfolios. However, the Fund's Board may determine in good faith that another method of valuing investments is necessary to appraise their fair value.

  NAV of the Fund is determined at 4:00 p.m. (U.S. Eastern time) each day the NYSE is open. Since the Fund owns foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange Shares.

  The tables below summarize the minimum initial and subsequent investment amounts, the maximum front-end sales charge that you will pay on a purchase of Class A Shares, and the maximum contingent deferred sales charge you will pay at the time you redeem your Shares. The minimum investment amounts may be waived or lowered from time to time. Keep in mind that investment professionals may charge you additional fees for their services in connection with your Share transactions.

                                                                      Maximum Sales Charge
                                                                 -----------------------------------
                              Minimum                            Front-End           Contingent
                        Initial/Subsequent                        Sales              Deferred
Shares Offered         Investment Amounts/1/                      Charge/2/         Sales Charge/3/
Class A                      $2,000/$100                            5.50%              0.00%
Class B                      $2,000/$100                            None               5.00%
Class C                      $2,000/$100                            None               1.00%

1 The minimum initial and subsequent investment amounts for retirement plans are $1,000 and $100, respectively. The minimum monthly and quarterly subsequent investment amounts for Systematic Investment Programs are $100 and $250, respectively. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. Class B Shares will automatically convert into Class A Shares after seven full years from the purchase date. This conversion is a non-taxable event.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase -- Class A Shares Only."

3 See "Sales Charge When You Redeem." As noted in the following tables, certain Class A Shares may be subject to contingent deferred sales charges.

Sales Charge When You Purchase -- Class A Shares Only

                                       Sales Charge as       Sales Charge
                                        a Percentage of           as a
                                        Public Offering      Percentage of
Purchase Amount                              Price                NAV
Less than $50,000                             5.50%              5.82%
$50,000 but less than $100,000                4.50%              4.71%
$100,000 but less than $250,000               3.50%              3.63%
$250,000 but less than $500,000               2.50%              2.56%
$500,000 but less than $1 million             2.00%              2.04%
$1 million or greater/1/                      0.00%              0.00%

1 A contingent deferred sales charge of 1% or .5% of the redemption amount applies to Class A Shares redeemed within the first or second year, respectively, of purchase under certain investment programs where an investment professional received an advance payment on the transaction. The .5% charge only applies to Shares purchased on or after January 18, 2000. See "Sales Charge When You Redeem".

  The sales charge at purchase may be reduced or eliminated by:

 .    purchasing  Shares in greater  quantities  to reduce the  applicable  sales charge;

  . combining concurrent purchases of Shares:

  . by you, your spouse, and your children under age 21;

  . of the same share class of two or more series of Flag Investors Funds, Inc.*
    (other than money market funds); or

  . by a trustee or fiduciary for a single trust estate or a single fiduciary account;

  . accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund);

  . signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information); or

  . by exchanging from Class A Shares of the Fund into Class A Shares of any other series of Flag Investors Funds, Inc.*

  The sales charge will be eliminated when you purchase Shares:

  . within 90 days of redeeming Shares of an equal or lesser amount;

  . through wrap accounts or other investment programs where you pay the investment professional directly for services;

  . through IRA Rollover accounts sponsored by Deutsche Bank Securities, Inc.,
    Deutsche Bank Trust Company and its affiliates;

  . through retirement and deferred compensation plans and trusts used to fund those plans;

  . through investment professionals that receive no portion of the sales charge;

  . as part of an Eligible Benefit Plan having at least 250 employees or $1,000,000 invested in Flag Investors Funds, Inc.*;

  . as a current or retired Trustee, Director or employee of Deutsche Bank AG or its affiliates, current or retired Board member of a fund advised by Deutsche Bank AG or its affiliates, and the spouse or minor children of these individuals;

* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.

  . through qualified separate accounts maintained by an insurance company;

  . through trust companies and bank trust departments, including Deutsche Bank
    Trust Company and its affiliates, initially investing at least $100,000 of assets on behalf of any one of their investor clients; or

  . through accounts investing $100,000 or more for a state or territory of the U.S., its counties, cities, or instrumentalities; charitable organizations; charitable remainder trusts; or life income pools.

  If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify the Fund's Distributor, ICC Distributors, Inc., at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

Sales Charge When You Redeem

  Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

Class A Shares
---------------------------------------------------------------------
A CDSC of 1% or .5% of the redemption amount applies to Class A
Shares redeemed within the first or second year, respectively, of purchase under certain investment programs where an investment professional received an advance payment on the transaction. You will pay the CDSC upon redemption of Class A Shares that you purchased without an initial sales charge based on an initial investment of $1 million or more. The .5% CDSC only applies to Shares purchased on or after January18,2000.
---------------------------------------------------------------------
Class B Shares
Shares Held Up To:                                 CDSC
---------------------------------------------------------------------
1 year                                             5.00%
2 years                                            4.00%
3 years                                            3.00%
4 years                                            3.00%
5 years                                            2.00%
6 years                                            1.00%
7 years                                            0.00%
Class C Shares
---------------------------------------------------------------------
You will pay a 1% CDSC if you redeem Shares within one year of the purchase date.
---------------------------------------------------------------------

  You will not be charged a CDSC when redeeming Shares:

  . purchased with reinvested dividends or capital gains;

  . Shares held for more than six full years from the date of purchase with respect to Class B Shares, two full years from the date of purchase with respect to Class A Shares that were purchased without a front-end sales charge, and one full year from the date of purchase with respect to Class C Shares;

  . that you exchanged into the same share class of another series of Flag
    Investors Funds, Inc.* where the shares were held for the applicable CDSC holding period;

  . purchased through investment professionals who did not receive advanced sales payments;

  . if, after you purchase Shares, you become disabled as defined by the IRS; or

  . as a Director/Trustee or employee of the Fund/ Portfolio, the Adviser, the Distributor and their affiliates, and the spouse or children under age 21 of these individuals.

  In addition, you will not be charged a CDSC:

  . if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;

  . if your redemption is a required retirement plan distribution;

  . when you exchange your Shares for the same class of Shares of another series of Flag Investors Funds, Inc.*;

  . upon the death of the last surviving shareholder of the account.

  If your redemption qualifies, you or your investment professional should notify the Distributor at the time of redemption to eliminate the CDSC. If the Distributor is not notified, the CDSC will apply.

  To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  . Shares that are not subject to a CDSC; and

  . Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other series of Flag Investors Funds, Inc.* that have been exchanged for Shares of the Fund).

  The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower. If you are redeeming Shares acquired in an exchange, the purchase price relates back to the Shares initially acquired in the exchange.

* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.

HOW IS THE FUND SOLD?

  As noted above, the Fund offers one or more classes of Shares that bear different sales charges and levels of expenses. Class A Shares are subject to a front-end sales charge that reduces the amount of your purchase price that is invested on your behalf. Class B Shares and Class C Shares do not impose front-end sales charges, so that your entire purchase price is invested on your behalf. However, Class B Shares and Class C Shares have higher expense ratios and pay lower dividends than Class A Shares, and redemptions of those Shares may be reduced by a contingent deferred sales charge if you did not hold them for the required amount of time. Class B Shares will convert on a tax-free basis to Class A Shares after seven full years. The decision of which Share class to purchase should be based on your purchase amount, your investment horizon, and other personal factors. However, orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently.

  The Fund's Distributor, ICC Distributors, Inc., markets the Shares described in this prospectus to individuals, directly or through investment professionals.

  When the Distributor receives sales charges and marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares.

Rule 12b-1 Plan

  The Fund has adopted a Rule 12b-1 Distribution and Service Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of Class A Shares, Class B Shares and Class C Shares. Under the Distribution Plan, Class B Shares and Class C Shares will pay a marketing fee at an annual rate of 0.75% of the average daily net assets of that Share class. Under the Services Plan, Class A Shares, Class B Shares and Class C Shares will pay a shareholder services fee at an annual rate of 0.25% of the average daily net assets of that Share class. Because Class B Shares and Class C Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

HOW TO PURCHASE SHARES

  You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

  If you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check) you will be contacted by the Fund. If the Fund is not successful in contacting you, you will receive Class A Shares.

Through an Investment Professional

  . Establish an account with the investment professional; and

  . Submit your purchase order for Shares to the investment professional as follows:

  . When investing through a registered broker/dealer:

 . You will receive that day's NAV if the broker/dealer receives your order by 4:00 p.m. (US Eastern time) and then forwards your order to the Fund before 5:00 p.m. (U.S. Eastern time) and the Fund receives your payment within three business days.

 . When investing through other investment professionals:

 . You will receive that day's NAV if the investment professional receives and forwards your order to the Fund before 4:00 p.m. (U.S. Eastern time) and the Fund receives your payment within three business days.

  You will become the owner of Shares and receive dividends when the Fund receives your payment. Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

Directly From The Fund

  . Establish your account with the Fund by submitting a completed New Account
    Form; and

  . Send your payment to the Fund by Federal Reserve wire or check.

  You will become the owner of Shares after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs. Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If you pay by check, you begin earning dividends when your check is converted into federal funds (normally the business day after the Fund receives your check).

  An institution may establish an account and place an order by calling the Fund. An institution will become a shareholder of the Fund after the Fund receives the order.

  By Wire. Once your account has been established, you may send your wire to:

  Investors Bank & Trust
  Boston, MA
  [Dollar Amount of Wire]
  ABA Number 011001438
  BNF Account Number 570000307
  [For Credit to:] (Fund Name)(Fund Class)
  (Fund Number, you can find this number on your account statement or by contacting the Fund)
  Account Number
  Trade Date and Order Number
  Group Number/Dealer Number
  Nominee/Institution Name

  You cannot purchase Shares by wire on holidays when wire transfers are restricted.

  By Check. Make your check payable to the name of the Fund, note the class of Shares and your account number on the check, and mail it to:

  Flag Investors Funds, Inc.
  P.O. Box 8612
  Boston, MA 02266-8612

  If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or Flag Investors Funds, Inc.). Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received) and Shares begin earning dividends the next day.

By Automatic Investments

  You may establish an account with your financial institution to automatically purchase Shares on pre-determined dates or when your bank account reaches a certain level. Under this program, participating financial institutions are responsible for prompt transmission of orders and may charge you for this service. You should read this prospectus along with your financial institution's agreement or materials describing this service.

By Automated Clearing House (ACH)

  Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

By Phone

  Once you establish an account, you may make additional investments by phone for future Share purchases if you have an account with a bank that is an ACH member. To apply, call the Fund for an authorization form. You may use this privilege to purchase Shares approximately two weeks from the date you file the form with the Fund's transfer agent, Federated Shareholder Services Company.

Through an Exchange

  You may purchase Shares through an exchange from the same share class of another series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds). You must meet the minimum investment requirements for purchasing Shares and both accounts must have identical registrations. In certain cases, exchanges among Class A Shares of the funds may be subject to applicable front-end sales charges. See "How to Redeem and Exchange Shares -- Exchange Privileges."

By Systematic Investment Program

  Once you have opened an account, you may automatically purchase additional Shares on a regular basis in a minimum monthly amount of $100 or a minimum quarterly amount of $250 by completing the Systematic Investment Program section of the New Account Form or by contacting the Fund or your investment professional.

Retirement Investments

  You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

HOW TO REDEEM AND EXCHANGE SHARES

  You may redeem or exchange Shares:

  . through an investment professional if you purchased Shares through an investment professional; or

  . directly from the Fund if you purchased Shares directly from the Fund.

  The following describes the deadline by which your redemption or exchange order must be made to be priced at that day's NAV. Your broker/dealer or other investment professional is responsible for promptly submitting your requests and providing proper written instructions to the Fund. Your investment professional may charge you separate fees and commissions. Your redemption proceeds are reduced by any applicable contingent deferred sales charge.

  . You will receive that day's NAV if your broker/ dealer or other financial intermediary receives and forwards your order to the Fund before the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time).

  By Telephone. You may redeem or exchange Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions. You may exchange Shares between the same class of shares of any two series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds) by telephone only if the funds have identical shareholder registrations. If you hold share certificates, they cannot be exchanged by telephone.

  By Mail. You may redeem or exchange Shares by mailing a written request to the Fund.

  You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

  Send requests by mail to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  P.O. Box 8612
  Boston, MA 02266-8612

  Send requests by private courier or overnight delivery service to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  All requests must include:

  . Fund Name and Share Class, account number and account registration;

  . amount to be redeemed or exchanged;

  . signatures of all shareholders exactly as registered; and

  . if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

  Call your investment professional or the Fund if you need special instructions.

  Signature Guarantees. Signatures must be guaranteed if:

  . your redemption will be sent to an address other than the address of record;

  . your redemption will be sent to an address of record that was changed within the last 30 days;

  . a redemption is payable to someone other than the shareholder(s) of record;
    or

  . if exchanging (transferring) into another Fund with a different shareholder registration.

  A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker/dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

Payment Methods for Redemptions

  We will mail your redemption proceeds by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form. These payment options require a signature guarantee if they were not established when the account was opened:

  . an electronic transfer to your account at a financial institution that is an ACH member; or

  . wire payment to your account at a domestic commercial bank that is a Federal
    Reserve System member. Payments will be wired the business day following a holiday or when wire transfers are restricted. Wire transfers of less than $5,000 may be subject to additional fees.

  Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Limitations on Redemption Proceeds

  Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  . to allow your purchase to clear;

  . during periods of market volatility; or

  . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

  You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

Exchange Privileges

  You may exchange Shares of the Fund into Shares of the same class of other series of Flag Investors Funds, Inc. In addition, effective January 18, 2000, you may exchange between Shares of the Fund and the same class of shares of any Flag Investors Family of Funds. To do this, you must:

  . ensure that the account registrations are identical;

  . meet any minimum initial investment requirements; and

  . receive a prospectus for the fund into which you wish to exchange.

  An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

  Class A Shares. If you exchange between funds with different sales charges, the exchange will be made at NAV. If you paid a sales charge once (including Shares acquired through reinvestment of dividends and capital gains) you will not have to pay the sales charge again upon the exchange. This is true even if you exchange out of a fund with a sales charge, then into a fund without a sales charge, and back into a fund with a sales charge. However, if you purchased into a fund without a sales charge, and exchange into a fund with a sales charge, you will be assessed the applicable sales charge when you make the exchange. However, no sales charge will be assessed on Shares that you acquired through reinvestment of dividends and distributions.

  Class B Shares and Class C Shares. Exchanges may be made between the same classes of Shares at NAV without any sales charge at the time of exchanges. The time you held the original Shares will be added to the time you held the exchanged-for Shares for purposes of calculating any applicable CDSC when you redeem those Shares.

  The Fund may modify or terminate the exchange privilege at any time. The Fund's Manager or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other series of Flag Investors Funds, Inc. and Flag Investors Family of Funds. Shareholders will be notified in advance of the termination of the exchange privilege.

  Please contact your investment professional directly or the Distributor for information on and prospectuses for the series of Flag Investors Funds, Inc. and Flag Investors Family of Funds into which you may exchange your Shares free of charge.

Systematic Withdrawal Program (SWP)

  You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or contact your investment professional or the Fund. Your account value must total a minimum of $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares, which are subject to a sales charge, while redeeming Shares using this program. A CDSC may be imposed on redemptions of Class B Shares and Class C Shares. You will not be charged a CDSC on SWP redemptions if you reinvest all dividends and capital gains distributions.

Additional Conditions

  Telephone Transactions. The Fund will record your telephone instructions. If the Fund follows reasonable procedures, it may not be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund may terminate or modify telephone privileges at any time.

  Share Certificates. The Fund does not issue Share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

Account Statements and Confirmations

  You will receive periodic statements from the Fund reporting all account activity, including dividends and capital gains paid. In addition, you will receive confirmation of purchases and redemptions.

Dividends and Capital Gains

  The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

  In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

  If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Accounts With Low Balances

  Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

Tax Information

  The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time a Fund holds its assets.

  Fund distributions are expected to be primarily capital gains by the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

WHO MANAGES THE FUND?

  A Board of Directors governs the Fund, and a Board of Trustees governs the Portfolio. The Board of Trustees selects the Manager, Deutsche Fund Management, Inc. (DFM). The Manager is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. However, the Manager has delegated daily management of the Portfolio's assets to the Advisers, who is paid by the Manager and not by the Portfolio. The Manager and Adviser are registered investment advisers. The Adviser of the Portfolio is DWS International Portfolio Management GmbH (DWS). The address for the Manager is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

  The Fund may withdraw its investment from its corresponding Portfolio at any time if the Fund's Board of Directors determines that it is in the Fund's best interests to do so. The Board would determine what action should be taken to manage the Fund's investments, including investing of all the Fund's assets in another investment company having the same investment objective and restrictions as the Fund or retaining an investment adviser to directly manage the Fund's assets in accordance with its investment objective and policies.

  The Manager is an indirect subsidiary of Deutsche Bank AG, a major global banking institution. The Adviser is also a subsidiary of Deutsche Bank AG. With total assets the equivalent of US$874.8billion and 90,850 employees as of June 30, 1999, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

  Other subsidiaries of Deutsche Bank AG include Deutsche Fonds Holding GmbH
(DFH), a company with limited liability organized under the laws of Germany. DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (DWS) and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 200 mutual funds, having aggregate assets under management of more than the equivalent of US$83.7billion as of June 30, 1999. DFH, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

  The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 23.9% share of the German mutual fund market based on assets under management as of June 30, 1999. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."

  DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods; 1998: best fund manager for 1-, 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark (DM) terms and below-average volatility.

  On June 4, 1999, Deutsche Bank AG (Deutsche Bank) acquired Bankers Trust Corporation. On March 11, 1999, Bankers Trust Company (Bankers Trust), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

  Deutsche Bank's acquisition of Bankers Trust occurred after the wrongdoing at Bankers Trust took place. As a result of the plea, however, absent an order from the SEC, DFM and DWS may not be able to continue to provide advisory services to the Funds. The SEC has granted a temporary order under Section 9(c) of the Investment Company Act of 1940 (1940 Act) to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the 1940 Act, has filed an application for a permanent order. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers

  Following are the portfolio managers who are primarily responsible for the day-to-day management of the Portfolio that is the underlying investments of the Fund. Each portfolio manager has served as such since the inception of the Portfolio in October 1997.

  Mr. Klaus Martini joined the DWS Group in 1984, where he hasbeen a Portfolio Manager for European stock funds since 1988. Mr. Martini also serves as Senior Portfolio Manager for Top 50 Europa, a German registered mutual fund with substantially the same investment objective, policies and restrictions as the Top 50 Europe Portfolio. He is Senior Investment Officer, Head of the European Equity Team, supervising funds holding assets under management of EUR 6.4 billion (US $6.6 billion) as of June 30, 1999.

Ms. Elisabeth Weisenhorn has 13 years of experience as an investment manager.She joined the DWS Group in 1985as Senior Investment Officer, Head of the European Equity Team. Ms. Weisenhorn supervises funds holding assets under management of EUR 13.9 billion (US $14.2 billion) as of June 30, 1999. Ms. Weisenhorn is based at DWS Group's office in Frankfurt, Germany.

Management and Advisory Fees

  The Manager receives an annual fee of 1.00% based on the average daily net assets of the underlying Portfolio in which the Fund invests. The Manager pays the Adviser a portion of this fee. The Manager has agreed to waive its fee and reimburse the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through August 31, 2000: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.

FINANCIAL INFORMATION

  The Financial Highlights will help you understand the Fund's financial performance since its inception in October 1997. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report for the fiscal year ended August 31, 1999. The Annual Report accompanies the Fund's Statement of Additional Information.

  The financial information is presented for the fiscal year ended August 31, 1999 under the name of the Fund in effect at that time (Deutsche Funds, Inc.).

FINANCIAL HIGHLIGHTS

  Selected data for a Class A share of common stock outstanding throughout each period.

                                                                            Deutsche Top 50 Europe
                                                                    ------------------------------------------
                                                                           For the Year                For the
Period
                                      Ended
Ended/1/
                                                                            August 31,                   August
31,
                                                                               1999                         1998
                                                                           -------------
--------------
 Net asset value at beginning of period                                        $   13.03                       $
12.50
Investment Operations:
 Net investment income                                                              0.04
0.02
 Net realized and unrealized gain on investments,
  futures contracts and foreign currency allocated
  from corresponding Deutsche Portfolio                                             0.33
0.51
 Increase from investment operations                                                0.37
0.53
Distributions to Shareholders:
 Dividends from net investment income
-                             -
 Distributions from net realized gains
-                             -
 Total distributions
 Net asset value at end of period                                               $   13.40                       $
13.03
Total Return (based on net asset value)/2/                                          2.84%
4.24%*
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                             $   3,796                       $
1,208
Ratios to Average Net Assets:
 Expenses3                                                                          1.60%
1.60%**
 Net investment income/3/                                                           0.44%
0.50%**
 Portfolio turnover of corresponding Deutsche Portfolio
61%                           27%*
1 Commencement of operations
10/2/97

2 Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the
  beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at
  net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

3 Includes the Fund's allocated portion of the corresponding Deutsche
Portfolio's expenses net of expense reimbursements. Had the
  Man ager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

  Expenses to average net assets                                                    4.73%
16.53%**
  Net investment loss to average net assets                                        (2.69)%
(14.43)%**

* Not annualized

**Annualized

FINANCIAL HIGHLIGHTS

  Selected data for a Class B share of common stock outstanding throughout each period.

                                                                                  Deutsche Top 50 Europe
                                                                       ------------------------------------------
                                                                           For the Year            For the Period
                                      Ended
Ended/1/
                                                                            August 31,               August 31,
                                                                               1999                     1998
                                                                           -------------           --------------
 Net asset value at beginning of period                                   $   11.65                     $ 12.50
                                                                          ---------                     -------
Investment Operations:
 Net investment loss                                                          (0.04)                      (0.01)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency allocated from
  corresponding Deutsche Portfolio                                             0.28                       (0.84)
                                                                          ---------                     -------
 Increase (decrease) from investment operations                                0.24                       (0.85)
                                                                          ---------                     -------
Distributions to Shareholders:
 Dividends from net investment income                                             -                          -
 Distributions from net realized gains
 Total distributions                                                              -                          -
                                                                          ---------                     -------
 Net asset value at end of period                                          $   11.89                     $ 11.65
                                                                          =========                     =======
Total Return (based on net asset value)/2/                                     2.06%                      (6.80)%
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                        $   6,395                     $ 3,120
Ratios to Average Net Assets:
 Expenses3                                                                     2.35%                       2.35%**
 Net investment loss/3/                                                       (0.46)%
(0.46)%**
 Portfolio turnover of corresponding Deutsche Portfolio                          61%                         27%*

1 Commencement of operations                                                                             3/30/98

2 Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the
  begin ning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also
  at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

3 Includes the Fund's allocated portion of the corresponding Deutsche
Portfolio's expenses net of expense reimbursements. Had the
  Man ager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

  Expenses to average net assets                                               5.39%                      17.28%**
  Net investment loss to average net assets                                   (3.50)%
(15.39)%**

* Not annualized

**Annualized

FINANCIAL HIGHLIGHTS

  Selected data for a Class C share of common stock outstanding for the period September 2, 19981 through August 31, 1999.

                                                                 Deutsche
                                                                  Top 50
                                                                  Europe
                                                                 -------
 Net asset value at beginning of period                          $    12.50
                                                                 ----------
Investment Operations:
 Net investment                                                       (0.03)
 Net realized and unrealized gain on investments,
  futures contracts and foreign currency allocated
  from corresponding Deutsche Portfolio                                0.48
                                                                 ----------
 Increase from investment operations                                   0.45
                                                                 ----------
Distributions to Shareholders:
 Dividends from net investment income                                     -
 Distributions from net realized gains                                    -
                                                                 ----------
 Total distributions                                                      -
 Net asset value at end of period                                 $    12.95
                                                                 ==========
Total Return (based on net asset value)2* 3.60% Ratios and Supplemental Data:
 Net assets, end of period (000's)                               $      967
Ratios to Average Net Assets:
 Expenses3**                                                           2.35%
 Net investment loss3**                                               (0.31)%
 Portfolio turnover of corresponding Deutsche Portfolio*                 61%

1 Commencement of operations

2 Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the
  begin ning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also
  at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

3 Includes the Fund's allocated portion of the corresponding Deutsche
Portfolio's expenses net of expense reimbursements. Had the
  Man ager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

  Expenses to average net assets**                                     5.97%
  Net investment loss to average net assets**                         (3.93)%

* Not annualized

**Annualized

                           [Logo of Flag Investors]

                          Flag Investors Funds, Inc.
                             5800 Corporate Drive
                           Pittsburgh, PA 15237-7010
                                (888) 433-6385

--------------------------------------------------------------------------------

A Statement of Additional Information (SAI) dated December 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's SAI and Annual and Semi- Annual Reports to shareholders as they become available. The Annual Report's Investment Review discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-888-433-6385.

You can obtain information about the Fund (including the SAI) by writing to or visiting the Public Reference Room in Washington, D.C. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

                                        Investment Company Act File No. 811-8227
                                                                 Cusip 33832F887
                                                                 Cusip 33832F879
                                                                 Cusip 33832F861
--------------------------------------------------------------------------------
                                                                       G02179-14
                                                                       TOP50EPRO
                                                                         (12/99)


                                    [LOGO]
                             [FLAG INVESTORS LOGO]
                        Investing With A Difference(R)

                                  Top 50 Asia
                        (formerly Deutsche Top 50 Asia)
                       Class A Shares and Class B Shares
                        Prospectus -- December 31, 1999


The Fund's objective is high capital appreciation, and as a secondary objective, reasonable dividend income.

A series of Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.), an open-end management investment company.

The Fund offers Shares through investment professionals (securities dealers and through financial institutions that act as shareholder servicing agents). You may also buy Shares through the Fund's Transfer Agent. This Prospectus describes Class A Shares and Class B Shares of the Fund. These separate classes give you a choice as to sales charges and Fund expenses.


TABLE OF CONTENTS
Investment Objective, Strategies,
Performance and Risk..........................................   1
What are the Fund's Fees and Expenses?........................   3
What are the Fund's Investment Strategies?....................   4
What are the Principal Securities in Which the Fund Invests?..   5
What are the Specific Risks of Investing 6
in the Fund?..................................................   6
What do Shares Cost?..........................................   7
How is the Fund Sold?.........................................  10
How to Purchase Shares........................................  10
How to Redeem and Exchange Shares.............................  12
Account and Share Information.................................  14
Who Manages the Fund?.........................................  14
Financial Information.........................................  15



Flag Investors Funds, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-7010


    As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE, STRATEGIES, PERFORMANCE AND RISK

What is the Fund's Objective and Principal Investment Strategy?

  The Fund is part of a series of Flag Investors Funds, Inc. The Fund invests all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (formerly Deutsche Portfolios), with identical investment objectives and policies through a Hub and Spoke(R) (master- feeder) investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio. For a table of the Fund and its corresponding Portfolio, see "Organization" in the Fund's Statement of Additional Information. The Fund does not represent a complete investment program, and may not be suitable for all investors.

  Investment Objective: The investment objective of the Fund is high capital appreciation, and as a secondary objective, reasonable dividend income.

  The Fund generally owns equity securities of 50 companies. The portfolio manager selects companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

 . strong market position within its market;
 . profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;
 . high quality management with an orientation toward strong, long-term earnings; . long-range strategic plans in place;
 . generally publicly-held with broad distribution of financial information related to its operations.


  Strategy: The Fund invests at least 65% of its total assets inequity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Asian countries. The Fund selects companies that have some or all of the following attributes:


 . strong prospects for medium-term growth;
 . solid market position, with favorable financial performance and indicators;
  and
 . high quality management whose aim is toward longer-term earnings, with a strategic view of their companies and markets.


What are the Main Risks of Investing in the Fund?

  All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns are listed below.

  Investments in the Fund entails the following risks:

 . Stock market risks -- the value of securities rise and fall;
 . Sector risks -- the possibility that certain sectors may underperform other sectors or the market as a whole;
 . Liquidity risks -- the foreign securities in which the Fund invests may trade infrequently and may be subject to greater fluctuation in price than other securities;
 . Currency risks -- fluctuations in the exchange rate between the U.S. dollar and foreign currencies;

 . Risks of investing in specific regions -- the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, which makes the Fund subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments;

 . Risks of foreign investing -- the foreign markets in which the Fund invests may be subject to different economic or political conditions from those of the United States and may lack financial reporting standards or regulatory requirements compared to those applicable to U.S. companies;


 . Risks of investing in emerging market countries -- prices of emerging market securities in which the Fund invests can be significantly more volatile than prices of securities in developed countries; and

 . Risks of non-diversification --as a non-diversified Fund, the Fund is allowed to invest a higher percentage of its assets among fewer issuers of portfolio securities than diversified Funds. This increases the Fund's risks by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. Despite this ability to invest in fewer issuers, the Fund generally attempts to maintain exposure to a broad number of issuers.

  The Fund cannot guarantee that it will achieve its investment objective.


  The Shares of the Fund offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.


Risk/Return Bar Chart and Table

The following unaudited performance information gives you an indication of the risks of investing in the Fund by comparing its performance with a broad measure of market performance. Past performance of the Fund does not necessarily predict future performance. For more current performance information, call 1-888-433-6385.

Bar Chart. The bar chart represents the 1998 calendar year performance of Class A Shares of the Fund (which is the share class with the longest operating history). The bar chart does not reflect the maximum sales charge imposed on Class A Shares. If these charges or fees had been included, the return would have been lower. Following the bar chart is the year-to-date performance of a Fund's Class A Shares through the most recent calendar quarter, again without reflecting any applicable sales charge imposed on Class A Shares. Also provided is the best and worst 1998 calendar quarter performance for Class A Shares.


  Total Return. The Average Annual Total Return for Class A Shares of the Fund is compared to an appropriate broad-based securities market index for the calendar year ended December 31, 1998. Unlike the performance information shown in the bar chart, the Fund's total return figures reflect the maximum sales charges that could apply. The market indices are unmanaged and are not adjusted for any sales charges, expenses or other fees the SEC requires to be reflected in the Fund's performance. You cannot invest directly in an index.


Class A Shares
Annual Total Return (calendar year-end 1998)



[Graphic representation omitted.  See Appendix A.3.]

The Fund's Class A Shares total return from January 1, 1999 to September 30, 1999 was 59.90%.


Best quarter                 (4Q98)          37.15%
Worst quarter                (2Q98)         -19.84%


Average Annual Total Return*
(for the periods ended December 31, 1998)

                                                            Since Start of
                                           1 Year           Performance**
Class A Shares                                 3.08%               (10.66)%
MSCI Pacific ex-Japan Index                  (6.64)%               (28.58)%

* The table shows the Fund's total returns averaged over a period of years relative to the MSCI Pacific ex-Japan Index, a broad-based market index of Asia-Pacific (except Japan) equity securities.

** Class A Shares: October 14, 1997

WHAT ARE THE FUND'S FEES AND EXPENSES?

  This table describes the fees and expenses of the Fund including those of the corresponding Portfolio that you may pay if you buy and hold Class A Shares or Class B Shares of the Fund.



Class A       Class B
Shareholder
Fees:
(fees paid directly from your
investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) 5.50% None Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price
  or redemption proceeds, whichever is lower)
0.00%*        5.00**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions)
  (as a percentage of offering price)
None          None

Redemption Fee (as a percentage of amount redeemed, if applicable)
None          None
Exchange Fee
None          None

Annual Fund Operating
Expenses:
 (expenses that are deducted from Fund assets) (as a percentage of average net assets) Management Fee 1.00% 1.00% Distribution and/or Service (12b-1) Fees
0.25% 1.00% Other Expenses 2.25% 1.75% Total Annual Fund Operating Expenses
(before fee waivers and expense reimbursements) 3.50% 3.75% Total Reimbursements of Fund Expenses 1.90% 1.40% Total Net Annual Fund Operating Expenses (after fee waivers and expense reimbursements)*** 1.60% 2.35%

* A maximum 1% contingent deferred sales charge may be imposed on redemptions within one year of certain Shares purchased without an initial sales charge. See "What Do Shares Cost?"
** The contingent deferred sales charge declines from the maximum amount to 1% in the sixth year, and 0% thereafter.
*** The Manager has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2000 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total Net Annual Fund Operating Expenses (after reimbursements)."


Example:

  This Example is intended to help you compare the cost of investing in the Fund's Class A and B Shares with the cost of investing in other mutual funds.


  The Example assumes that you invest $10,000 in the Fund's Class A and B Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A and B Shares' operating expenses remain the same during the period. The Example shows expenses using two different assumptions: Fund operating expenses before and after fee waivers and expense reimbursements by the Manager. Please note that the Manager is only bound to waive fees and reimburse expenses through December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                   1 year    3 years    5
years    10 years
Class
A
Expenses before fee waivers and expense reimbursements                              $883     $1,565
$2,267      $4,116
Expenses after fee waivers and expense reimbursements                               $704     $1,027
$1,373      $2,346
Class
B
Expenses before fee waivers and expense reimbursements:
Assuming redemption fee                                                             $877     $1,454
$2,145      $3,993
Assuming no redemption fee                                                          $377     $1,146
$1,934      $3,993
Expenses after fee waivers and expense
reimbursements:
Assuming redemption fee                                                             $738     $1,050
$1,477      $2,686
Assuming no redemption fee                                                          $238     $  733
$1,255      $2,686


WHAT ARE THE FUND'S INVESTMENT STRATEGIES?


A summary of the Fund's principal investment strategy has been provided above. Below is additional information on the Fund's principal investment strategies.


  The Adviser monitors the companies it selects for the Fund to detect risk by analyzing possible changes in their earnings outlook and/or financial condition. In order to assess risks, the Adviser monitors the annual and interim financial statements of a broad universe of companies, conducts sector and industry analyses and maintains company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Adviser will assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled or have their primary stock market listings.

  The Adviser will consider the geographic market focus of the Fund in considering companies proposed for investment.


  Currently, a majority of the Fund's investments are in Japanese, Korean, Taiwanese, Hong Kong and Singapore companies, although the Fund also invests in Australian, Thai, Malaysian, Indonesian, Chinese and Indian companies. Consistent with the Fund's investment strategy, the Fund may invest in other Asian companies. The Fund focuses on companies that meet one or more of the following attributes:


 .  strong prospects for medium-term growth;
 .  solid market position, with favorable financial performance and indicators;
   and
 . high quality management whose aim is toward longer-term earnings, with a strategic view of their companies and markets.

Hedging

  The Fund uses hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using forward contracts, combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Temporary Defensive Investments

  The Fund may temporarily depart from its principal investment strategy by investing its assets in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may do this to minimize potential losses, maintain liquidity to meet shareholder redemptions, or during or in anticipation of adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?


The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.


  Following are descriptions of the different types of securities that may comprise the principal securities of the Fund, as explained above and in the Fund's investment strategy. For purposes of the Fund's investments, convertible bonds and bonds with warrants are considered equity securities, not fixed income securities. The Fund may invest in each type of security and its related subtypes.

Equity Securities

  Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities. The following describes the types of equity securities in which the Fund may invest.

  Common Stocks. Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

  Foreign Securities. Foreign securities are securities of issuers based outside the United States. Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

  Foreign Currency Exchange Contracts. In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset in order to hedge currency risks associated with owning assets denominated in foreign currencies. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Derivative Contracts

  Derivative contracts are typically financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. Still other derivative contracts may involve warrants on the foregoing, in which case there is an option rather than a requirement to purchase the underlying instrument. The other party to a derivative contract is referred to as a counterparty.


WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?


  Following are descriptions of the different types of risks that an investment in the Fund may entail, as previously summarized under "What are the Main Risks of Investing in the Fund?"

Stock Market Risks

  The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

  The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks

  Companies operating in the same field or area of business may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

  Trading opportunities are more limited for equity or fixed income securities that are not widely held or have no or low credit ratings. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Currency Risks

  Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

  With the advent of the Euro, the new single currency of the European Monetary Union (EMU), the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.


  Historically, exchange rates have been more volatile in Asian countries. Therefore, currency risks may be higher for the Fund.


Risks of Investing in Specific Countries and Regions

  The Fund invests a significant portion of its assets in specific regions or countries, and therefore is exposed to the risks associated with that region or country and could be subject to greater risk due to unanticipated and negative economic events and/or market action in such countries or regions. For example, the Fund invests in Asian countries, which have experienced sudden and unexpected disruptions in their governments and economies with adverse consequences for investors.

Risks of Foreign Investing

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

  Investments trading in foreign countries entail greater risks than in the United States because of the differences in trading and settlement systems, liquidity, volatility, commission rates, and regulation.

Risks of Investing in Emerging Market Countries

  Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

  Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.


Derivative Contracts


  The Fund's ability to successfully use futures, options, warrants and currency transactions will depend on the ability of the Adviser to predict the direction of the market and correlation of the transactions with changes in the value of the Fund's assets. These transactions could expose the Fund to the effect of leverage, and thereby increase the Fund's exposure to the market and loss than it otherwise would have had if it had not entered into these transactions.

Year 2000 Readiness

  The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.

  While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.


  The Fund's service providers have made changes to their computer systems to address any Year 2000 problems. In addition, they have gathered information from third-party providers to determine their Year 2000 readiness.

  Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser continues to review information regarding the Year 2000 readiness of issuers of securities the Fund may purchase. However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities may find it more difficult to determine the Year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets. The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.


WHAT DO SHARES COST?

  You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) is open. The Fund offers Class A Shares and Class B Shares. Each Share class represents interests in the Fund's portfolio of securities. The differences between the Share classes relate to the timing and amount of asset-based sales charge an investor bears directly or indirectly as a shareholder.


  When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV). See "How to Purchase Shares" and "How to Redeem and Exchange Shares." In addition, purchase transactions and exchange transactions may be subject to an applicable front-end sales charge (the public offering price), and redemption transactions may be subject to a contingent deferred sales charge.

  The value of Shares of the Fund is generally determined based upon the market value of the portfolio securities held by the underlying Portfolio. However, the Fund's Board may determine in good faith that another method of valuing investments is necessary to appraise their fair value.


  NAV of the Fund is determined at 4:00 p.m. (U.S. Eastern time) each day the NYSE is open. Since the Fund owns foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange Shares.

  The tables below summarize the minimum initial and subsequent investment amounts, the maximum front-end sales charge that you will pay on a purchase of Class A Shares, and the maximum contingent deferred sales charge you will pay at the time you redeem your Shares. The minimum investment amounts may be waived or lowered from time to time. Keep in mind that investment professionals may charge you additional fees for their services in connection with your Share transactions.





                               Minimum             Maximum Sales Charge
                               Initial/                           Contingent
                              Subsequent        Front-End          Deferred
                              Investment          Sales             Sales
Shares Offered                Amounts/1/        Charge/2/         Charge/3/
Class A                      $2,000/$100          5.50%              0.00%
Class B                      $2,000/$100          None               5.00%

/1/ The minimum initial and subsequent investment amounts for retirement plans are $1,000 and $100, respectively. The minimum monthly and quarterly subsequent investment amounts for Systematic Investment Programs are $100 and $250, respectively. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. Class B Shares will automatically convert into Class A Shares after seven full years from the purchase date. This conversion is a non-taxable event.
/2/ Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase -- Class A Shares Only."
/3/ See "Sales Charge When You Redeem." As noted in the following tables, certain Class A Shares may be subject to contingent deferred sales charges.


Sales Charge When You Purchase --
Class A Shares Only

                                                Sales
                                              Charge as
                                                  a               Sales
                                             Percentage         Charge as
                                              of Public             a
                                              Offering         Percentage
Purchase Amount                                 Price            of NAV
Less than $50,000                               5.50%             5.82%
$50,000 but less than $100,000                  4.50%             4.71%
$100,000 but less than $250,000                 3.50%             3.63%
$250,000 but less than $500,000                 2.50%             2.56%
$500,000 but less than $1million                2.00%             2.04%
$1 million or greater/1/                        0.00%             0.00%

/1/ A contingent deferred sales charge of 1% or .5% of the redemption amount applies to Class A Shares redeemed within the first or second year, respectively, of purchase under certain investment programs where an investment professional received an advance payment on the transaction. The .5% charge only applies to Shares purchased on or after January 18, 2000. See "Sales Charge When You Redeem".

  The sales charge at purchase may be reduced or eliminated by:

 . purchasing Shares in greater quantities to reduce the applicable sales charge; . combining concurrent purchases of Shares:
  . by you, your spouse, and your children under age 21;

  . of the same share class of two or more series of Flag Investors Funds, Inc.*
    (other than money market funds); or by a trustee or fiduciary for a single trust estate or a single fiduciary account;

 . accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund);
 . signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information); or

 . by exchanging from Class A Shares of the Fund into Class A Shares of any other series of Flag Investors Funds, Inc.*


  The sales charge will be eliminated when you purchase Shares:

 . within 90 days of redeeming Shares of an equal or lesser amount;

 . through wrap accounts or other investment programs where you pay the investment professional directly for services;
 . through IRA Rollover accounts sponsored by Deutsche Bank Securities, Inc.,
  Deutsche Bank Trust Company and its affiliates;
 . through retirement and deferred compensation plans and trusts used to fund those plans;
 . through investment professionals that receive no portion of the sales charge;

 . as part of an Eligible Benefit Plan having at least 250 employees or $1,000,000 invested in Flag Investors Funds, Inc.*;

* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.


 . as a current or retired Trustee, Director or employee of Deutsche Bank AG or its affiliates, current or retired Board member of a fund advised by Deutsche Bank AG or its affiliates, and the spouse or minor children of these individuals;

 . through qualified separate accounts maintained by an insurance company;

 . through trust companies and bank trust departments, including Deutsche Bank
  Trust Company and its affiliates, initially investing at least $100,000 of assets on behalf of any one of their investor clients; or

 . through accounts investing $100,000 or more for a state or territory of the U.S., its counties, cities, or instrumentalities; charitable organizations; charitable remainder trusts; or life income pools.

  If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify the Fund's Distributor, ICC Distributors, Inc., at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

Sales Charge When You Redeem

  Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

Class A Shares

A CDSC of 1% or .5% of the redemption amount applies to Class A Shares redeemed within the first or second year, respectively, of purchase under certain investment programs where an investment professional received an advance payment on the transaction. You will pay the CDSC upon redemption of Class A Shares that you purchased without an initial sales charge based on an initial investment of $1 million or more. The .5% CDSC only applies to Shares purchased on or after January 18, 2000.

Class B Shares
Shares Held Up To:                                                   CDSC
1 year                                                               5.00%
2 years                                                              4.00%
3 years                                                              3.00%
4 years                                                              3.00%
5 years                                                              2.00%
6 years                                                              1.00%
7 years.                                                             0.00%

You will not be charged a CDSC when redeeming Shares:

 . purchased with reinvested dividends or capital gains;

 . Shares held for more than six full years from the date of purchase with respect to Class B Shares, and two full years from the date of purchase with respect to Class A Shares that were purchased without a front-end sales charge;

 . that you exchanged into the same share class of another series of Flag Investors Funds, Inc.* where the shares were held for the applicable CDSC holding period;

 . purchased through investment professionals who did not receive advanced sales payments;
 . if, after you purchase Shares, you become disabled as defined by the IRS; or . as a Director/Trustee or employee of the Fund/ Portfolio, the Adviser, the
  Distributor and their affiliates, and the spouse or children under age 21 of these individuals.

  In addition, you will not be charged a CDSC:

 . if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;
 . if your redemption is a required retirement plan distribution;

 . when you exchange your Shares for the same class of Shares of another series of Flag Investors Funds, Inc.*;

 . upon the death of the last surviving shareholder of the account.

  If your redemption qualifies, you or your investment professional should notify the Distributor at the time of redemption to eliminate the CDSC. If the Distributor is not notified, the CDSC will apply.

  To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

 . Shares that are not subject to a CDSC; and

 . Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other series of Flag Investors Funds, Inc.* that have been exchanged for Shares of the Fund).


  The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower. If you are redeeming Shares acquired in an exchange, the purchase price relates back to the Shares initially acquired in the exchange.


* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.


HOW IS THE FUND SOLD?

  As noted above, the Fund offers one or more classes of Shares that bear different sales charges and levels of expenses. Class A Shares are subject to a front-end sales charge that reduces the amount of your purchase price that is invested on your behalf. Class B Shares do not impose front-end sales charges, so that your entire purchase price is invested on your behalf. However, Class B Shares have higher expense ratios and pay lower dividends than Class A Shares, and redemptions of those Shares may be reduced by a contingent deferred sales charge if you did not hold them for the required amount of time. Class B Shares will convert on a tax-free basis to Class A Shares after seven full years. The decision of which share class to purchase should be based on your purchase amount, your investment horizon, and other personal factors. However, orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently.

  The Fund's Distributor, ICC Distributors, Inc., markets the Shares described in this prospectus to individuals, directly or through investment professionals.

  When the Distributor receives sales charges and marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares.

Rule 12b-1 Plan

  The Fund has adopted a Rule 12b-1 Distribution and Service Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of Class A Shares and Class B Shares. Under the Distribution Plan, Class B Shares will pay a marketing fee at an annual rate of 0.75% of the average daily net assets of that Share class. Under the Services Plan, Class A Shares and Class B Shares will pay a shareholder services fee at an annual rate of 0.25% of the average daily net assets of that Share class. Because Class B Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other Shares with different sales charges and marketing fees.


HOW TO PURCHASE SHARES

  You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

  If you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check) you will be contacted by the Fund. If the Fund is not successful in contacting you, you will receive Class A Shares.

Through an Investment Professional

 . Establish an account with the investment professional; and . Submit your purchase order for Shares to the investment professional as follows:
  . When investing through a registered broker/dealer:
    - You will receive that day's NAV if the broker/dealer receives your order by 4:00 p.m. (US Eastern time) and then forwards your order to the Fund before 5:00 p.m. (U.S. Eastern time) and the Fund receives your payment within three business days.

  . When investing through other investment professionals:

    - You will receive that day's NAV if the investment professional receives and forwards your order to the Fund before 4:00 p.m. (U.S. Eastern time) and the Fund receives your payment within three business days.

  You will become the owner of Shares and receive dividends when the Fund receives your payment. Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

Directly From the Fund

 . Establish your account with the Fund by submitting a completed New Account
  Form; and
 . Send your payment to the Fund by Federal Reserve wire or check.


  You will become the owner of Shares after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs. Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If you pay by check, you begin earning dividends when your check is converted into federal funds (normally the business day after the Fund receives your check).


  An institution may establish an account and place an order by calling the Fund. An institution will become a shareholder of the Fund after the Fund receives the order.

  By Wire. Once your account has been established, you may send your wire to:

  Investors Bank & Trust
  Boston, MA
  [Dollar Amount of Wire]
  ABA Number 011001438
  BNF Account Number 570000307
  [For Credit to:] (Fund Name)(Fund Class)
  (Fund Number, you can find this number on your account statement or by contacting the Fund)
  Account Number
  Trade Date and Order Number
  Group Number/Dealer Number
  Nominee/Institution Name
  You cannot purchase Shares by wire on holidays when wire transfers are restricted.

  By Check. Make your check payable to the name of the Fund, note the class of Shares and your account number on the check, and mail it to:

  Flag Investors Funds, Inc.
  P.O. Box 8612
  Boston, MA 02266-8612
  If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or Flag Investors Funds, Inc.). Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received) and Shares begin earning dividends the next day.

By Automatic Investments

  You may establish an account with your financial institution to automatically purchase Shares on pre- determined dates or when your bank account reaches a certain level. Under this program, participating financial institutions are responsible for prompt transmission of orders and may charge you for this service. You should read this prospectus along with your financial institution's agreement or materials describing this service.

By Automated Clearing House (ACH)

  Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

By Phone
  Once you establish an account, you may make additional investments by phone for future Share purchases if you have an account with a bank that is an ACH member. To apply, call the Fund for an authorization form. You may use this privilege to purchase Shares approximately two weeks from the date you file the form with the Funds' transfer agent, Federated Shareholder Services Company.

Through an Exchange

  You may purchase Shares through an exchange from the same share class of another series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds). You must meet the minimum investment requirements for purchasing Shares and both accounts must have identical registrations. In certain cases, exchanges among Class A Shares of the funds may be subject to applicable front-end sales charges. See "How to Redeem and Exchange Shares -- Exchange Privileges."


By Systematic Investment Program

  Once you have opened an account, you may automatically purchase additional Shares on a regular basis in a minimum monthly amount of $100 or a minimum quarterly amount of $250 by completing the Systematic Investment Program section of the New Account Form or by contacting the Fund or your investment professional.

Retirement Investments

  You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

HOW TO REDEEM AND EXCHANGE SHARES

  You may redeem or exchange Shares:

 .  through an investment professional if you purchased Shares through an investment professional; or
 .  directly from the Fund if you purchased Shares directly from the Fund.

  The following describes the deadline by which your redemption or exchange order must be made to be priced at that day's NAV. Your broker/dealer or other investment professional is responsible for promptly submitting your requests and providing proper written instructions to the Fund. Your investment professional may charge you separate fees and commissions. Your redemption proceeds are reduced by any applicable contingent deferred sales charge.

 . You will receive that day's NAV if your broker/ dealer or other financial intermediary receives and forwards your order to the Fund before the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time).


  By Telephone. You may redeem or exchange Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions. You may exchange Shares between the same class of shares of any two series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds) by telephone only if the funds have identical shareholder registrations. If you hold Share certificates, they cannot be exchanged by telephone.


  By Mail. You may redeem or exchange Shares by mailing a written request to the Fund.

  You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

  Send requests by mail to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  P.O. Box 8612
  Boston, MA 02266-8612

  Send requests by private courier or overnight delivery service to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  All requests must include:

 . Fund Name and Share Class, account number and account registration;
 . amount to be redeemed or exchanged;
 . signatures of all shareholders exactly as registered; and . if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

  Call your investment professional or the Fund if you need special instructions.

  Signature Guarantees. Signatures must be guaranteed if:

 . your redemption will be sent to an address other than the address of record;
 . your redemption will be sent to an address of record that was changed within the last 30 days;
 . a redemption is payable to someone other than the shareholder(s) of record; or . if exchanging (transferring) into another Fund with a different shareholder registration.

  A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker/dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

Payment Methods for Redemptions

  We will mail your redemption proceeds by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form. These payment options require a signature guarantee if they were not established when the account was opened:

 . an electronic transfer to your account at a financial institution that is an ACH member; or

 . wire payment to your account at a domestic commercial bank that is a Federal
  Reserve System member. Payments will be wired the business day following a holiday or when wire transfers are restricted. Wire transfers of less than $5,000 may be subject to additional fees.

  Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Limitations on Redemption Proceeds

  Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

 . to allow your purchase to clear;
 . during periods of market volatility; or . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

  You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

Exchange Privileges

  You may exchange Shares of the Fund into shares of the same class of other series of Flag Investors Funds, Inc. In addition, effective January 18, 2000, you may exchange between Shares of the Fund and the same class of shares of any Flag Investors Family of Funds. To do this, you must:


 . ensure that the account registrations are identical;
 . meet any minimum initial investment requirements; and . receive a prospectus for the fund into which you wish to exchange.

  An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

  Class A Shares. If you exchange between funds with different sales charges, the exchange will be made at NAV. If you paid a sales charge once (including Shares acquired through reinvestment of dividends and capital gains) you will not have to pay the sales charge again upon the exchange. This is true even if you exchange out of a fund with a sales charge, then into a fund without a sales charge, and back into a fund with a sales charge. However, if you purchased into a fund without a sales charge, and exchange into a fund with a sales charge, you will be assessed the applicable sales charge when you make the exchange. However, no sales charge will be assessed on Shares that you acquired through reinvestment of dividends and distributions.

  Class B Shares. Exchanges may be made between the same classes of Shares at NAV without any sales charge at the time of exchanges. The time you held the original Shares will be added to the time you held the exchanged-for Shares for purposes of calculating any applicable CDSC when you redeem those Shares.


  The Fund may modify or terminate the exchange privilege at any time. The Fund's Manager or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other series of Flag Investors Funds, Inc. and Flag Investors Family of Funds. Shareholders will be notified in advance of the termination of the exchange privilege.

  Please contact your investment professional directly or the Distributor for information on and prospectuses for the series of Flag Investors Funds, Inc. and Flag Investors Family of Funds into which you may exchange your Shares free of charge.


Systematic Withdrawal Program (SWP)

  You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or contact your investment professional or the Fund. Your account value must total a minimum of $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares, which are subject to a sales charge, while redeeming Shares using this program. A CDSC may be imposed on redemptions of Class B Shares. You will not be charged a CDSC on SWP redemptions if you reinvest all dividends and capital gains distributions.

Additional Conditions

  Telephone Transactions. The Fund will record your telephone instructions. If the Fund follows reasonable procedures, it may not be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund may terminate or modify telephone privileges at any time.


   Share Certificates. The Fund does not issue Share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.


ACCOUNT AND SHARE INFORMATION

Account Statements and Confirmations

  You will receive periodic statements from the Fund reporting all account activity, including dividends and capital gains paid. In addition, you will receive confirmation of purchases and redemptions.

Dividends and Capital Gains

  The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

  In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

  If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Accounts With Low Balances

  Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

Tax Information

  The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

  Fund distributions are expected to be primarily capital gains by the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

WHO MANAGES THE FUND?

  A Board of Directors governs the Fund, and a Board of Trustees governs the Portfolio. The Board of Trustees selects the Manager, Deutsche Fund Management, Inc. (DFM). The Manager is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. However, the Manager has delegated daily management of the Portfolio's assets to the Adviser, who is paid by the Manager and not by the Portfolio. The Manager and Adviser are registered investment advisers. The Adviser of the Portfolio is DWS International Portfolio Management GmbH (DWS). The address for the Manager is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

  The Fund may withdraw its investment from its corresponding Portfolio at any time if the Fund's Board of Directors determines that it is in the Fund's best interests to do so. The Board would determine what action should be taken to manage the Fund's investments, including investing of all the Fund's assets in another investment company having the same investment objective and restrictions as the Fund or retaining an investment adviser to directly manage the Fund's assets in accordance with its investment objective and policies.


  The Manager is an indirect subsidiary of Deutsche Bank AG, a major global banking institution. The Adviser is also a subsidiary of Deutsche Bank AG. With total assets the equivalent of US $874.8billion and 90,850 employees as of June 30, 1999, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

  Other subsidiaries of Deutsche Bank AG include Deutsche Fonds Holding GmbH
(DFH), a company with limited liability organized under the laws of Germany. DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (DWS) and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 200 mutual funds, having aggregate assets under management of more than the equivalent of US $83.7billion as of June 30, 1999. DFH, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.



  The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 23.9% share of the German mutual fund market based on assets under management as of June 30, 1999. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."

  DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods; 1998: best fund manager for 1-, 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark (DM) terms and below-average volatility.

  On June 4, 1999, Deutsche Bank AG (Deutsche Bank) acquired Bankers Trust Corporation. On March 11, 1999, Bankers Trust Company (Bankers Trust), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

  Deutsche Bank's acquisition of Bankers Trust occurred after the wrongdoing at Bankers Trust took place. As a result of the plea, however, absent an order from the SEC, DFM and DWS may not be able to continue to provide advisory services to the Funds. The SEC has granted a temporary order under Section 9(c) of the Investment Company Act of 1940 (1940 Act) to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the 1940 Act, has filed an application for a permanent order. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager


  Following is the portfolio manager who is primarily responsible for the day-to-day management of the Portfolio that is the underlying investments of the Fund. The portfolio manager has served as such since the inception of the Portfolio in October 1997.

  Mr. Klaus Kaldemorgen has 16 years experience as an investment manager. He joined the DWS Group in 1982as Senior Investment Officer, Head of the Global Equity Team, DWS Group, Investment Group of Deutsche Bank. Mr. Kaldemorgen supervises funds holding assets under management of EUR 3.6 billion (US $3.6 billion) as of June 30, 1999. Mr. Kaldemorgen also serves as Senior Portfolio Manager for the Top 50 Welt and Top 50 Asien, German registered mutual funds with substantially the same investment objective, policies and restrictions as the corresponding Portfolios for the Top 50 World and Top 50 Asian Funds. He has held this position since the inception of these funds in April 1996, and January 1997, respectively.



Management and Advisory Fees

  The Manager receives an annual fee of 1.00% based on the average daily net assets of the underlying Portfolio in which the Fund invests. The Manager pays the Adviser a portion of this fee. The Manager has agreed to waive its fee and reimburse the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through August 31, 2000: 1.60% for Class A Shares; and 2.35% for Class B Shares.

FINANCIAL INFORMATION

  The Financial Highlights will help you understand the Fund's financial performance since its inception in October 1997. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.


  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report for the fiscal year ended August 31, 1999. The Annual Report accompanies the Fund's Statement of Additional Information.


  The financial information is presented for the fiscal year ended August 31, 1999 under the name of the Fund in effect at that time (Deutsche Funds, Inc.).

FINANCIAL HIGHLIGHTS

  Selected data for a Class A share of common stock outstanding throughout each period.

                                                                                                        Deutsche
Top 50 Asia
                                                                                                    For the
Year    For the Period

Ended          Ended/1/
                                                                                                     August
31,       August 31,

1999            1998
 Net asset value at beginning of period                                                               $
8.18          $ 12.50
Investment Operations:
 Net investment income (loss)
(0.10)            0.01
 Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency
10.72            (4.33)
  allocated from corresponding Deutsche Portfolio
 Increase (decrease) from investment operations
10.62            (4.32)
Distributions to Shareholders:
 Dividends from net investment income
(0.01)              --
 Distributions from net realized gains
 Total distributions
(0.01)              --
 Net asset value at end of period                                                                     $
18.79          $  8.18
Total Return (based on net asset value)/2/
130.00%          (34.56)%*
Ratios and Supplemental Data:
 Net assets, end of period (000's)
$23,954          $    41
Ratios to Average Net Assets:
 Expenses3
1.60%            1.60%**
 Net investment income (loss)/3/
(0.34)%           0.15%**
 Portfolio turnover of corresponding Deutsche Portfolio
51%              54%*

/1/ Commencement of operations.................................. 10/14/97
/2/ Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
/3/ Includes the Fund's allocated portion of the corresponding Deutsche
    Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:
    Expenses to average net assets........................  3.50%     247.05%**
    Net investment loss to average net assets............. (2.24)%   (245.30)%**
*Not annualized
**Annualized

FINANCIAL HIGHLIGHTS

  Selected data for a Class B share of common stock outstanding throughout each period.

                                                                                                        Deutsche
Top 50 Asia
                                                                                                     For the
Year    For the Period

Ended           Ended/1/
                                                                                                      August
31,       August 31,

1999            1998
 Net asset value at beginning of period                                                               $
9.28     $   12.50
Investment Operations:
 Net investment loss
(0.12)       (0.02)
 Net realized and unrealized gain (loss) on investments, futures contracts and foreign
12.06        (3.20)
  currency allocated from corresponding Deutsche Portfolio
 Increase (decrease) from investment operations
11.94        (3.22)
Distributions to Shareholders:
 Dividends from net investment income
(0.01)          --
 Distributions from net realized gains
--           --
 Total distributions
(0.01)          --
 Net asset value at end of period                                                                     $
21.21     $   9.28
Total Return (based on net asset value)/2/
128.65%      (25.76)%*
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                                                    $
3,667     $     50
Ratios to Average Net Assets:
 Expenses/3/
2.35%        2.35%**
 Net investment loss/3/
(1.32)%      (0.51)%**
 Portfolio turnover of corresponding Deutsche Portfolio
51%          54%*


/1/ Commencement of operations......................................5/5/98
/2/ Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
/3/ Includes the Fund's allocated portion of the corresponding Deutsche
    Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

    Expenses to average net assets....................    3.75%       247.80%**
    Net investment loss to average net assets.........   (2.72)%     (245.96)%**
*Not annualized
**Annualized


                                    [LOGO]
                                FLAG INVESTORS
                        Investing With A Difference(R)



                          Flag Investors Funds, Inc.
                             5800 Corporate Drive
                           Pittsburgh, PA 15237-7010
                                (888) 433-6385

A Statement of Additional Information (SAI) dated December 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's SAI and Annual and Semi- Annual Reports to shareholders as they become available. The Annual Report's Investment Review discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-888-433-6385.

You can obtain information about the Fund (including the SAI) by writing to or visiting the Public Reference Room in Washington, D.C. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

                                        Investment Company Act File No. 811-8227
                                                                 Cusip 33832F820
                                                                 Cusip 33832F812
                                                                       G02179-15

                                                                      TOP50APRO

                                                                         (12/99)




                           [LOGO OF FLAG INVESTORS]

                        Investing With A Difference(R)

                                   Top 50 US

                         (formerly Deutsche Top 50 US)

               Class A Shares, Class B Shares and Class C Shares

                        Prospectus -- December 31, 1999

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


The Fund's objective is high capital appreciation, and as a secondary objective, reasonable dividend income

A series of Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.), an open-end management investment company.

The Fund offers Shares through investment professionals (securities dealers and through financial institutions that act as shareholder servicing agents). You may also buy Shares through the Funds' Transfer Agent. This Prospectus describes Class A Shares, Class B Shares and Class C Shares of the Fund. These separate classes give you a choice as to sales charges and Fund expenses.




TABLE OF CONTENTS

Investment Objective, Strategies,
  Performance and Risk......................   1
What are the Fund's Fees and Expenses?......   3
What are the Fund's Investment Strategies?..   4
What are the Principal Securities
in Which the Fund Invests?..................   5
What are the Specific Risks of
Investing in the Fund?......................   6
What do Shares Cost?........................   6
How is the Fund Sold?.......................   9
How to Purchase Shares......................   9
How to Redeem and Exchange Shares...........  11
Account and Share Information...............  13
Who Manages the Fund?.......................  13
Financial Information.......................  15


Flag Investors Funds, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-7010


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

    As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE, STRATEGIES, PERFORMANCE AND RISK
--------------------------------------------------------------------------------

What is the Fund's objective and principal investment strategy?

  The Fund is part of a series of Flag Investors Funds, Inc. The Fund invests all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (formerly Deutsche Portfolios), with identical investment objectives and policies through a Hub and Spoke(R) (master-feeder) investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio. For a table of the Fund and its corresponding Portfolio, see "Organization" in the Fund's Statement of Additional Information. The Fund does not represent a complete investment program, and may not be suitable for all investors.

  Investment Objective: The investment objective of the Fund is high capital appreciation, and as a secondary objective, reasonable dividend income.

  The Fund generally owns equity securities of 50 companies. The portfolio manager selects companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

  .  strong market position within its market;

  . profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

  . high quality management with an orientation toward strong, long-term earnings;

  .  long-range strategic plans in place;

  . generally publicly-held with broad distribution of financial information related to its operations.


  Strategy: The Fund invests at least 65% of its total assets in equity securities (primarily common and preferred stock) of United States companies. These companies are located or headquartered in the United States, but may also conduct a substantial part of their business outside the U.S. The Fund emphasizes investments in companies that dominate their markets and maintain a leadership position through the combination of:


  .  management talent;

  .  product or service differentiation;

  .  economies of scale; and

  .  financial strength.

  In the opinion of the Fund's Adviser, these companies are aggressive, tenacious and are generally referred to as "Bulldogs". They are leading-edge U.S. corporations and have a "no holds barred" attitude geared toward market share dominance.

  In selecting investments, the Fund will also emphasize the market valuation of a company's earnings (i.e., price/earnings or P/E ratio), as well as the predictability and durability of its earnings growth. The analysis of industry trends is also an important factor in the portfolio management process.

What are the Main Risks of Investing in the Fund?
  All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns are listed below.

  Investments in the Fund entails the following risks:

  .  Stock market risks -- the value of securities rise and fall;


  . Sector risks -- the possibility that certain sectors may underperform other sectors or the market as a whole; and

  . Risks of non-diversification -- as a non-diversified Fund, the Fund is allowed to invest a higher percentage of its assets among fewer issuers of portfolio securities than diversified Funds. This increases the Fund's risks by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. Despite this ability to invest in fewer issuers, the Fund generally attempts to maintain exposure to a broad number of issuers.


  The Fund cannot guarantee that it will achieve its investment objective.

  The Shares of the Fund offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.


Risk/Return Bar Chart and Table

  The following unaudited performance information gives you an indication of the risks of investing in the Fund by comparing its performance with a broad measure of market performance. Past performance of the Fund does not necessarily predict future performance. For more current performance information, call 1-888-433-6385.


  Bar Chart. The bar chart represents the 1998 calendar year performance of Class A Shares of the Fund (which is the share class with the longest operating history). The bar chart does not reflect the maximum sales charge imposed on Class A Shares. If these charges or fees had been included, the return would have been lower. Following the bar chart is the year-to-date performance of the Fund's Class A Shares through the most recent calendar quarter, again without reflecting any applicable sales charge imposed on Class A Shares. Also provided is the best and worst 1998 calendar quarter performance for Class A Shares.

  Total Return. The Average Annual Total Return for Class A Shares of the Fund is compared to an appropriate broad-based securities market index for the calendar year ended December 31, 1998. Unlike the performance information shown in the bar chart, the Fund's total return figures reflect the maximum sales charges that could apply. The market indices are unmanaged and are not adjusted for any sales charges, expenses or other fees the SEC requires to be reflected in the Fund's performance. You cannot invest directly in an index.


Class A Shares

Annual Total Return (calendar year-end 1998)


[Graphic representation omitted. See Appendix A.4.]

  The Fund's Class A Shares total return from January 1, 1999 to September 30, 1999 was 2.94%.

Best quarter          (4Q98)          27.37%

Worst quarter         (3Q98)         -11.04%

Average Annual Total Return*
(for the periods ended December 31, 1998)

                                                        Since Start of
                               1 Year                    Performance**
------------------------------------------------------------------------
Class A Shares                 26.52%                       22.40%
------------------------------------------------------------------------
S&P 500 Index                  28.74%                       32.43%
------------------------------------------------------------------------

 * The table shows the Fund's total returns averaged over a period of years relative to Standard & Poor's (S&P) 500 Index, a broad-based market index of U.S. equity securities.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

  This table describes the fees and expenses of the Fund including those of the corresponding Portfolio that you may pay if you buy and hold Class A Shares, Class B Shares or Class C Shares of the Fund.


                                                                                              Class A      Class
B      Class C
                                                                                              -------
-------      -------
Shareholder
Fees:
  (fees paid directly from your
investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)........   5.50%
None         None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price
or
  redemption proceeds, whichever is lower)..................................................   0.00%*
5.00%**      1.00%***
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions)
  (as a percentage of offering price).......................................................   None
None         None
Redemption Fee (as a percentage of amount redeemed, if applicable)..........................   None
None         None
Exchange Fee................................................................................   None
None         None

Annual Fund Operating
Expenses:
 (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fee..............................................................................   0.85%
0.85%        0.85%
Distribution and/or Service (12b-1) Fees....................................................   0.25%
1.00%        1.00%
Other Expenses..............................................................................   4.61%
4.98%        5.30%
Total Annual Fund Operating Expenses (before fee waivers and expense reimbursements)........   5.71%
6.83%        7.15%
Total Reimbursements of Fund Expenses.......................................................   4.21%
4.58%        4.90%
Total Net Annual Fund Operating Expenses (after fee waivers
and
  expense reimbursements)****...............................................................   1.50%
2.25%        2.25%


-------------------

   * A maximum 1% contingent deferred sales charge may be imposed on redemptions within one year of certain Shares purchased without an initial sales charge. See "What Do Shares Cost?"

  ** The contingent deferred sales charge declines from the maximum amount to 1%
     in the sixth year, and 0% thereafter.
 *** The contingent deferred sales charge is assessed on the lower of the original purchase price or the current net asset value of Shares redeemed within one year of purchase.

**** The Manager has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2000 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total Net Annual Fund Operating Expenses (after reimbursements)."


Example:

  This Example is intended to help you compare the cost of investing in the Fund's Class A, B, and C Shares with the cost of investing in other mutual funds.


  The Example assumes that you invest $10,000 in the Fund's Class A, B, and C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, B, and C Shares' operating expenses remain the same during the period. The example shows expenses using two different assumptions: Fund operating expenses before and after fee waivers and expense reimbursements by the Manager. Please note that the Manager is only bound to waive fees and reimburse expenses through December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                             1 year    3 years    5 years    10
years
                                                                             ------    -------    -------
--------
Class A
Expenses before fee waivers and expense reimbursements....................   $1,088     $2,152     $3,200
$5,758
Expenses after fee waivers and expense reimbursements.....................   $  694     $  998     $1,323
$2,242

Class B
Expenses before fee waivers and expense reimbursements:
Assuming redemption fee...................................................   $1,168     $2,277     $3,445
$6,237
Assuming no redemption fee................................................   $  677     $1,993     $3,262
$6,237

Expenses after fee waivers and expense reimbursements:
Assuming redemption fee...................................................   $  728     $1,020     $1,428
$2,585
Assuming no redemption fee................................................   $  228     $  703     $1,205
$2,585

Class C
Expenses before fee waivers and expense reimbursements:
Assuming redemption fee...................................................   $  805     $2,077     $3,388
$6,427
Assuming no redemption fee................................................   $  707     $2,077     $3,388
$6,427

Expenses after fee waivers and expense reimbursements:
Assuming redemption fee...................................................   $  328     $  703     $1,205
$2,585
Assuming no redemption fee................................................   $  228     $  703     $1,205
$2,585


WHAT ARE THE FUND'S INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

  A summary of the Fund's principal investment strategy has been provided above. Below is additional information on the Fund's principal investment strategies.


  The Adviser monitors the companies it selects for the Fund to detect risk by analyzing possible changes in their earnings outlook and/or financial condition. In order to assess risks, the Adviser monitors the annual and interim financial statements of a broad universe of companies, conducts sector and industry analyses and maintains company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Adviser will assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund are domiciled or have their primary stock market listings.

  The Adviser will consider the geographic market focus of the Fund in considering companies proposed for investment.


  Although the Fund invests primarily in common and preferred stocks, the Adviser may purchase other securities with equity characteristics, including securities convertible into common stock, and warrants. The Fund may only invest in publicly traded securities and may participate in initial public offerings from time to time.


Hedging

  The Fund uses hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using forward contracts, combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Temporary Defensive Investments

  The Fund may temporarily depart from its principal investment strategy by investing its assets in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may do this to minimize potential losses, maintain liquidity to meet shareholder redemptions, or during or in anticipation of adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?
--------------------------------------------------------------------------------

  The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.


  Following are descriptions of the different types of securities that may comprise the principal securities of the Fund, as explained above and in the Fund's investment strategy. For purposes of the Fund's investments, convertible bonds and bonds with warrants are considered equity securities, not fixed income securities. The Fund may invest in each type of security and its related subtypes.

Equity Securities

  Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities. The following describes the types of equity securities in which the Fund may invest.

Common Stocks

  Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Derivative Contracts

  Derivative contracts are typically financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. Still other derivative contracts may involve warrants on the foregoing, in which case there is an option rather than a requirement to purchase the underlying instrument. The other party to a derivative contract is referred to as a counterparty.


What are the Specific Risks of Investing in the Fund?

--------------------------------------------------------------------------------

  Following are descriptions of the different types of risks that an investment in the Fund may entail, as previously summarized under "What are the Main Risks of Investing in the Fund?"

Stock Market Risks

  The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

  The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks

  Companies operating in the same field or area of business may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.


Derivative Contracts


  The Fund's ability to successfully use futures, options, warrants and currency transactions will depend on the ability of the Adviser to predict the direction of the market and correlation of the transactions with changes in the value of the Fund's assets. These transactions could expose the Fund to the effect of leverage, and thereby increase the Fund's exposure to the market and loss than it otherwise would have had if it had not entered into these transactions.

Year 2000 Readiness

  The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.

  While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.


  The Fund's service providers have made changes to their computer systems to address any Year 2000 problems. In addition, they have gathered information from third-party providers to determine their Year 2000 readiness.

     Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser continues to review information regarding the Year 2000 readiness of issuers of securities the Fund may purchase. However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities may find it more difficult to determine the Year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets. The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.


WHAT DO SHARES COST?
--------------------------------------------------------------------------------

  You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) is open. The Fund offers Class A Shares, Class B Shares and Class C Shares. Each Share class represents interests in the Fund's portfolio of securities. The differences between the Share classes relate to the timing and amount of asset-based sales charge an investor bears directly or indirectly as a shareholder.


  When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV). See"How to Purchase Shares" and "How to Redeem and Exchange Shares." In addition purchase transactions and exchange transactions may be subject to an applicable front-end sales charge (the public offering price), and redemption transactions may be subject to a contingent deferred sales charge.

  The value of Shares of the Fund is generally determined based upon the market value of the portfolio securities held by the underlying Portfolios. However, the Fund's Board may determine in good faith that another method of valuing investments is necessary to appraise their fair value.


  NAV of the Fund is determined at the end of regular trading (normally 4:00 p.m. U.S. Eastern time) each day the NYSE is open.

  The tables below summarize the minimum initial and subsequent investment amounts, the maximum front-end sales charge that you will pay on a purchase of Class A Shares, and the maximum contingent deferred sales charge you will pay at the time you redeem your Shares. The minimum investment amounts may be waived or lowered from time to time. Keep in mind that investment professionals may charge you additional fees for their services in connection with your Share transactions.





                             Minimum                Maximum Sales Charge
                             Initial/          --------------------------------
                            Subsequent                            Contingent
                            Investment           Front-End         Deferred
Shares Offered              Amounts/1/        Sales Charge/2/   Sales Charge/3/
-------------------------------------------------------------------------------
Class A.................   $2,000/$100             5.50%            0.00%
Class B.................   $2,000/$100             None             5.00%
Class C.................   $2,000/$100             None             1.00%
-------------------------------------------------------------------------------

1 The minimum initial and subsequent investment amounts for retirement plans are $1,000 and $100, respectively. The minimum monthly and quarterly subsequent investment amounts for Systematic Investment Programs are $100 and $250, respectively. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. Class B Shares will automatically convert into Class A Shares after seven full years from the purchase date. This conversion is a non-taxable event.
2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase -- Class A Shares Only."
3 See "Sales Charge When You Redeem." As noted in the following tables, certain Class A Shares may be subject to contingent deferred sales charges.


Sales Charge When You Purchase -- Class A Shares Only

Purchase Amount                            Sales Charge as       Sales Charge
                                           a Percentage of           as a
                                           Public Offering       Percentage of
                                                Price                 NAV
--------------------------------------------------------------------------------
Less than $50,000.......................        5.50%                5.82%
$50,000 but less than $100,000..........        4.50%                4.71%
$100,000 but less than $250,000.........        3.50%                3.63%
$250,000 but less than $500,000.........        2.50%                2.56%
$500,000 but less than $1 million.......        2.00%                2.04%
$1 million or greater/1/................        0.00%                0.00%
--------------------------------------------------------------------------------

1 A contingent deferred sales charge of 1% or .5% of the redemption amount applies to Class A Shares redeemed within the first or second year, respectively, of purchase under certain investment programs where an investment professional received an advance payment on the transaction. The .5% charge only applies to Shares purchased on or after January 18, 2000. See "Sales Charge When You Redeem".

  The sales charge at purchase may be reduced or eliminated by:

  . purchasing Shares in greater quantities to reduce the applicable sales charge;

  .  combining concurrent purchases of Shares:

  .  by you, your spouse, and your children under age 21;


  . of the same share class of two or more series of Flag Investors Funds, Inc.* (other than money market funds); or


  . by a trustee or fiduciary for a single trust estate or a single fiduciary account;

  . accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund);

  . signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Funds for more information); or


  . by exchanging from Class A Shares of the Fund into Class A Shares of any other series of Flag Investors Funds, Inc.*


  The sales charge will be eliminated when you purchase Shares:


  .  within 90 days of redeeming Shares of an equal or lesser amount;


  . through wrap accounts or other investment programs where you pay the investment professional directly for services;

  . through IRA Rollover accounts sponsored by Deutsche Bank Securities, Inc., Deutsche Bank Trust Company and its affiliates;

  . through retirement and deferred compensation plans and trusts used to fund those plans;

  . through investment professionals that receive no portion of the sales charge;


  . as part of an Eligible Benefit Plan having at least 250 employees or $1,000,000 invested in Flag Investors Funds, Inc.*;


  . as a current or retired Trustee, Director or employee of Deutsche Bank AG or its affiliates, current or retired Board member of a fund advised by Deutsche Bank AG or its affiliates, and the spouse or minor children of these individuals;


* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.


  .  through qualified separate accounts maintained by an insurance company;

  . through trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets on behalf of any one of their investor clients; or

  . through accounts investing $100,000 or more for a state or territory of the U.S., its counties, cities, or instrumentalities; charitable organizations; charitable remainder trusts; or life income pools.

  If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify the Fund's Distributor, ICC Distributors, Inc., at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

Sales Charge When You Redeem

  Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

Class A Shares
--------------------------------------------------------------------------------
A CDSC of 1% or .5% of the redemption amount applies to Class A Shares redeemed within the first or second year, respectively, of purchase under certain investment programs where an investment professional received an advance payment on the transaction. You will pay the CDSC upon redemption of Class A Shares that you purchased without an initial sales charge based on an initial investment of $1 million or more. The .5% CDSC only applies to Shares purchased on or after January 18, 2000.
--------------------------------------------------------------------------------

Class B Shares
Shares Held Up To:                                                         CDSC
--------------------------------------------------------------------------------
1 year...................................................................  5.00%
2 years..................................................................  4.00%
3 years..................................................................  3.00%
4 years..................................................................  3.00%
5 years..................................................................  2.00%
6 years..................................................................  1.00%
7 years..................................................................  0.00%
--------------------------------------------------------------------------------

Class C Shares
--------------------------------------------------------------------------------
You will pay a 1% CDSC if you redeem Shares within one year of the purchase date.
--------------------------------------------------------------------------------

  You will not be charged a CDSC when redeeming Shares:

  .  purchased with reinvested dividends or capital gains;


  . Shares held for more than six full years from the date of purchase with respect to Class B Shares, two full years from the date of purchase with respect to Class A Shares that were purchased without a front-end sales charge and one full year from the date of purchase with respect to Class C Shares;

  . that you exchanged into the same share class of another series of Flag Investors Funds, Inc.* where the shares were held for the applicable CDSC holding period;


  . purchased through investment professionals who did not receive advanced sales payments;

  . if, after you purchase Shares, you become disabled as defined by the IRS; or

  . as a Director/Trustee or employee of the Fund/ Portfolio, the Adviser, the Distributor and their affiliates, and the spouse or children under age 21 of these individuals.

  In addition, you will not be charged a CDSC:

  . if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;

  .  if your redemption is a required retirement plan distribution;


  . when you exchange your Shares for the same class of Shares of another series of Flag Investors Funds, Inc.*;


  .  upon the death of the last surviving shareholder of the account.

  If your redemption qualifies, you or your investment professional should notify the Distributor at the time of redemption to eliminate the CDSC. If the Distributor is not notified, the CDSC will apply.

  To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  .  Shares that are not subject to a CDSC; and

  . Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other series of Flag Investors Funds, Inc.* that have been exchanged for Shares of the Fund).

  The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower. If you are redeeming Shares acquired in an exchange, the purchase price relates back to the Shares initially acquired in the exchange.


* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.



HOW IS THE FUND SOLD?
--------------------------------------------------------------------------------

  As noted above, the Fund offers one or more classes of Shares that bear different sales charges and levels of expenses. Class A Shares are subject to a front-end sales charge that reduces the amount of your purchase price that is invested on your behalf. Class B Shares and Class C Shares do not impose front-end sales charges, so that your entire purchase price is invested on your behalf. However, Class B Shares and Class C Shares have higher expense ratios and pay lower dividends than Class A Shares, and redemptions of those Shares may be reduced by a contingent deferred sales charge if you did not hold them for the required amount of time. Class B Shares will convert on a tax-free basis to Class A Shares after seven full years. The decision of which Share class to purchase should be based on your purchase amount, your investment horizon, and other personal factors. However, orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently.

  The Fund's Distributor, ICC Distributors, Inc., markets the Shares described in this prospectus to individuals, directly or through investment professionals.

  When the Distributor receives sales charges and marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares.

Rule 12b-1 Plan


  The Fund has adopted a Rule 12b-1 Distribution and Service Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of Class A Shares, Class B Shares and Class C Shares. Under the Distribution Plan, Class B Shares and Class C Shares will pay a marketing fee at an annual rate of 0.75% of the average daily net assets of that Share class. Under the Services Plan, Class A Shares, Class B Shares and Class C Shares will pay a shareholder services fee at an annual rate of 0.25% of the average daily net assets of that Share class. Because Class B Shares and Class C Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.



HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

  You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

  If you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check) you will be contacted by the Fund. If the Fund is not successful in contacting you, you will receive Class A Shares.

Through an Investment Professional


  .  Establish an account with the investment professional; and

  . Submit your purchase order for Shares to the investment professional as follows:

  .  When investing through a registered broker/dealer:


     - You will receive that day's NAV if the broker/dealer receives and forwards your order to the Fund before 4:00 p.m. (U.S. Eastern time) and the Fund receives your payment within three business days.

  .  When investing through other investment professionals:

     - You will receive that day's NAV if the investment professional receives and forwards your order to the Fund before 4:00 p.m. (U.S. Eastern time) and the Fund receives your payment within three business days.

  You will become the owner of Shares and receive dividends when the Fund receives your payment. Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

Directly from the Fund

  . Establish your account with the Fund by submitting a completed New Account Form; and

  .  Send your payment to the Fund by Federal Reserve wire or check.


  You will become the owner of Shares after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs. Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If you pay by check, you begin earning dividends when your check is converted into federal funds (normally the business day after the Fund receives your check).


  An institution may establish an account and place an order by calling the Fund. An institution will become a shareholder of the Fund after the Fund receives the order.

  By Wire. Once your account has been established, you may send your wire to:

  Investors Bank & Trust
  Boston, MA
  [Dollar Amount of Wire]
  ABA Number 011001438
  BNF Account Number 570000307
  [For Credit to:] (Fund Name)(Fund Class)
  (Fund Number, you can find this number on your
    account statement or by contacting the Fund)
  Account Number
  Trade Date and Order Number
  Group Number/Dealer Number
  Nominee/Institution Name

  You cannot purchase Shares by wire on holidays when wire transfers are restricted.

  By Check. Make your check payable to the name of the Fund, note the class of Shares and your account number on the check, and mail it to:

  Flag Investors Funds, Inc.
  P.O. Box 8612
  Boston, MA 02266-8612

  If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or Flag Investors Funds, Inc.). Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received) and Shares begin earning dividends the next day.

By Automatic Investments

  You may establish an account with your financial institution to automatically purchase Shares on pre-determined dates or when your bank account reaches a certain level. Under this program, participating financial institutions are responsible for prompt transmission of orders and may charge you for this service. You should read this prospectus along with your financial institution's agreement or materials describing this service.

By Automated Clearing House (ACH)

  Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

By Phone

  Once you establish an account, you may make additional investments by phone for future Share purchases if you have an account with a bank that is an ACH member. To apply, call the Fund for an authorization form. You may use this privilege to purchase Shares approximately two weeks from the date you file the form with the Fund's transfer agent, Federated Shareholder Services Company.

Through an Exchange


  You may purchase Shares through an exchange from the same share class of another series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds). You must meet the minimum investment requirements for purchasing Shares and both accounts must have identical registrations. In certain cases, exchanges among Class A Shares of the funds may be subject to applicable front-end sales charges. See "How to Redeem and Exchange Shares -- Exchange Privileges."


By Systematic Investment Program

  Once you have opened an account, you may automatically purchase additional Shares on a regular basis in a minimum monthly amount of $100 or a minimum quarterly amount of $250 by completing the Systematic Investment Program section of the New Account Form or by contacting the Fund or your investment professional.

Retirement Investments

  You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

  You may redeem or exchange Shares:

  . through an investment professional if you purchased Shares through an investment professional; or

  .  directly from the Fund if you purchased Shares directly from the Fund.

  The following describes the deadline by which your redemption or exchange order must be made to be priced at that day's NAV. Your broker/dealer or other investment professional is responsible for promptly submitting your requests and providing proper written instructions to the Fund. Your investment professional may charge you separate fees and commissions. Your redemption proceeds are reduced by any applicable contingent deferred sales charge.

  . You will receive that day's NAV if your broker/ dealer or other financial intermediary receives and forwards your order to the Fund before the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time).


  By Telephone. You may redeem or exchange Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions. You may exchange Shares between the same class of shares of any two series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds) by telephone only if the funds have identical shareholder registrations. If you hold share certificates, they cannot be exchanged by telephone.


  By Mail. You may redeem or exchange Shares by mailing a written request to the Fund.

  You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

  Send requests by mail to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  P.O. Box 8612
  Boston, MA 02266-8612

  Send requests by private courier or overnight delivery service to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  All requests must include:

  .  Fund Name and Share Class, account number and account registration;

  .  amount to be redeemed or exchanged;

  .  signatures of all shareholders exactly as registered; and

  . if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

  Call your investment professional or the Fund if you need special instructions.

  Signature Guarantees. Signatures must be guaranteed if:

  . your redemption will be sent to an address other than the address of record;

  . your redemption will be sent to an address of record that was changed within the last 30 days;

  . a redemption is payable to someone other than the shareholder(s) of record; or

  . if exchanging (transferring) into another Fund with a different shareholder registration.

  A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker/dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

Payment Methods for Redemptions

  We will mail your redemption proceeds by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form. These payment options require a signature guarantee if they were not established when the account was opened:

  . an electronic transfer to your account at a financial institution that is an ACH member; or

  . wire payment to your account at a domestic commercial bank that is a Federal Reserve System member. Payments will be wired the business day following a holiday or when wire transfers are restricted. Wire transfers of less than $5,000 may be subject to additional fees.

  Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Limitations on Redemption Proceeds

  Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  .  to allow your purchase to clear;

  .  during periods of market volatility; or

  . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

  You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

Exchange Privileges


  You may exchange Shares of the Fund into shares of the same class of other series of Flag Investors Funds, Inc. In addition, effective January 18, 2000, you may exchange between Shares of the Fund and the same class of shares of any Flag Investors Family of Funds. To do this, you must:


  .  ensure that the account registrations are identical;

  .  meet any minimum initial investment requirements; and


  .  receive a prospectus for the fund into which you wish to exchange.


  An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

  Class A Shares. If you exchange between funds with different sales charges, the exchange will be made at NAV. If you paid a sales charge once (including Shares acquired through reinvestment of dividends and capital gains) you will not have to pay the sales charge again upon the exchange. This is true even if you exchange out of a fund with a sales charge, then into a fund without a sales charge, and back into a fund with a sales charge. However, if you purchased into a fund without a sales charge, and exchange into a fund with a sales charge, you will be assessed the applicable sales charge when you make the exchange. However, no sales charge will be assessed on Shares that you acquired through reinvestment of dividends and distributions.

  Class B Shares and Class C Shares. Exchanges may be made between the same classes of Shares at NAV without any sales charge at the time of exchanges. The time you held the original Shares will be added to the time you held the exchanged-for Shares for purposes of calculating any applicable CDSC when you redeem those Shares.


  The Funds may modify or terminate the exchange privilege at any time. The Fund's Manager or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other series of Flag Investors Funds, Inc. and Flag Investors Family of Funds. Shareholders will be notified in advance of the termination of the exchange privilege.

  Please contact your investment professional directly or the Distributor for information on and prospectuses for the series of Flag Investors Funds, Inc. and Flag Investors Family of Funds into which you may exchange your Shares free of charge.


Systematic Withdrawal Program (SWP)

  You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or contact your investment professional or the Fund. Your account value must total a minimum of $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares, which are subject to a sales charge, while redeeming Shares using this program. A CDSC may be imposed on redemptions of Class B Shares and Class C Shares. You will not be charged a CDSC on SWP redemptions if you reinvest all dividends and capital gains distributions.

Additional Conditions

  Telephone Transactions. The Fund will record your telephone instructions. If the Fund follows reasonable procedures, it may not be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds may terminate or modify telephone privileges at any time.

  Share Certificates. The Funds does not issue Share certificates.

  If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

Account Statements and Confirmations

  You will receive periodic statements from the Fund reporting all account activity, including dividends and capital gains paid. In addition, you will receive confirmation of purchases and redemptions.

Dividends and Capital Gains

  The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

  In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

  If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Accounts With Low Balances

  Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

Tax Information

  The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time a Fund holds its assets.

  Fund distributions are expected to be primarily capital gains by the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.


WHO MANAGES THE FUND?
--------------------------------------------------------------------------------

  A Board of Directors governs the Fund, and a Board of Trustees governs the Portfolio. The Board of Trustees selects the Manager, Deutsche Fund Management, Inc. (DFM). The Manager is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. However, the Manager has delegated daily management of the Portfolio's assets to the Adviser, who is paid by the Manager and not by the Portfolio. The Manager and Adviser are registered investment advisers. The Adviser of the Top 50 US Portfolio is Deutsche Bank Investment Management Inc. (DBIM). The address for the Manager and DBIM is 280 Park Avenue, New York, NY 10017.

  The Fund may withdraw its investment from its corresponding Portfolio at any time if the Fund's Board of Directors determines that it is in the Fund's best interests to do so. The Board would determine what action should be taken to manage the Fund's investments, including investing of all the Fund's assets in another investment company having the same investment objective and restrictions as the Fund or retaining an investment adviser to directly manage the Fund's assets in accordance with its investment objective and policies.


  The Manager is an indirect subsidiary of Deutsche Bank AG, a major global banking institution. The Adviser is also a subsidiary of Deutsche Bank AG. With total assets the equivalent of US $874.8billion and 90,850 employees as of June 30, 1999, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

  Other subsidiaries of Deutsche Bank AG include Deutsche Fonds Holding GmbH
(DFH), a company with limited liability organized under the laws of Germany. DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (DWS) and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 200 mutual funds, having aggregate assets under management of more than the equivalent of US $83.7billion as of June 30, 1999. DFH, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.


  The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 23.9% share of the German mutual fund market based on assets under management as of June 30, 1999. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."

  DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods; 1998: best fund manager for 1-, 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark (DM) terms and below-average volatility.

  On June 4, 1999, Deutsche Bank AG (Deutsche Bank) acquired Bankers Trust Corporation. On March 11, 1999, Bankers Trust Company (Bankers Trust), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

  Deutsche Bank's acquisition of Bankers Trust occurred after the wrongdoing at Bankers Trust took place. As a result of the plea, however, absent an order from the SEC, DFM and DBIM may not be able to continue to provide advisory services to the Funds. The SEC has granted a temporary order under Section 9(c) of the Investment Company Act of 1940 (1940 Act) to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the 1940 Act, has filed an application for a permanent order. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers


  Following are the portfolio managers who are primarily responsible for the day-to-day management of the Portfolio that is the underlying investments of the Fund. Each portfolio manager has served as such since the inception of the Portfolio in October 1999.

  Mr. Leo Grohowski has been a Managing Director and the Chief Investment Officer for DBIM since October 14, 1999. Mr. Grohowski joined Bankers Trust in 1996, where he has served as the Managing Director and Head of Investment Management for the Trust and Investment Advisory Group through 1999. He is Chief Investment Officer of Bankers Trust Private Banking and Head of Active Equities for Deutsche Asset Management Americas, supervising funds holding assets under management of US $22.5 billion as of June 30, 1999. Mr. Grohowski was Chief Investment Officer and Managing Director of equity investments for HSBC Asset Management Americas from 1988 to 1996.

  Mr. Owen Fitzpatrick has been a Director of DBIM since September 28, 1999. Mr. Fitzpatrick has 13 years experience in investment management. He joined Bankers Trust in 1995as Director and Portfolio Manager for Bankers Trust Private Banking and co-head of the Equity Strategy Group. Mr. Fitzpatrick supervises funds holding assets under management of US $1 billion as of June 30, 1999. Mr. Fitzpatrick was a Vice President, Portfolio Manager and Research Analyst for Princeton Bank & Trust Company from 1991 to 1995. Mr. Fitzpatrick is a Chartered Financial Analyst.


Management and Advisory Fees

  The Manager receives an annual fee of 0.85% based on the average daily net assets of the underlying Portfolios in which the Funds invests. The Manager pays the Adviser a portion of this fee. The Manager has agreed to waive its fee and reimburse the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through August 31, 2000: 1.50% for Class A Shares; 2.25% for Class B Shares; and 2.25% for Class C Shares.


FINANCIAL INFORMATION
--------------------------------------------------------------------------------

  The Financial Highlights will help you understand the Fund's financial performance since its inception in October 1997. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report for the fiscal year ended August 31, 1999. The Annual Report accompanies the Fund's Statement of Additional Information.

  The financial information is presented for the fiscal year ended August 31, 1999 under the name of the Fund in effect at that time (Deutsche Funds, Inc.).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  Selected data for a Class A share of common stock outstanding throughout each period.

                                                                                                     Deutsche Top
50 US

-----------------------------
                                                                                                For the Year
For the Period
                                                                                                   Ended
Ended/1/
                                                                                                 August 31,
August 31,

1999            1998
                                                                                                 -----------
--------------
  Net asset value at beginning of period......................................................     $ 12.62
$ 12.50
                                                                                                   -------
-------
Investment Operations:
  Net investment loss.........................................................................
(0.08)         (0.03)
  Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency allocated from corresponding Deutsche Portfolio......................
5.35           0.15
                                                                                                   -------
-------
  Increase (decrease) from investment operations..............................................
5.27           0.12
                                                                                                   -------
-------
Distributions to Shareholders:
  Dividends from net investment income........................................................
--             --
  Distributions from net realized gains.......................................................
--             --
                                                                                                   -------
-------
  Total distributions.........................................................................
--             --
                                                                                                   -------
-------
  Net asset value at end of period............................................................     $ 17.89
$ 12.62
                                                                                                   =======
=======
Total Return (based on net asset value)/2/....................................................
41.76%          0.9%*
Ratios and Supplemental Data:
  Net assets, end of period (000's)...........................................................      $3,370
$ 2,056
Ratios to Average Net Assets:
  Expenses/3/.................................................................................
1.50%         1.50%**
  Net investment income (loss)/3/.............................................................
(0.52)%       (0.44)%**
  Portfolio turnover of corresponding Deutsche Portfolio......................................
58%           24%*
----------------------
1  Commencement of operations..................................................................
10/2/97
2  Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at
   the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period,
   also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the
   Manager.
3  Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the
   Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets
   would have been as follows:
   Expenses to average net assets..............................................................
5.71%        11.58%**
   Net investment loss to average net assets...................................................      (4.73)%
(10.52)%**
 * Not annualized
** Annualized


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  Selected data for a Class B share of common stock outstanding throughout each period.


                                                                                                     Deutsche Top
50 US

-----------------------------
                                                                                                For the Year
For the Period
                                                                                                   Ended
Ended/1/
                                                                                                 August 31,
August 31,

1999            1998
                                                                                                 -----------
--------------
  Net asset value at beginning of period.....................................................      $ 10.96
$ 12.50
                                                                                                   -------
-------
Investment Operations:
  Net investment loss
(0.12)         (0.06)
  Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency allocated from corresponding Deutsche Portfolio.....................
4.60          (1.48)
                                                                                                   -------
-------
  Increase (decrease) from investment operations.............................................
4.48          (1.54)
Distributions to Shareholders:
  Dividends from net investment income.......................................................
--             --
  Distributions from net realized gains......................................................
--             --
                                                                                                   -------
-------
  Total distributions........................................................................
--             --
                                                                                                   -------
-------
  Net asset value at end of period...........................................................      $ 15.44
$ 10.96
                                                                                                   =======
=======
Total Return (based on net asset value)/2/...................................................
40.88%        (12.32)%*
Ratios and Supplemental Data:
  Net assets, end of period (000's)..........................................................       $2,764
$   436
Ratios to Average Net Assets:
  Expenses/3/................................................................................
2.25%          2.25%**
  Net investment loss/3/.....................................................................
(1.30)%        (1.35)%**
  Portfolio turnover of corresponding Deutsche Portfolio.....................................
58%            24%*
------------------------
1  Commencement of operations................................................................
3/18/98
2  Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at
   the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period,
   also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the
   Manager.
3  Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the
   Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets
   would have been as follows:
   Expenses to average net assets............................................................
6.83%          12.33%**
   Net investment loss to average net assets.................................................
(5.88)%        (11.43)%**
 * Not annualized
**  Annualized



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  Selected data for a Class C share of common stock outstanding for the period September 2, 19981 through August 31, 1999.


                                                                                                   Deutsche
                                                                                                   Top 50 US
                                                                                                   ---------
  Net asset value at beginning of period.......................................................     $ 12.50
                                                                                                    -------
Investment Operations:
  Net investment loss..........................................................................       (0.09)
  Net realized and unrealized gain on investments, futures contracts
    and foreign currency allocated from corresponding Deutsche Portfolio.......................        4.42
                                                                                                    -------
  Increase from investment operations..........................................................        4.33
                                                                                                    -------
Distributions to Shareholders:
  Dividends from net investment income.........................................................          --
  Distributions from net realized gains........................................................          --
                                                                                                    -------
  Total distributions..........................................................................          --
                                                                                                    -------
  Net asset value at end of period.............................................................     $ 16.83
                                                                                                    =======
Total Return (based on net asset value)/2/.....................................................       34.64%*
Ratios and Supplemental Data:
  Net assets, end of period (000's)............................................................     $   136
Ratios to Average Net Assets:
  Expenses/3/..................................................................................        2.25%**
  Net investment loss/3/.......................................................................       (1.31)%**
  Portfolio turnover of corresponding Deutsche Portfolio.......................................          58%*
--------------------
1  Commencement of operations
2 Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at
   the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period,
   also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the
   Manager.
3 Includes the Fund's allocated portion of the corresponding Deutsche
Portfolio's expenses net of expense reimbursements. Had the
   Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets
   would have been as follows:
   Expenses to average net assets..............................................................        7.15%**
   Net investment loss to average net assets...................................................       (6.21)%**
*  Not annualized
**  Annualized


                           [LOGO OF FLAG INVESTORS]

                        Investing With A Difference(R)

--------------------------------------------------------------------------------

A Statement of Additional Information (SAI) dated December 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Investment Review discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-888-433-6385.

You can obtain information about the Fund (including the SAI) by writing to or visiting the Public Reference Room in Washington, D.C. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

                                        Investment Company Act File No. 811-8227

                                                                 Cusip 33832F606
                                                                 Cusip 33832F705
                                                                 Cusip 33832F804

                                                                       G02179-16

                                                                      TOP50USPRO

                                                                         (12/99)




                            [Flag Investors logo]
                            European Mid-Cap Fund
                   (formerly Deutsche European Mid-Cap Fund)
               Class A Shares, Class B Shares and Class C Shares
                        Prospectus -- December 31, 1999
--------------------------------------------------------------------------------

The Fund's objective is high capital appreciation, and as a secondary objective, reasonable dividend income.

A series of Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.), an open-end management investment company.

The Fund offers Shares through investment professionals (securities dealers and through financial institutions that act as shareholder servicing agents). You may also buy Shares through the Fund's Transfer Agent. This Prospectus describes Class A Shares, Class B Shares and Class C Shares of the Fund. These separate classes give you a choice as to sales charges and Fund expenses.

TABLE OF CONTENTS

Investment Objective, Strategies,
 Performance and Risk.......................   1
What are the Fund's Fees and Expenses?......   3
What are the Fund's Investment Strategies?..   4
What are the Principal Securities
 in Which the Fund Invests?.................   5
What are the Specific Risks of
 Investing in the Fund?.....................   5
What do Shares Cost?........................   7
How is the Fund Sold?.......................  10
How to Purchase Shares......................  10
How to Redeem and Exchange Shares...........  12
Account and Share Information...............  14
Who Manages the Fund?.......................  14
Financial Information.......................  17

Flag Investors Funds, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-7010

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

Investment Objectives, Strategies, Performance and Risk

What is the Fund's Objective and Principal Investment Strategy?

  The Fund is part of a series of Flag Investors Funds, Inc. The Fund invests all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (formerly Deutsche Portfolios), with identical investment objectives and policies through a Hub and Spoke(R) (master- feeder) investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio. For a table of the Fund and its corresponding Portfolio, see "Organization" in the Fund's Statement of Additional Information. The Fund does not represent a complete investment program, and may not be suitable for all investors.

  Investment Objective. High capital appreciation, and as a secondary objective, reasonable dividend income.

  Strategy. The Fund invests at least 65% of its total assets in the equity securities (primarily common and preferred stocks) of European companies with market capitalizations of between $115 million and $19 billion. The Fund's Adviser selects companies that it believes may have a higher than average growth rate for European companies. This may cause the Fund's share price and returns to be more volatile and risky than other equity funds.

What are the Main Risks of Investing in the Fund?

  All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns are listed below.

  Investments in the Fund entails the following risks:

  .  Stock market risks -- the value of securities rise and fall;

  . Sector risks -- the possibility that certain sectors may underperform other sectors or the market as a whole;

  . Liquidity risks -- the foreign securities in which the Fund invests may trade infrequently and may be subject to greater fluctuation in price than other securities;

  . Currency risks -- fluctuations in the exchange rate between the U.S. dollar and foreign currencies;

  . Risks of investing in specific regions -- the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, which makes the Fund subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments;

  . Risks of foreign investing -- the foreign markets in which the Fund invests may be subject to different economic or political conditions from those of the United States and may lack financial reporting standards or regulatory requirements compared to those applicable to U.S. companies;

  . Risks of investing in emerging market countries -- prices of emerging market securities in which the Fund invests can be significantly more volatile than prices of securities in developed countries;

  . Risks related to company size -- mid- and small- market capitalization companies tend to have fewer shareholders, less liquidity, more volatility, unproven track records, limited products or services and limited access to capital; and

  . Risks of non-diversification -- as a non-diversified Fund, the Fund is allowed to invest a higher percentage of its assets among fewer issuers of portfolio securities than diversified Funds. This increases the Fund's risks by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. Despite this ability to invest in fewer issuers, the Fund generally attempts to maintain exposure to a broad number of issuers.

  The Fund cannot guarantee that it will achieve its investment objective.

  The Shares of the Fund offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

  The following unaudited performance information gives you an indication of the risks of investing in the Fund by comparing its performance with a broad measure of market performance. Past performance of the Fund does not necessarily predict future performance. For more current performance information, call 1-888-433-6385.

  Bar Chart. The bar chart represents the 1998 calendar year performance of Class A Shares of the Fund (which is the share class with the longest operating history). The bar chart does not reflect the maximum sales charge imposed on Class A Shares. If these charges or fees had been included, the return would have been lower. Following the bar chart is the year-to-date performance of a Fund's Class A Shares through the most recent calendar quarter, again without reflecting any applicable sales charge imposed on Class A Shares. Also provided is the best and worst 1998 calendar quarter performance for Class A Shares.

  Total Return. The Average Annual Total Return for Class A Shares of the Fund is compared to an appropriate broad-based securities market index for the calendar year ended December 31, 1998. Unlike the performance information shown in the bar chart, the Fund's total return figures reflect the maximum sales charges that could apply. The market indices are unmanaged and are not adjusted for any sales charges, expenses or other fees the SEC requires to be reflected in the Fund's performance. You cannot invest directly in an index.

Class A Shares

Annual Total Return (calendar year-end 1998)

[Graph representation omitted.  See Appendix A.5.]

The Fund's Class A Shares total return from January 1, 1999 to September 30, 1999 was 1.70%.

Best quarter            (1Q98)           17.98%
Worst quarter           (3Q98)          -15.56%


Average Annual Total Return*
(for the periods ended December 31, 1998)

                                             1 Year          Since Start of
                                                              Performance**
Class A Shares                                18.13%              10.17%
MDAX                                           6.76%               0.87%
MSCI Europe Index                             28.53%              28.62%


* The table shows the Fund's total returns averaged over a period of years relative to the Midcap Index (MDAX), a broad-based market index of 70 German blue-chip stocks. The Fund's Adviser has elected to change the benchmark index from the MSCI Europe Index (a broad-based market index of European equity securities) to the MDAX because the MDAX is more representative of the securities in which the Fund invests.

** Class A Shares: October 17, 1997

What are the Fund's Fees and Expenses?

  This table describes the fees and expenses of the Fund including those of the corresponding Portfolio that you may pay if you buy and hold Class A Shares, Class B Shares or Class C Shares of the Fund.

                                                                                                    Class A
Class B      Class C
Shareholder Fees:
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                 5.50%
None        None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption       0.00%*
5.00%**     1.00%***
 proceeds, which ever is lower)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)               None
None        None
 (as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)                                  None
None        None
Exchange Fee                                                                                        None
None        None

Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fee                                                                                       0.85%
0.85%        0.85%
Distribution and/or Service (12b-1) Fees                                                             0.25%
1.00%        1.00%
Other Expenses                                                                                       3.02%
2.52%        3.04%
Total Annual Fund Operating Expenses (before fee waivers and expense reimbursements)                 4.12%
4.37%        4.89%
Total Reimbursements of Fund Expenses                                                                2.52%
2.02%        2.54%
Total Net Annual Fund Operating Expenses (after fee waivers and expense reimbursements)****          1.60%
2.35%        2.35%

* A maximum 1% contingent deferred sales charge may be imposed on redemptions within one year of certain Shares purchased without an initial sales charge. See "What Do Shares Cost?"

** The contingent deferred sales charge declines from the maximum amount to 1% in the sixth year, and 0% thereafter.

*** The contingent deferred sales charge is assessed on the lower of the original purchase price or the current net asset value of Shares redeemed within one year of purchase.

**** The Manager has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2000 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total Net Annual Fund Operating Expenses (after reimbursements)."

Example:

  This Example is intended to help you compare the cost of investing in the Fund's Class A, B, and C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A, B, and C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, B, and C Shares' operating expenses remain the same during the period. The example shows expenses using two different assumptions: Fund operating expenses before and after fee waivers and expense reimbursements by the Manager. Please note that the Manager is only bound to waive fees and reimburse expenses through December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                   1 year    3 years    5 years    10 years
Class A
Expenses before fee waivers and expense reimbursements               $941     $1,734     $2,540      $4,619
Expenses after fee waivers and expense reimbursements                $704     $1,027     $1,373      $2,346

Class B
Expenses before fee waivers and expense reimbursements:
Assuming redemption fee                                              $938     $1,627     $2,425      $4,510
Assuming no redemption fee                                           $438     $1,323     $2,220      $4,510
Expenses after fee waivers and expense reimbursements:
Assuming redemption fee                                              $738     $1,050     $1,477      $2,686
Assuming no redemption fee                                           $238     $  733     $1,255      $2,686

Class C
Expenses before fee waivers and expense reimbursements:
Assuming redemption fee                                              $589     $1,469     $2,452      $4,917
Assuming no redemption fee                                           $489     $1,469     $2,452      $4,917
Expenses after fee waivers and expense reimbursements:
Assuming redemption fee                                              $338     $  733     $1,255      $2,686
Assuming no redemption fee                                           $238     $  733     $1,255      $2,686

What are the Fund's Investment Strategies?

  A summary of the Fund's principal investment strategy has been provided above. Below is additional information on the Fund's principal investment strategies.

  The Fund invests in companies with ideas and plans for new products, new services or new markets that offer the potential for fast growth with diversifiable risks. Many of these companies are characterized as small- to mid-capitalization and are seeking equity capital to finance their growth. The Fund tends to have a heavier weighting of its assets in German issuers, although this can change.

Hedging

  The Fund uses hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using forward contracts, combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Temporary Defensive Investments

  The Fund may temporarily depart from its principal investment strategy by investing its assets in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may do this to minimize potential losses, maintain liquidity to meet shareholder redemptions, or during or in anticipation of adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

  The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.

  Following are descriptions of the different types of securities that may comprise the principal securities of the Fund, as explained above and in the Fund's investment strategy. For purposes of the Fund's investments, convertible bonds and bonds with warrants are considered equity securities, not fixed income securities. The Fund may invest in each type of security and its related subtypes.

Equity Securities

  Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities. The following describes the types of equity securities in which the Fund may invest.

  Common Stocks. Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Foreign Securities

  Foreign securities are securities of issuers based outside the United States. Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

  Foreign Currency Exchange Contracts. In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset in order to hedge currency risks associated with owning assets denominated in foreign currencies. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Derivative Contracts

  Derivative contracts are typically financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. Still other derivative contracts may involve warrants on the foregoing, in which case there is an option rather than a requirement to purchase the underlying instrument. The other party to a derivative contract is referred to as a counterparty.

What are the Specific Risks of Investing in the Fund?

  Following are descriptions of the different types of risks that an investment in the Fund may entail, as previously summarized under "What are the Main Risks of Investing in the Fund?"

Stock Market Risks

  The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

  The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks

  Companies operating in the same field or area of business may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

  Trading opportunities are more limited for equity or fixed income securities that are not widely held or have no or low credit ratings. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when they want to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Currency Risks

  Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

  With the advent of the Euro, the new single currency of the European Monetary Union (EMU), the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

  The Fund does not attempt to manage currency risk through hedging. This may, or may not, impact the valuation changes in the portfolios' securities.

Risks of Investing in Specific Countries and Regions

  The Fund invests a significant portion of its assets in specific regions or countries, and therefore is exposed to the risks associated with that region or country and could be subject to greater risk due to unanticipated and negative economic events and/or market action in such countries or regions. For example, the Fund has invested a substantial portion of its assets in Germany.

Risks of Foreign Investing

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

  Investments trading in foreign countries entail greater risks than in the United States because of the differences in trading and settlement systems, liquidity, volatility, commission rates, and regulation.

Risks of Investing in Emerging
Market Countries

  Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

  Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Risks Related to Company Size

  Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

  Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

  Investing in equity securities of mid-sized companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Fund are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of mid-sized companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Fund's investments can experience unexpected sharp declines in their market prices. Therefore, investments in the Fund may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

Derivative Contracts

  The Fund's ability to successfully use futures, options, warrants and currency transactions will depend on the ability of the Adviser to predict the direction of the market and correlation of the transactions with changes in the value of the Fund's assets. These transactions could expose the Fund to the effect of leverage, and thereby increase the Fund's exposure to the market and loss that it otherwise would have had if it had not entered into these transactions.

Year 2000 Readiness

  The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.

  While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

  The Fund's service providers have made changes to their computer systems to address any Year 2000 problems. In addition, they have gathered information from third-party providers to determine their Year 2000 readiness.

  Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser continues to review information regarding the Year 2000 readiness of issuers of securities the Fund may purchase. However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities may find it more difficult to determine the Year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets. The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

What Do Shares Cost?

  You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) is open. The Fund offers Class A Shares, Class B Shares and Class C Shares. Each share class represents interests in the Fund's portfolio of securities. The differences between the Share classes relate to the timing and amount of asset-based sales charge an investor bears directly or indirectly as a shareholder.

  When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV). See "How to Purchase Shares" and "How to Redeem and Exchange Shares." In addition, purchase transactions and exchange transactions may be subject to an applicable front-end sales charge (the public offering price), and redemption transactions may be subject to a contingent deferred sales charge.

  The value of Shares of the Fund is generally determined based upon the market value of the portfolio securities held by the underlying Portfolios. However, the Fund's Board may determine in good faith that another method of valuing investments is necessary to appraise their fair value.

  NAV of the Fund is determined at 4:00 p.m. (U.S. Eastern time) each day the NYSE is open. Since the Fund owns foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange Shares.

  The tables below summarize the minimum initial and subsequent investment amounts, the maximum front-end sales charge that you will pay on a purchase of Class A Shares, and the maximum contingent deferred sales charge you will pay at the time you redeem your Shares. The minimum investment amounts may be waived or lowered from time to time. Keep in mind that investment professionals may charge you additional fees for their services in connection with your Share transactions.


                               Minimum                   Maximum Sales Charge
                               Initial/             -------------------------------
                              Subsequent            Front-End        Contingent
                              Investment              Sales           Deferred
Shares Offered                Amounts/1/             Charge/2/      Sales Charge/3/
Class A                        $2,000/$100             5.50%             0.00%
Class B                        $2,000/$100             None              5.00%
Class C                        $2,000/$100             None              1.00%

1 The minimum initial and subsequent investment amounts for retirement plans are $1,000 and $100, respectively. The minimum monthly and quarterly subsequent investment amounts for Systematic Investment Programs are $100 and $250, respectively. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. Class B Shares will automatically convert into Class A Shares after seven full years from the purchase date. This conversion is a non-taxable event.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase -- Class A Shares Only."

3 See "Sales Charge When You Redeem." As noted in the following tables, certain Class A Shares may be subject to contingent deferred sales charges.

Sales Charge When You Purchase --
Class A Shares Only

                                          Sales Charge              Sales
                                               as a               Charge as
                                          Percentage of               a
                                              Public              Percentage
Purchase Amount                           Offering Price            of NAV

Less than $50,000                             5.50%             5.82%
$50,000 but less than $100,000                4.50%             4.71%
$100,000 but less than $250,000               3.50%             3.63%
$250,000 but less than $500,000               2.50%             2.56%
$500,000 but less than $1 million             2.00%             2.04%
$1 million or greater1                        0.00%             0.00%

1 A contingent deferred sales charge of 1% or .5% of the redemption amount applies to Class A Shares redeemed within the first or second year, respectively, of purchase under certain investment programs where an investment professional received an advance payment on the transaction. The .5% charge only applies to Shares purchased on or after January 18, 2000. See "Sales Charge When You Redeem".

  The sales charge at purchase may be reduced or eliminated by:

 . purchasing Shares in greater quantities to reduce the applicable sales charge;

 . combining concurrent purchases of Shares:

  . by you, your spouse, and your children under age 21;

  . of the same share class of two or more series of Flag Investors Funds, Inc.*
    (other than money market funds); or

  . by a trustee or fiduciary for a single trust estate or a single fiduciary account;

 . accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund);

 . signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Funds for more information); or

 . by exchanging from Class A Shares of the Fund into Class A Shares of any other series of Flag Investors Funds, Inc.*

  The sales charge will be eliminated when you purchase Shares:

  . within 90 days of redeeming Shares of an equal or lesser amount;

  . through wrap accounts or other investment programs where you pay the investment professional directly for services;

  . through IRA Rollover accounts sponsored by Deutsche Bank Securities, Inc.,
    Deutsche Bank Trust Company and its affiliates;

  . through retirement and deferred compensation plans and trusts used to fund those plans;

 .    through  investment  professionals  that  receive  no  portion of the sales charge;

  . as part of an Eligible Benefit Plan having at least 250 employees or $1,000,000 invested in Flag Investors Funds, Inc.*;

  . as a current or retired Trustee, Director or employee of Deutsche Bank AG or its affiliates, current or retired Board member of a fund advised by Deutsche Bank AG or its affiliates, and the spouse or minor children of these individuals;

* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.

  . through qualified separate accounts maintained by an insurance company;

  . through trust companies and bank trust departments, including Deutsche Bank
    Trust Company and its affiliates, initially investing at least $100,000 of assets on behalf of any one of their investor clients; or

  . through accounts investing $100,000 or more for a state or territory of the U.S., its counties, cities, or instrumentalities; charitable organizations; charitable remainder trusts; or life income pools.

  If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify the Fund's Distributor, ICC Distributors, Inc., at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

Sales Charge When You Redeem

  Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

Class A Shares
--------------------------------------------------------------------------------
A CDSC of 1% or .5% of the redemption amount applies to Class A Shares redeemed within the first or second year, respectively, of purchase under certain investment programs where an investment professional received an advance payment on the transaction. You will pay the CDSC upon redemption of Class A Shares that you purchased without an initial sales charge based on an initial investment of $1 million or more. The .5% CDSC only applies to Shares purchased on or after January 18,2000.
--------------------------------------------------------------------------------
Class B Shares
Shares Held Up To:                                             CDSC
--------------------------------------------------------------------------------
1 year                                                           5.00%
2 years                                                          4.00%
3 years                                                          3.00%
4 years                                                          3.00%
5 years                                                          2.00%
6 years                                                          1.00%
7 years                                                          0.00%
--------------------------------------------------------------------------------
Class C Shares
--------------------------------------------------------------------------------
You will pay a 1% CDSC if you redeem Shares within one year of the purchase date.
--------------------------------------------------------------------------------

You will not be charged a CDSC when redeeming Shares:

  . purchased with reinvested dividends or capital gains;

  . Shares held for more than six full years from the date of purchase with respect to Class B Shares, two full years from the date of purchase with respect to Class A Shares that were purchased without a front-end sales charge, and one full year from the date of purchase with respect to Class C Shares;

  . that you exchanged into the same share class of another series of Flag
    Investors Funds, Inc.* where the shares were held for the applicable CDSC holding period;

  . purchased through investment professionals who did not receive advanced sales payments;

  . if, after you purchase Shares, you become disabled as defined by the IRS; or

  . as a Director/Trustee or employee of the Fund/ Portfolio, the Adviser, the Distributor and their affiliates, and the spouse or children under age 21 of these individuals.

  In addition, you will not be charged a CDSC:

  . if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;

  . if your redemption is a required retirement plan distribution;

  . when you exchange your Shares for the same class of Shares of another series of Flag Investors Funds, Inc.*;

  . upon the death of the last surviving shareholder of the account.

  If your redemption qualifies, you or your investment professional should notify the Distributor at the time of redemption to eliminate the CDSC. If the Distributor is not notified, the CDSC will apply.

  To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  . Shares that are not subject to a CDSC; and

  . Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other series of Flag Investors Funds, Inc.* that have been exchanged for Shares of the Fund).

  The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower. If you are redeeming Shares acquired in an exchange, the purchase price relates back to the Shares initially acquired in the exchange.

* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.

How is the Fund Sold?

  As noted above, the Fund offers one or more classes of Shares that bear different sales charges and levels of expenses. Class A Shares are subject to a front-end sales charge that reduces the amount of your purchase price that is invested on your behalf. Class B Shares and Class C Shares do not impose front-end sales charges, so that your entire purchase price is invested on your behalf. However, Class B Shares and Class C Shares have higher expense ratios and pay lower dividends than Class A Shares, and redemptions of those Shares may be reduced by a contingent deferred sales charge if you did not hold them for the required amount of time. Class B Shares will convert on a tax-free basis to Class A Shares after seven full years. The decision of which Share class to purchase should be based on your purchase amount, your investment horizon, and other personal factors. However, orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently.

  The Fund's Distributor, ICC Distributors, Inc., markets the Shares described in this prospectus to individuals, directly or through investment professionals.

  When the Distributor receives sales charges and marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares.

Rule 12b-1 Plan

  The Fund has adopted a Rule 12b-1 Distribution and Service Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of Class A Shares, Class B Shares and Class C Shares. Under the Distribution Plan, Class B Shares and Class C Shares will pay a marketing fee at an annual rate of 0.75% of the average daily net assets of that Share class. Under the Services Plan, Class A Shares, Class B Shares and Class C Shares will pay a shareholder services fee at an annual rate of 0.25% of the average daily net assets of that Share class. Because Class B Shares and Class C Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.


HOW TO PURCHASE SHARES

  You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

  If you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check) you will be contacted by the Fund. If the Fund is not successful in contacting you, you will receive Class A Shares.

Through an Investment Professional

  . Establish an account with the investment professional; and

  . Submit your purchase order for Shares to the investment professional as follows:

   . When investing through a registered broker/dealer:

    -You will receive that day's NAV if the broker/dealer receives your order by 4:00 p.m. (US Eastern time) and then forwards your order to the Fundbefore 5:00 p.m. (U.S. Eastern time) and the Fund receives your payment within three business days.

   . When investing through other investment professionals:

    -You will receive that day's NAV if the investment professional receives and forwards your order to the Fundbefore 4:00 p.m. (U.S. Eastern time) and the Fund receives your payment within three business days.

  You will become the owner of Shares and receive dividends when the Fund receives your payment. Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

Directly From the Fund

  . Establish your account with the Fund by submitting a completed New Account
    Form; and

  . Send your payment to the Fund by Federal Reserve wire or check.

  You will become the owner of Shares after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs. Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If you pay by check, you begin earning dividends when your check is converted into federal funds (normally the business day after the Fund receives your check).

  An institution may establish an account and place an order by calling the Fund. An institution will become a shareholder of the Fund after the Fund receives the order.

  By Wire. Once your account has been established, you may send your wire to:

  Investors Bank & Trust
  Boston, MA
  [Dollar Amount of Wire]
  ABA Number 011001438
  BNF Account Number 570000307
  [For Credit to:] (Fund Name)(Fund Class)
  (Fund Number, you can find this number on your account statement or by contacting the Fund)
  Account Number
  Trade Date and Order Number
  Group Number/Dealer Number
  Nominee/Institution Name

  You cannot purchase Shares by wire on holidays when wire transfers are restricted.

  By Check. Make your check payable to the name of the Fund, note the class of Shares and your account number on the check, and mail it to:

  Flag Investors Funds, Inc.
  P.O. Box 8612
  Boston, MA 02266-8612

  If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or Flag Investors Funds, Inc.). Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received) and Shares begin earning dividends the next day.

By Automatic Investments

  You may establish an account with your financial institution to automatically purchase Shares on pre- determined dates or when your bank account reaches a certain level. Under this program, participating financial institutions are responsible for prompt transmission of orders and may charge you for this service. You should read this prospectus along with your financial institution's agreement or materials describing this service.

By Automated Clearing House (ACH)

  Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

By Phone

  Once you establish an account, you may make additional investments by phone for future Share purchases if you have an account with a bank that is an ACH member. To apply, call the Fund for an authorization form. You may use this privilege to purchase Shares approximately two weeks from the date you file the form with the Fund's transfer agent, Federated Shareholder Services Company.

Through an Exchange

  You may purchase Shares through an exchange from the same share class of another series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds). You must meet the minimum investment requirements for purchasing Shares and both accounts must have identical registrations. In certain cases, exchanges among Class A Shares of the funds may be subject to applicable front-end sales charges. See "How to Redeem and Exchange Shares -- Exchange Privileges."

By Systematic Investment Program

  Once you have opened an account, you may automatically purchase additional Shares on a regular basis in a minimum monthly amount of $100 or a minimum quarterly amount of $250 by completing the Systematic Investment Program section of the New Account Form or by contacting the Fund or your investment professional.

Retirement Investments

  You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

  You may redeem or exchange Shares:

  . through an investment professional if you purchased Shares through an investment professional; or

  . directly from the Fund if you purchased Shares directly from the Fund.

  The following describes the deadline by which your redemption or exchange order must be made to be priced at that day's NAV. Your broker/dealer or other investment professional is responsible for promptly submitting your requests and providing proper written instructions to the Fund. Your investment professional may charge you separate fees and commissions. Your redemption proceeds are reduced by any applicable contingent deferred sales charge.

  . You will receive that day's NAV if your broker/ dealer receives your order before 4:00 p.m. U.S. Eastern time and forwards your order to the Fund by 5:00 p.m. U.S. Eastern time. In the case of other financial intermediaries, they must forward your order to the Fund before 4:00 p.m. U.S. Eastern time to receive that day's NAV.

  By Telephone. You may redeem or exchange Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions. You may exchange Shares between the same class of shares of any two series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds) by telephone only if the funds have identical shareholder registrations. If you hold share certificates, they cannot be exchanged by telephone.

  By Mail. You may redeem or exchange Shares by mailing a written request to the Fund.

  You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

  Send requests by mail to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  P.O. Box 8612
  Boston, MA 02266-8612

  Send requests by private courier or overnight delivery service to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  All requests must include:

  . Fund Name and Share Class, account number and account registration;

  . amount to be redeemed or exchanged;

  . signatures of all shareholders exactly as registered; and

  . if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

  Call your investment professional or the Fund if you need special instructions.

  Signature Guarantees. Signatures must be guaranteed if:

  . your redemption will be sent to an address other than the address of record;

  . your redemption will be sent to an address of record that was changed within the last 30 days;

  . a redemption is payable to someone other than the shareholder(s) of record;
    or

  . if exchanging (transferring) into another Fund with a different shareholder registration.

  A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker/dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

Payment Methods for Redemptions

  We will mail your redemption proceeds by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form. These payment options require a signature guarantee if they were not established when the account was opened:

  . an electronic transfer to your account at a financial institution that is an ACH member; or

  . wire payment to your account at a domestic commercial bank that is a Federal
    Reserve System member. Payments will be wired the business day following a holiday or when wire transfers are restricted. Wire transfers of less than $5,000 may be subject to additional fees.

  Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Limitations on Redemption Proceeds

  Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  . to allow your purchase to clear;

  . during periods of market volatility; or

  . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

  You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

Exchange Privileges

  You may exchange Shares of the Fund into shares of the same class of other series of Flag Investors Funds, Inc. In addition, effective January 18, 2000, you may exchange between Shares of the Fund and the same class of shares of any Flag Investors Family of Funds. To do this, you must:

  . ensure that the account registrations are identical;

  . meet any minimum initial investment requirements; and

  . receive a prospectus for the fund into which you wish to exchange.
    An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

  Class A Shares. If you exchange between funds with different sales charges, the exchange will be made at NAV. If you paid a sales charge once (including shares acquired through reinvestment of dividends and capital gains) you will not have to pay the sales charge again upon the exchange. This is true even if you exchange out of a fund with a sales charge, then into a fund without a sales charge, and back into a fund with a sales charge. However, if you purchased into a fund without a sales charge, and exchange into a fund with a sales charge, you will be assessed the applicable sales charge when you make the exchange. However, no sales charge will be assessed on Shares that you acquired through reinvestment of dividends and distributions.

  Class B Shares and Class C Shares. Exchanges may be made between the same classes of shares at NAV without any sales charge at the time of exchanges. The time you held the original Shares will be added to the time you held the exchanged-for Shares for purposes of calculating any applicable CDSC when you redeem those Shares.

  The Funds may modify or terminate the exchange privilege at any time. The Fund's Manager or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other series of Flag Investors Funds, Inc. and Flag Investors Family of Funds. Shareholders will be notified in advance of the termination of the exchange privilege.

  Please contact your investment professional directly or the Distributor for information on and prospectuses for the series of Flag Investors Funds, Inc. and Flag Investors Family of Funds into which you may exchange your Shares free of charge.

Systematic Withdrawal Program (SWP)

  You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or contact your investment professional or the Fund. Your account value must total a minimum of $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares, which are subject to a sales charge, while redeeming Shares using this program. A CDSC may be imposed on redemptions of Class B Shares and Class C Shares. You will not be charged a CDSC on SWP redemptions if you reinvest all dividends and capital gains distributions.

Additional Conditions

  Telephone Transactions. The Funds will record your telephone instructions. If the Fund follows reasonable procedures, it may not be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund may terminate or modify telephone privileges at any time.

  Share Certificates. The Fund does not issue Share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

Account Statements and Confirmations

  You will receive periodic statements from the Fund reporting all account activity, including dividends and capital gains paid. In addition, you will receive confirmation of purchases and redemptions.

Dividends and Capital Gains

  The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

  In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

  If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Accounts With Low Balances

  Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

Tax Information

  The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time a Fund holds its assets.

  Fund distributions are expected to be primarily capital gains by the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Fund?

  A Board of Directors governs the Fund, and a Board of Trustees governs the Portfolio. The Board of Trustees selects the Manager, Deutsche Fund Management, Inc. (DFM). The Manager is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. However, the Manager has delegated daily management of the Portfolio's assets to the Adviser, who is paid by the Manager and not by the Portfolio. The Manager and Adviser are registered investment advisers. The Adviser is DWS International Portfolio Management GmbH
(DWS). The address for the Manager is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

  The Fund may withdraw its investment from its corresponding Portfolio at any time if the Fund's Board of Directors determines that it is in the Fund's best interests to do so. The Board would determine what action should be taken to manage the Fund's investments, including investing of all the Fund's assets in another investment company having the same investment objective and restrictions as the Fund or retaining an investment adviser to directly manage the Fund's assets in accordance with its investment objective and policies.

  The Manager is an indirect subsidiary of Deutsche Bank AG, a major global banking institution. The Adviser is also a subsidiary of Deutsche Bank AG. With total assets the equivalent of US$874billion and 90,850 employees as of June 30, 1999, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

  Other subsidiaries of Deutsche Bank AG include Deutsche Fonds Holding GmbH
(DFH), a company with limited liability organized under the laws of Germany. DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (DWS) and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 200 mutual funds, having aggregate assets under management of more than the equivalent of US$83billion as of June 30, 1999. DFH, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

  The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 23.9% share of the German mutual fund market based on assets under management as of June 30, 1999. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."

  DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods; 1998: best fund manager for 1-, 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark (DM) terms and below-average volatility.

  On June 4, 1999, Deutsche Bank AG (Deutsche Bank) acquired Bankers Trust Corporation. On March 11, 1999, Bankers Trust Company (Bankers Trust), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

  Deutsche Bank's acquisition of Bankers Trust occurred after the wrongdoing at Bankers Trust took place. As a result of the plea, however, absent an order from the SEC, DFM and DWS may not be able to continue to provide advisory services to the Funds. The SEC has granted a temporary order under Section 9(c) of the Investment Company Act of 1940 (1940 Act) to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the 1940 Act, has filed an application for a permanent order. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager

  Following is the portfolio manager who is primarily responsible for the day-to-day management of the Portfolio that is the underlying investments of the Fund. The portfolio manager has served as such since the inception of the Portfolio in October 1997.

  Ms. Elisabeth Weisenhorn has 13 years of experience as an investment manager. She joined the DWS Group in 1985as Senior Investment Officer, Head of the European Equity Team. Ms. Weisenhorn supervises funds holding assets under management of EUR 13.9 billion (US$14.2 billion) as of June 30, 1999. Ms. Weisenhorn is based at DWS Group's office in Frankfurt, Germany.

Management and Advisory Fees

  The Manager receives an annual fee of 0.85% based on the average daily net assets of the underlying Portfolio in which the Fund invests. The Manager pays the Adviser a portion of this fee. The Manager has agreed to waive its fee and reimburse the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through August 31, 2000: 1.60% for Class A Shares; 2.35% for Class B Shares; and 2.35% for Class C Shares.

Historical Performance of
Corresponding DWS Fund

The Fund invests in an underlying Portfolio, the Provesta Portfolio. This underlying Portfolio (and therefore the Fund) is designed to produce investment results substantially the same as Provesta, which is a German- registered mutual fund and will be referred to as the "DWS Fund." The Provesta Portfolio seeks to accomplish this by duplicating to the extent practical the portfolio holdings and transactions of the DWS Fund. The Adviser manages the investment operations of the underlying Portfolio with a portfolio manager and a staff of investment professionals that is composed of the same persons as those that manage and have full discretionary authority over the selection of investments for the counterpart DWS Fund. Also, the investment objectives, policies and restrictions of the DWS Fund are the same as those of its counterpart Provesta Portfolio except as noted below.

  Information about the performance of the Fund and the counterpart DWS Fund is set forth below. Despite the similarity in investment objectives, policies and restrictions, investment staff and portfolio managers, the DWS Fund is a separate fund and you should not assume that the Fund will have the same future performance as its counterpart DWS Fund. The DWS Fund operates under the German regulatory and tax framework. The Fund and its underlying Portfolio operate under the U.S. regulatory and tax framework. Each has different diversification requirements, specific tax restrictions and investment limitations. Since the historical performance of the DWS Fund would not have been materially affected by the differences in the regulation of mutual funds under U.S. federal securities and tax laws and regulations, the differences in regulation are not expected to result in any material differences in performance (net of fees) between the DWS Fund and its counterpart Portfolio going forward. Investors should note that the past performance of the DWS Fund is not predictive of the future performance of the Fund or its underlying Portfolio.

  The following table shows the actual total return for the Class A Shares of the Fund for the period from the commencement of operations on October 17, 1997 to August 31, 1999, and for the one-year period ended August 31, 1999. The Fund and its underlying Portfolio did not have operating or performance history prior to that time.

  Below the Fund's performance within the same table are the average annualized total returns for the counterpart DWS Fund for the one-, three-, five- and ten-year periods ended August 31, 1999. The performance of the Fund and its counterpart DWS Fund are accompanied by total returns for securities indices believed by the Adviser to be suitable for performance comparisons.

  These figures are unaudited and are based on the actual gross investment performance of the DWS Fund with the adjustments indicated below. The figures for Provesta and the indices were not adjusted to reflect the expense ratios of the Fund which is higher than the actual expenses of the DWS Fund (which bears a combined fund management and expense fee of 0.50% per annum of net assets). Any such adjustment would reduce the performance shown below.

European Mid-Cap Fund as Compared to Counterpart Provesta/1/

  Average Annual Total Return for the Periods Ended August 31, 1999

                               Historical Performance in U.S. Dollars (unaudited)

                                     Without                With               CDAX Index                    MSCI
Europe
European Mid-Cap Fund             Sales Load/2/        Sales Load/3/       (in U.S. Dollars)/4/         (in U.S.
Dollars)/5/
One Year                               10.46%              4.46%                  2.45%
13.74%
10/17/97 to 8/31/99                    15.47%             12.02%                 16.55%
27.97%

Provesta/1/
One Year                                9.43%              5.22%                  2.45%
13.74%
Three Years                            17.21%             15.69%                 14.61%
21.38%
Five Years                             14.59%             13.70%                 12.23%
18.12%
Ten Years                              14.37%             13.59%                 11.23%
13.96%

  1 Net Assets as of 8/31/99 were DM 1,508 million (US $813 million). Provesta commenced investment operations on July 11, 1985.

  2 The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "What Do Shares Cost?"

  3 Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.

  4 The DAX Composite Index (CDAX) is a total rate of return index of all domestic stocks traded on the Frankfurt Stock Exchange. It is a broad-based index consisting of 16 industry groups. CDAX is a registered trademark of Deutsche Borse AG.

  5 The Morgan Stanley Capital Market Europe Index (MSCI Europe) is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of 13 European countries.

  The above results are shown in U.S. dollars on the basis of conversion at the rate of DM values to U.S. dollars at the end of each month at the prevailing rate. The results assume all dividends and capital gain distributions have been reinvested with no sales charge.

  In calculating the historical performance of the DWS Fund shown above, the first step was to calculate the historical performance according to a methodology generally acknowledged in Germany and developed by the BVI Bundesverband Deutscher Investment-- Gesellschaften (Association of German Fund Companies) (BVI). The BVI method measures total return by comparing the net asset value per share of a fund in DM at the beginning and at the end of the relevant measurement period, assuming the reinvestment of distributions made by the fund during such period. For this purpose, the reinvestment of distributions is increased by including the corporate income tax credit that is available to shareholders of German fund companies in connection with such distributions. The BVI method does not take account of any sales load charged to an investor on the initial investment.

  Second, for purposes of calculating the equivalent U.S. dollar returns from the DM returns yielded by the BVI method, DWS made the following adjustments:
(1) the credit for the German corporate tax credit referred to above was subtracted from the distributions reinvested since it will not be available to shareholders of the Fund (but the effect of corporate income taxes incurred by the counterpart DWS Fund was not eliminated); and (2) the DM returns (including capital gains and income) were converted to U.S. dollars at prevailing exchange rates as of the end of each month.

  These adjustments resulted in the performance indicated in the first column. The second column, "With Sales Load," made a further adjustment by reducing the performance by assuming the maximum sales load was charged to the investor on the initial investment.

  It is not expected that there will be any material differences in the securities held by the underlying Provesta Portfolio and its counterpart DWS Fund and thus the investment characteristics of the underlying Portfolio, such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets and equity/non-equity mix will be substantially the same as the investment characteristics of its counterpart DWS Fund. Consequently, there is no regulatory or tax difference between the underlying Portfolio and its counterpart DWS Fund that would be expected to have a material effect on the investment performance of the underlying Portfolio as compared to its counterpart DWS Fund.

Financial Information

  The Financial Highlights will help you understand the Fund's financial performance since its inception in October 1997. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report for the fiscal year ended August 31, 1999. The Annual Report accompanies the Fund's Statement of Additional Information.

  The financial information is presented for the fiscal year ended August 31, 1999 under the name of the Fund in effect at that time (Deutsche Funds, Inc.).

Financial Highlights

  Selected data for a Class A share of common stock outstanding throughout each period.

                                                                        Deutsche European Mid-Cap Fund
                                                                 -------------------------------------------
                                                                 For the Year                For the Period
                                                                     Ended                      Ended/1/
                                                                   August 31,                  August 31,
                                                                      1999                        1998
                                                                 ------------                ---------------
 Net asset value at beginning of period                             $  14.22                       $ 12.50
                                                                    --------                       -------
Investment Operations:
 Net investment income (loss)                                          (0.01)                         0.01
 Net realized and unrealized gain on investments,
  future contracts and foreign currency allocated                       1.26                          1.71
  from corresponding Deutsche Portfolio
                                                                    --------                       -------
 Increase from investment operations                                    1.25                          1.72
                                                                    --------                       -------
Distributions to Shareholders:
 Dividends from net investment income
 Distributions from net realized gains                                 (0.19)
                                                                    --------                       -------
 Total distributions                                                   (0.19)
                                                                    --------                       -------
 Net asset value at end of period                                    $  15.28                       $ 14.22
                                                                    ========                       =======
Total Return (based on net asset value)2                                8.86%                        13.76%*
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                   $13,907                      $   2,402
Ratios to average net assets:
 Expenses3                                                              1.60 %                         1.60%**
 Net investment income (loss)3                                         (0.10)%                         0.23%**
 Portfolio turnover of corresponding Deutsche Portfolio                   89 %                           82%*

1 Commencement of operations                                          10/17/97

2 Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the
  begin ning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also
  at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

3 Includes the Fund's allocated portion of the corresponding Deutsche
Portfolio's expenses net of expense reimbursements. Had the
  Man ager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

 Expenses to average net assets                                          4.12%                        18.86%**
 Net investment loss to average net assets                             (2.62)%                       (17.03)%**

*Not annualized

**Annualized

FINANCIAL HIGHLIGHTS

  Selected data for a Class B share of common stock outstanding throughout each period.

                                                            Deutsche European Mid-Cap Fund
                                                                   For the Year                   For the Period
                                                                       Ended                         Ended/1/
                                                                    August 31,                      August 31,
                                                                       1999                           1998
 Net asset value at beginning of period                                $12.55                        $12.50
                                                                       ------                        ------
Investment Operations:
 Net investment loss                                                    (0.11)                        (0.02)
 Net realized and unrealized gain on investments,
  future contracts and foreign currency allocated from                   1.12                          0.07
  corresponding Deutsche Portfolio
                                                                       ------                        ------
 Increase from investment operations                                     1.01                          0.05
                                                                       ------                        ------
Distributions to Shareholders:
 Dividends from net investment income                                       -                             -
 Distributions from net realized gains                                  (0.19)                            -
                                                                       ------                        ------
 Total distributions                                                    (0.19)                            -
                                                                       ------                        ------
 Net asset value at end of period                                       $13.37                        $12.55
                                                                       ======                        ======
Total Return (based on net asset value)2                                 8.12%                         0.40%*
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                     $6,940                        $4,287
Ratios to average net assets:
 Expenses3                                                               2.35%                         2.35%**
 Net investment loss3                                                   (1.06)%                       (0.70)%**
 Portfolio turnover of corresponding Deutsche Portfolio                    89%                           82%*

1 Commencement of operations                                                                         3/30/98

2 Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the
  begin ning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also
  at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

3 Includes the Fund's allocated portion of the corresponding Deutsche
Portfolio's expenses net of expense reimbursements. Had the
  Man ager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

  Expenses to average net assets                                         4.37%                         19.61%**

  Net investment loss to average net assets                             (3.08)%                       (17.96)%**

*Not annualized

**Annualized

FINANCIAL HIGHLIGHTS

Selected data for a Class C share of common stock outstanding for the period from September 2, 1998/1/ through August 31, 1999.

                                                                        Deutsche
                                                                        European
                                                                     Mid-Cap Fund
 Net asset value at beginning of period                                  $12.50
                                                                         ------
Investment Operations:
 Net investment loss                                                      (0.06)
 Net realized and unrealized gain on investments,
  futures contracts and foreign currency allocated
  from corresponding Deutsche Portfolio                                    1.32
                                                                         ------
 Increase from investment operations                                       1.26
                                                                         ------
Distributions to Shareholders:
 Dividends from net investment income
 Distributions from net realized gains                                    (0.19)
                                                                         ------
 Total distributions                                                      (0.19)
                                                                         ------
 Net asset value at end of period                                         $13.57
                                                                         ======
Total Return (based on net asset value)2 10.15%* Ratios and Supplemental Data:
 Net assets, end of period (000's) $1,698 Ratios to average net assets:
 Expenses3                                                                 2.35%**
 Net investment loss3                                                     (0.73)%**
 Portfolio turnover of corresponding Deutsche Portfolio                      89%*

1 Commencement of operations

2 Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the begin ning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

3 Includes the Fund's allocated portion of the corresponding Deutsche
Portfolio's expenses net of expense reimbursements. Had the
  Man ager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

  Expenses to average net assets                               4.89%**

  Net investment loss to average net assets                   (3.27)%**

*  Not annualized
** Annualized

                           [Logo of Flag Investors]

                          Flag Investors Funds, Inc.
                             5800 Corporate Drive
                           Pittsburgh, PA 15237-7010
                                (888) 433-6385

--------------------------------------------------------------------------------

A Statement of Additional Information (SAI) dated December 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's SAI and Annual and Semi- Annual Reports to shareholders as they become available. The Annual Report's Investment Review discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-888-433-6385.

You can obtain information about the Fund (including the SAI) by writing to or visting the Public Reference Room in Washington, D.C. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

                                        Investment Company Act File No. 811-8227
                                                                 Cusip 33832F101
                                                                 Cusip 33832F200
                                                                 Cusip 33832F309
--------------------------------------------------------------------------------
                                                                       G02179-17
                                                                          EMCPRO
                                                                         (12/99)


                          [logo of Flag Investors]
                            Japanese Equity Fund
                    (formerly Deutsche Japanese Equity Fund)
                       Class A Shares and Class B Shares
                        Prospectus -- December 31, 1999

The Fund's objective is high capital appreciation.

A series of Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.), an open-end management investment company.

The Fund offers Shares through investment professionals (securities dealers and through financial institutions that act as shareholder servicing agents). You may also buy Shares through the Fund's Transfer Agent. This Prospectus describes Class A Shares and Class B Shares of the Fund. These separate classes give you a choice as to sales charges and Fund expenses.

TABLE OF CONTENTS

Investment Objective, Strategies,
 Performance and Risk.......................   1
What are the Fund's Fees and Expenses?......   3
What are the Fund's Investment Strategies?..   4
What are the Principal Securities
 in Which the Fund Invests?.................   4
What are the Specific Risks of
Investing in the Fund?......................   5
What do Shares Cost?........................   6
How is the Fund Sold?.......................   9
How to Purchase Shares......................   9
How to Redeem and Exchange Shares...........  11
Account and Share Information...............  13
Who Manages the Fund?.......................  13
Financial Information.......................  15

Flag Investors Funds, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-7010

     As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE, STRATEGIES, PERFORMANCE AND RISK

What is the Fund's Objective and Principal Investment Strategy?

  The Fund is part of a series of Flag Investors Funds, Inc. The Fund invests all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (formerly Deutsche Portfolios), with identical investment objectives and policies through a Hub and Spoke(R) (master- feeder) investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio. For a table of the Fund and its corresponding Portfolio, see "Organization" in the Fund's Statement of Additional Information. The Fund does not represent a complete investment program, and may not be suitable for all investors.

  Investment Objective: High capital appreciation.

  Strategy: The Fund invests at least 65% of its total assets in equity securities (primarily common and preferred stocks) of Japanese companies. The Fund invests in large- and mid-sized companies which have a clearly-defined competitive edge based upon quality of management, product, service, balance sheet, innovation and low costs. The target is to outperform the Tokyo Stock Price Index (TOPIX), although there is no guarantee that it will do so.

What are the Main Risks of Investing in the Fund?

  All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns are listed below.

  Investments in the Fund entails the following risks:

  . Stock market risks -- the value of securities rise and fall;

  . Sector risks -- the possibility that certain sectors may underperform other sectors or the market as a whole;

  . Liquidity risks -- the foreign securities in which the Fund invests may trade infrequently and may be subject to greater fluctuation in price than other securities;

  . Currency risks -- fluctuations in the exchange rate between the U.S. dollar and foreign currencies;

  . Risks of investing in specific regions -- the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, which makes the Fund subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments;

  . Risks of foreign investing -- the foreign markets in which the Fund invests may be subject to different economic or political conditions from those of the United States and may lack financial reporting standards or regulatory requirements compared to those applicable to U.S. companies;

  . Risks related to company size -- mid- and small- market capitalization companies tend to have fewer shareholders, less liquidity, more volatility, unproven track records, limited products or services and limited access to capital; and

  . Risks of non-diversification -- as a non- diversified Fund, the Fund is allowed to invest a higher percentage of its assets among fewer issuers of portfolio securities than diversified Funds. This increases the Fund's risks by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. Despite this ability to invest in fewer issuers, the Fund generally attempts to maintain exposure to a broad number of issuers.

  The Fund cannot guarantee that it will achieve its investment objective.

  The Shares of the Fund offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

  The following unaudited performance information gives you an indication of the risks of investing in the Fund by comparing its performance with a broad measure of market performance. Past performance of the Fund does not necessarily predict future performance. For more current performance information, call 1-888-433-6385.

  Bar Chart. The bar chart represents the 1998 calendar year performance of Class A Shares of the Fund (which is the share class with the longest operating history). The bar chart does not reflect the maximum sales charge imposed on Class A Shares. If these charges or fees had been included, the return would have been lower. Following the bar chart is the year-to-date performance of the Fund's Class A Shares through the most recent calendar quarter, again without reflecting any applicable sales charge imposed on Class A Shares. Also provided is the best and worst 1998 calendar quarter performance for Class A Shares.

  Total Return. The Average Annual Total Return for Class A Shares of the Fund is compared to an appropriate broad-based securities market index for the calendar year ended December 31, 1998. Unlike the performance information shown in the bar chart, the Fund's total return figures reflect the maximum sales charges that could apply. The market indices are unmanaged and are not adjusted for any sales charges, expenses or other fees the SEC requires to be reflected in the Fund's performance. You cannot invest directly in an index.

Class A Shares

Annual Total Return (calendar year-end 1998)

[Graphic representation omitted. See Appendix A.6.]

  The Fund's Class A Shares total return from January 1, 1999 to September 30, 1999 was 100.99%.

Best quarter            (4Q98)           16.89%
Worst quarter           (3Q98)           -7.02%

Average Annual Total Return*
(for the periods ended December 31, 1998)

                                                           Since Start of
                                           1 Year           Performance**
Class A Shares                              (1.07)%                (13.35)%
MSCI Japan Index                              5.05%                 (7.05)%

* The table shows the Fund's total returns averaged over a period of years relative to the MSCI Japan Index, a broad-based market index of equity securities listed on the Tokyo Stock Exchange.
**Class A Shares: October 20, 1997

WHAT ARE THE FUND'S FEES AND EXPENSES?

  This table describes the fees and expenses of the Fund including those of the corresponding Portfolio that you may pay if you buy and hold Class A Shares or Class B Shares of the Fund.


Class A     Class B
Shareholder Fees:
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) 5.50% None Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, 0.00%* 5.00%**
 whichever islower)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other
Distributions)                               None     None
 (asapercentageofofferingprice)
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                  None     None
Exchange
Fee
None     None

Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management
Fee                                                                     0.85%
0.85%
Distribution and/or Service (12b-1)
Fees                                           0.25%    1.00%
Other
Expenses
4.78%   13.14%

----    -----
Total Annual Fund Operating Expenses (before fee waivers and expense
reimbursements)                                5.88%   14.99%
Total Reimbursements of Fund
Expenses                                                          4.28%   12.64%

----    -----
Total Net Annual Fund Operating Expenses (after fee waivers and expense
reimbursements)****                         1.60%    2.35%

====     ====

* A maximum 1% contingent deferred sales charge may be imposed on redemptions within one year of certain Shares purchased without an initial sales charge. See "What do Shares Cost?"

** The contingent deferred sales charge declines from the maximum amount to 1%
   in the sixth year, and 0% thereafter.
***The Manager has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2000 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total Net Annual Fund Operating Expenses (after reimbursements)."

Example:

  This Example is intended to help you compare the cost of investing in the Fund's Class A and B Shares with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund's Class A and B Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A and B Shares' operating expenses remain the same during the period. The Example shows expenses using two different assumptions: Fund operating expenses before and after fee waivers and expense reimbursements by the Manager. Please note that the Manager is only bound to waive fees and reimburse expenses through December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 year    3 years   5 years    10 years
Class A
Expenses before fee waivers and expense reimbursements       $1,103    $2,195    $3,268      $5,868
Expenses after fee waivers and expense reimbursements        $  704    $1,027    $1,373      $2,346
Class B
Expenses before fee waivers and expense reimbursements:
Assuming redemption fee                                      $1,874    $4,079    $5,951      $9,279
Assuming no redemption fee                                   $1,424    $3,860    $5,833      $9,279
Expenses after fee waivers and expense reimbursements:
Assuming redemption fee                                      $  738    $1,050    $1,477      $2,686
Assuming no redemption fee                                   $  238    $  733    $1,255      $2,686

WHAT ARE THE FUND'S INVESTMENT STRATEGIES?

A summary of the Fund's principal investment strategy has been provided above. Below is additional information on the Fund's principal investment strategies.

  The Fund invests in large- and mid-sized companies which have a clearly-defined competitive edge based upon quality of management, product, service, balance sheet, innovation and low costs. The target is to outperform the Tokyo Stock Price Index (TOPIX), although there is no guarantee that it will do so.

Hedging

  The Fund uses hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using forward contracts, combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Temporary Defensive Investments

  The Fund may temporarily depart from its principal investment strategies by investing its assets in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may do this to minimize potential losses, maintain liquidity to meet shareholder redemptions, or during or in anticipation of adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?

  The Fund invests principally in securities of companies that are listed on a stock exchange or trade on a recognized, regulated market open to the public.

  Following are descriptions of the different types of securities that may comprise the principal securities of the Funds, as explained above and in the Fund's investment strategy. For purposes of the Fund's investments, convertible bonds and bonds with warrants are considered equity securities, not fixed income securities. The Fund may invest in each type of security and its related subtypes.

Equity Securities

  Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities. The following describes the types of equity securities in which the Fund may invest.

  Common Stocks. Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Foreign Securities

  Foreign securities are securities of issuers based outside the United States. Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

  Foreign Currency Exchange Contracts. In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset in order to hedge currency risks associated with owning assets denominated in foreign currencies. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Derivative Contracts

  Derivative contracts are typically financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. Still other derivative contracts may involve warrants on the foregoing, in which case there is an option rather than a requirement to purchase the underlying instrument. The other party to a derivative contract is referred to as a counterparty.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?

  Following are descriptions of the different types of risks that an investment in the Fund may entail, as previously summarized under "What are the Main Risks of Investing in the Fund?"

Stock Market Risks

  The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

  The Adviser attempts to manage market risk by limiting the amount the Fund invest in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks

  Companies operating in the same field or area of business may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Liquidity Risks

  Trading opportunities are more limited for equity or fixed income securities that are not widely held or have no or low credit ratings. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when they want to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Currency Risks

  Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

  With the advent of the Euro, the new single currency of the European Monetary Union (EMU), the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Risks of Investing in Specific Countries and Regions

     The Fund invests a significant portion of its assets in specific regions or countries, and therefore is exposed to the risks associated with that region or country and could be subject to greater risk due to unanticipated and negative economic events and/or market action in such countries or regions. For example, the Fund has invested a substantial portion of its assets in Japan.

Risks of Foreign Investing

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

  Investments trading in foreign countries entail greater risks than in the United States because of the differences in trading and settlement systems, liquidity, volatility, commission rates, and regulation.

Risks Related to Company Size

  Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

  Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

  Investing in equity securities of mid-sized companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Fund are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of mid-sized companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Fund's investments can experience unexpected sharp declines in their market prices. Therefore, investments in the Fund may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

Derivative Contracts

The Fund's ability to successfully use futures, options, warrants and currency transactions will depend on the ability of the Adviser to predict the direction of the market and correlation of the transactions with changes in the value of the Fund's assets. These transactions could expose the Fund to the effect of leverage, and thereby increase the Fund's exposure to the market and loss that it otherwise would have had if it had not entered into these transactions.

Year 2000 Readiness

  The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.

  While it is impossible to determine in advance all of the risks to the Fund, the Funds could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

  The Fund's service providers have made changes to their computer systems to address any Year 2000 problems. In addition, they have gathered information from third-party providers to determine their Year 2000 readiness.

  Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser continues to review information regarding the Year 2000 readiness of issuers of securities the Fund may purchase. However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities may find it more difficult to determine the Year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets. The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

WHAT DO SHARES COST?

  You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) is open. The Fund offers Class A Shares and Class B Shares. Each share class represents interests in the Fund's portfolio of securities. The differences between the Share classes relate to the timing and amount of asset-based sales charge an investor bears directly or indirectly as a shareholder.

  When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV). See "How to Purchase Shares" and "How to Redeem and Exchange Shares." In addition, purchasetransactions and exchangetransactions may be subject to an applicable front-end sales charge (the public offering price), and redemptiontransactions may be subject to a contingent deferred sales charge.

The value of Shares of the Fund is generally determined based upon the market value of the portfolio securities held by the underlying Portfolio. However, the Fund's Board may determine in good faith that another method of valuing investments is necessary to appraise their fair value.

  NAV of the Fund is determined at 4:00 p.m. (U.S. Eastern time) each day the NYSE is open. Since the Fund owns foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase, redeem or exchange Shares.

  The tables below summarize the minimum initial and subsequent investment amounts, the maximum front-end sales charge that you will pay on a purchase of Class A Shares, and the maximum contingent deferred sales charge you will pay at the time you redeem your Shares. The minimum investment amounts may be waived or lowered from time to time. Keep in mind that investment professionals may charge you additional fees for their services in connection with your Share transactions.

                                                                Maximum Sales Charge
                                                              -----------------------------
                                Minimum
                               Initial/                                          Contingent
                              Subsequent                      Front-End           Deferred
                              Investment                        Sales               Sales
Shares Offered                 Amounts/1/                       Charge/2/          Charge/3/
--------------------------------------------------------------------------------------------
Class A                        $2,000/$100                        5.50%              0.00%
Class B                        $2,000/$100                        None               5.00%
--------------------------------------------------------------------------------------------

1 The minimum initial and subsequent investment amounts for retirement plans are $1,000 and $100, respectively. The minimum monthly and quarterly subsequent investment amounts for Systematic Investment Programs are $100 and $250, respectively. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. Class B Shares will automatically convert into Class A Shares after seven full years from the purchase date. This conversion is a non-taxable event.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase -- Class A Shares Only."

3 See "Sales Charge When You Redeem." As noted in the following tables, certain Class A Shares may be subject to contingent deferred sales charges.


Sales Charge When You Purchase -- Class A Shares Only

                                                                                    Sales
                                                                                  Charge as
                                                                                      a               Sales
                                                                                 Percentage         Charge as
                                                                                  of Public             a
                                                                                  Offering         Percentage
Purchase Amount                                                                     Price            of NAV
---------------------------------------------------------------------------------------------------------------
Less than $50,000                                                                      5.50%             5.82%
$50,000 but less than $100,000                                                         4.50%             4.71%
$100,000 but less than $250,000                                                        3.50%             3.63%
$250,000 but less than $500,000                                                        2.50%             2.56%
$500,000 but less than $1 million                                                      2.00%             2.04%
$1 million or greater1                                                                 0.00%             0.00%
---------------------------------------------------------------------------------------------------------------

1 A contingent deferred sales charge of 1% or .5% of the redemption amount applies to Class A Shares redeemed within the first or second year, respectively, of purchase under certain investment programs where an investment professional received an advance payment on the transaction. The .5% charge only applies to Shares purchased on or after January 18, 2000. See "Sales Charge When You Redeem".

  The sales charge at purchase may be reduced or eliminated by:

  . purchasing Shares in greater quantities to reduce the applicable sales charge;

  . combining concurrent purchases of Shares:

    . by you, your spouse, and your children under age 21;

    . of the same share class of two or more series of Flag Investors Funds, Inc.* (other than money market funds); or

    . by a trustee or fiduciary for a single trust estate or a single fiduciary account;

  . accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund);

  . signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Funds for more information); or

  . by exchanging from Class A Shares of the Fund into Class A Shares of any other series of Flag Investors Funds, Inc.*


* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.

  The sales charge will be eliminated when you purchase Shares:

  . within 90 days of redeeming Shares of an equal or lesser amount;

  . through wrap accounts or other investment programs where you pay the investment professional directly for services;

  . through IRA Rollover accounts sponsored by Deutsche Bank Securities, Inc.,
    Deutsche Bank Trust Company and its affiliates;

  . through retirement and deferred compensation plans and trusts used to fund those plans;

  . through investment professionals that receive no portion of the sales charge;

  . as part of an Eligible Benefit Plan having at least 250 employees or $1,000,000 invested in Flag Investors Funds, Inc.*;

  . as a current or retired Trustee, Director or employee of Deutsche Bank AG or its affiliates, current or retired Board member of a fund advised by Deutsche Bank AG or its affiliates, and the spouse or minor children of these individuals;

  . through qualified separate accounts maintained by an insurance company;

  . through trust companies and bank trust departments, including Deutsche Bank
    Trust Company and its affiliates, initially investing at least $100,000 of assets on behalf of any one of their investor clients; or

  . through accounts investing $100,000 or more for a state or territory of the U.S., its counties, cities, or instrumentalities; charitable organizations; charitable remainder trusts; or life income pools.

  If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify the Fund's Distributor, ICC Distributors, Inc., at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

Sales Charge When You Redeem

  Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

Class A Shares
--------------------------------------------------------------------------------
A CDSC of 1% or .5% of the redemption amount applies to Class A Shares redeemed within the first or second year, respectively, of purchase under certain investment programs where an investment professional received an advance payment on the transaction. You will pay the CDSC upon redemption of Class A Shares that you purchased without an initial sales charge based on an initial investment of $1 million or more. The .5% CDSC only applies to Shares purchased on or after January 18, 2000.
--------------------------------------------------------------------------------

Class B Shares
Shares Held Up To:                                                CDSC
--------------------------------------------------------------------------------
1 year                                                             5.00%
2 years                                                            4.00%
3 years                                                            3.00%
4 years                                                            3.00%
5 years                                                            2.00%
6 years                                                            1.00%
7 years                                                            0.00%
--------------------------------------------------------------------------------
Class C Shares
--------------------------------------------------------------------------------
You will pay a 1% CDSC if you redeem Shares within one year of the purchase date.
--------------------------------------------------------------------------------

  You will not be charged a CDSC when redeeming Shares:

  . purchased with reinvested dividends or capital gains;

  . Shares held for more than six full years from the date of purchase with respect to Class B Shares, and two full years from the date of purchase with respect to Class A Shares that were purchased without a front-end sales charge;

  . that you exchanged into the same share class of another series of Flag
    Investors Funds, Inc.* where the shares were held for the applicable CDSC holding period;

  . purchased through investment professionals who did not receive advanced sales payments;

  . if, after you purchase Shares, you become disabled as defined by the IRS; or

  . as a Director/Trustee or employee of the Fund/ Portfolio, the Adviser, the Distributor and their affiliates, and the spouse or children under age 21 of these individuals.

* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.

  In addition, you will not be charged a CDSC:

  . if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;

  . if your redemption is a required retirement plan distribution;

  . when you exchange your Shares for the same class of Shares of another series of Flag Investors Funds, Inc.*;

  . upon the death of the last surviving shareholder of the account.

  If your redemption qualifies, you or your investment professional should notify the Distributor at the time of redemption to eliminate the CDSC. If the Distributor is not notified, the CDSC will apply.

  To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  . Shares that are not subject to a CDSC; and

  . Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other series of Flag Investors Funds, Inc.* that have been exchanged for Shares of the Fund).

  The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower. If you are redeeming Shares acquired in an exchange, the purchase price relates back to the Shares initially acquired in the exchange.

* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.

HOW IS THE FUND SOLD?

  As noted above, the Fund offers one or more classes of Shares that bear different sales charges and levels of expenses. Class A Shares are subject to a front-end sales charge that reduces the amount of your purchase price that is invested on your behalf. Class B Shares do not impose front-end sales charges, so that your entire purchase price is invested on your behalf. However, Class B Shares have higher expense ratios and pay lower dividends than Class A Shares, and redemptions of those Shares may be reduced by a contingent deferred sales charge if you did not hold them for the required amount of time. Class B Shares will convert on a tax-free basis to Class A Shares after seven full years. The decision of which share class to purchase should be based on your purchase amount, your investment horizon, and other personal factors. However, orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently.

  The Fund's Distributor, ICC Distributors, Inc., markets the Shares described in this prospectus to individuals, directly or through investment professionals.

  When the Distributor receives sales charges and marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares.

Rule 12b-1 Plan

  The Fund has adopted a Rule 12b-1 Distribution and Service Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of Class A Shares and Class B Shares. Under the Distribution Plan, Class B Shares will pay a marketing fee at an annual rate of 0.75% of the average daily net assets of that Share class. Under the Services Plan, Class A Shares and Class B Shares will pay a shareholder services fee at an annual rate of 0.25% of the average daily net assets of that Share class. Because Class B Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

HOW TO PURCHASE SHARES

  You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

  If you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check) you will be contacted by the Fund. If the Fund is not successful in contacting you, you will receive Class A Shares.

Through an Investment Professional

  . Establish an account with the investment professional; and

  . Submit your purchase order for Shares to the investment professional as follows:

   . When investing through a registered broker/dealer:

    -You will receive that day's NAV if the broker/dealer receives your order by 4:00 p.m. (US Eastern time) and then forwards your order to the Fund before 5:00 p.m. (U.S. Eastern time) and the Fund receives your payment within three business days.

   . When investing through other investment professionals:

    -You will receive that day's NAV if the investment professional receives and forwards your order to the Fund before 4:00 p.m. (U.S. Eastern time) and the Fund receives your payment within three business days.

  You will become the owner of Shares and receive dividends when the Fund receives your payment. Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

Directly From the Fund

  . Establish your account with the Fund by submitting a completed New Account
    Form; and

  . Send your payment to the Fund by Federal Reserve wire or check.

  You will become the owner of Shares after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs. Shares will be priced at the next calculated NAV after the Fundreceives your wire or your check. If you pay by check, you begin earning dividends when your check is converted into federal funds (normally the business day after the Fund receives your check).

  An institution may establish an account and place an order by calling the Fund. An institution will become a shareholder of the Fund after the Fund receives the order.

  By Wire. Once your account has been established, you may send your wire to:

  Investors Bank & Trust
  Boston, MA
  [Dollar Amount of Wire]
  ABA Number 011001438
  BNF Account Number 570000307
  [For Credit to:] (Fund Name)(Fund Class)
  (Fund Number, you can find this number on your account statement or by contacting the Fund)
  Account Number
  Trade Date and Order Number
  Group Number/Dealer Number
  Nominee/Institution Name

  You cannot purchase Shares by wire on holidays when wire transfers are restricted.

  By Check. Make your check payable to the name of the Fund, note the class of Shares and your account number on the check, and mail it to:

  Flag Investors Funds, Inc.
  P.O. Box 8612
  Boston, MA 02266-8612

  If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or Flag Investors Funds, Inc.). Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received) and Shares begin earning dividends the next day.

By Automatic Investments

  You may establish an account with your financial institution to automatically purchase Shares on pre- determined dates or when your bank account reaches a certain level. Under this program, participating financial institutions are responsible for prompt transmission of orders and may charge you for this service. You should read this prospectus along with your financial institution's agreement or materials describing this service.

By Automated Clearing House (ACH)

  Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

By Phone

  Once you establish an account, you may make additional investments by phone for future Share purchases if you have an account with a bank that is an ACH member. To apply, call the Fund for an authorization form. You may use this privilege to purchase Shares approximately two weeks from the date you file the form with the Funds' transfer agent, Federated Shareholder Services Company.

Through an Exchange

  You may purchase Shares through an exchange from the same share class of another series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds). You must meet the minimum investment requirements for purchasing Shares and both accounts must have identical registrations. In certain cases, exchanges among Class A Shares of the funds may be subject to applicable front-end sales charges. See "How to Redeem and Exchange Shares -- Exchange Privileges."

By Systematic Investment Program

  Once you have opened an account, you may automatically purchase additional Shares on a regular basis in a minimum monthly amount of $100 or a minimum quarterly amount of $250 by completing the Systematic Investment Program section of the New Account Form or by contacting the Fund or your investment professional.

Retirement Investments

  You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

HOW TO REDEEM AND EXCHANGE SHARES

  You may redeem or exchange Shares:

  . through an investment professional if you purchased Shares through an investment professional; or

  . directly from the Fund if you purchased Shares directly from the Fund.

  The following describes the deadline by which your redemption or exchange order must be made to be priced at that day's NAV. Your broker/dealer or other investment professional is responsible for promptly submitting your requests and providing proper written instructions to the Fund. Your investment professional may charge you separate fees and commissions. Your redemption proceeds are reduced by any applicable contingent deferred sales charge.

  . You will receive that day's NAV if your broker/ dealer receives your order before 4:00 p.m. U.S. Eastern time and forwards your order to the Fund by 5:00 p.m. U.S. Eastern time. In the case of other financial intermediaries, they must forward your order to the Fund before 4:00 p.m. U.S. Eastern time to receive that day's NAV.

  By Telephone. You may redeem or exchange Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions. You may exchange Shares between the same class of shares of any two series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds) by telephone only if the funds have identical shareholder registrations. If you hold Share certificates, they cannot be exchanged by telephone.

  By Mail. You may redeem or exchange Shares by mailing a written request to the Fund.

  You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

  Send requests by mail to:
  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  P.O. Box 8612
  Boston, MA 02266-8612

  Send requests by private courier or overnight delivery service to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  All requests must include:

  . Fund Name and Share Class, account number and account registration;

  . amount to be redeemed or exchanged;

  . signatures of all shareholders exactly as registered; and

  . if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

  Call your investment professional or the Fund if you need special instructions.

  Signature Guarantees. Signatures must be guaranteed if:

  . your redemption will be sent to an address other than the address of record;

  . your redemption will be sent to an address of record that was changed within the last 30 days;

  . a redemption is payable to someone other than the shareholder(s) of record;
    or

  . if exchanging (transferring) into another Fund with a different shareholder registration.

  A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker/dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

Payment Methods for Redemptions

  We will mail your redemption proceeds by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form. These payment options require a signature guarantee if they were not established when the account was opened:

  . an electronic transfer to your account at a financial institution that is an ACH member; or

  . wire payment to your account at a domestic commercial bank that is a Federal
    Reserve System member. Payments will be wired the business day following a holiday or when wire transfers are restricted. Wire transfers of less than $5,000 may be subject to additional fees.

  Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Limitations on Redemption Proceeds

  Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  . to allow your purchase to clear;

  . during periods of market volatility; or

  . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

  You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

Exchange Privileges

  You may exchange Shares of the Fund into shares of the same class of other series of Flag Investors Funds, Inc. In addition, effective January 18, 2000, you may exchange between Shares of the Fund and the same class of shares of any Flag Investors Family of Funds. To do this, you must:

  . ensure that the account registrations are identical;

  . meet any minimum initial investment requirements; and

  . receive a prospectus for the fund into which you wish to exchange.

  An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

  Class A Shares. If you exchange between funds with different sales charges, the exchange will be made at NAV. If you paid a sales charge once (including Shares acquired through reinvestment of dividends and capital gains) you will not have to pay the sales charge again upon the exchange. This is true even if you exchange out of a fund with a sales charge, then into a fund without a sales charge, and back into a fund with a sales charge. However, if you purchased into a fund without a sales charge, and exchange into a fund with a sales charge, you will be assessed the applicable sales charge when you make the exchange. However, no sales charge will be assessed on Shares that you acquired through reinvestment of dividends and distributions.

  Class B Shares. Exchanges may be made between the same classes of Shares at NAV without any sales charge at the time of exchanges. The time you held the original Shares will be added to the time you held the exchanged-for Shares for purposes of calculating any applicable CDSC when you redeem those Shares.

  The Fund may modify or terminate the exchange privilege at any time. The Fund's Manager or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other series of Flag Investors Funds, Inc. and Flag Investors Family of Funds. Shareholders will be notified in advance of the termination of the exchange privilege.


  Please contact your investment professional directly or the Distributor for information on and prospectuses for the series of Flag Investors Funds, Inc. and Flag Investors Family of Funds into which you may exchange your Shares free of charge.

Systematic Withdrawal Program (SWP)

  You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or contact your investment professional or the Fund. Your account value must total a minimum of $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares, which are subject to a sales charge, while redeeming Shares using this program. A CDSC may be imposed on redemptions of Class B Shares. You will not be charged a CDSC on SWP redemptions if you reinvest all dividends and capital gains distributions.

Additional Conditions

  Telephone Transactions. The Fund will record your telephone instructions. If the Fund follows reasonable procedures, it may not be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund may terminate or modify telephone privileges at any time.

  Share Certificates. The Fund does not issue Share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

ACCOUNT AND SHARE INFORMATION

Account Statements and Confirmations

  You will receive periodic statements from the Fund reporting all account activity, including dividends and capital gains paid. In addition, you will receive confirmation of purchases and redemptions.

Dividends and Capital Gains

  The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

  In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

  If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Accounts With Low Balances

  Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

Tax Information

  The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

  Fund distributions are expected to be primarily capital gains by the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

WHO MANAGES THE FUND?

  A Board of Directors governs the Fund, and a Board of Trustees governs the Portfolio. The Board of Trustees selects the Manager, Deutsche Fund Management, Inc. (DFM). The Manager is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. However, the Manager has delegated daily management of the Portfolio's assets to the Adviser, who is paid by the Manager and not by the Portfolio. The Manager and Adviser are registered investment advisers. The Adviser is DWS International Portfolio Management GmbH
(DWS). The address for the Manager is 280 Park Avenue, New York, NY 10017. The address for DWS is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

  The Fund may withdraw its investment from its corresponding Portfolio at any time if the Fund's Board of Directors determines that it is in the Fund's best interests to do so. The Board would determine what action should be taken to manage the Fund's investments, including investing of all the Fund's assets in another investment company having the same investment objective and restrictions as the Fund or retaining an investment adviser to directly manage the Fund's assets in accordance with its investment objective and policies.

  The Manager is a an indirect limited liability organized under the laws of Germany (subsidiary) of Deutsche Bank AG, a major global banking institution. The Adviser is also a subsidiary of Deutsche Bank AG. With total assets the equivalent of US $874.8billion and 90,850 employees as of June 30, 1999, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

  Other subsidiaries of Deutsche Bank AG include Deutsche Fonds Holding GmbH
(DFH), a company with limited liability organized under the laws of Germany. DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (DWS) and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 200 mutual funds, having aggregate assets under management of more than the equivalent of US $83.7billion as of June 30, 1999. DFH, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

  The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 23.9% share of the German mutual fund market based on assets under management as of June 30, 1999. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."

  DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods; 1998: best fund manager for 1-, 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark (DM) terms and below-average volatility.

  On June 4, 1999, Deutsche Bank AG (Deutsche Bank) acquired Bankers Trust Corporation. On March 11, 1999, Bankers Trust Company (Bankers Trust), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

  Deutsche Bank's acquisition of Bankers Trust occurred after the wrongdoing at Bankers Trust took place. As a result of the plea, however, absent an order from the SEC, DFM and DWS may not be able to continue to provide advisory services to the Funds. The SEC has granted a temporary order under Section 9(c) of the Investment Company Act of 1940 (1940 Act) to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the 1940 Act, has filed an application for a permanent order. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager

  Following is the portfolio manager who is primarily responsible for the day-to-day management of the Portfolio that is the underlying investments of the Fund. The portfolio manager has served as such since April 1999.

  Ms. Lilian Haag joined the DWS Group as a Portfolio Manager in January 1999, where she specializes in Japanese equities. She manages funds holding assets under management of EUR 1.9 billion (US $1.9 billion) as of June 30, 1999. Ms. Haag was involved in Japanese equity sales as an Assistant Manager for Nomura Bank from 1997 to 1998, and for Yamaichi Bank from 1996 to 1997. Prior to this, she studied at the University of Heidelberg, where she received a degree in economics and Japanese studies.

Management and Advisory Fees

  The Manager receives an annual fee of 0.85% based on the average daily net assets of the underlying Portfolio in which the Fund invests. The Manager pays the Adviser a portion of this fee. The Manager has agreed to waive its fee and reimburse the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through August 31, 2000: 1.60% for Class A Shares; and 2.35% for Class B Shares.

FINANCIAL INFORMATION

  The Financial Highlights will help you understand the Fund's financial performance since its inception in October 1997. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report for the fiscal year ended August 31, 1999. The Annual Report accompanies the Fund's Statement of Additional Information.

  The financial information is presented for the fiscal year ended August 31, 1999 under the name of the Fund in effect at that time (Deutsche Funds, Inc.).

FINANCIAL HIGHLIGHTS

  Selected data for a Class A shareof common stock outstanding throughout each period.

                                                                                      Deutsche Japanese Equity
Fund

-----------------------------------------------
                                  For the Year
For the Period

Ended                           Ended/1/
                                   August 31,
August 31,

1999                            1998
                                                                              -------------
--------------
 Net asset value at beginning of period                                            $
9.85                         $ 12.50
Investment Operations:
 Net investment income (loss)
0.00/2/                        (0.07)
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency allocated
10.27                           (2.58)
  from corresponding Deutsche Portfolio
 Increase (decrease) from investment operations
10.27                           (2.65)
Distributions to Shareholders:
 Dividends from net investment income
-                               -
 Distributions from net realized gains
-                               -
 Total distributions
 Net asset value at end ofperiod                                                   $
20.12                         $  9.85
Total Return (based on net asset value)3 104.26% (21.20)%* Ratios and
Supplemental Data:
 Net assets, end of period (000's)                                                 $
11,010                         $    14
Ratios to Average Net Assets:
 Expenses4
1.60%                           1.60%**
 Net investment loss4
(1.29)%                         (1.00)%**
 Portfolio turnover of corresponding Deutsche Portfolio
133%                             95%*

1 Commencement of operations                                                                           10/20/97

2 Amount rounds to less than $0.01.

3 Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the
  begin ning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also
  at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

4 Includes the Fund's allocated portion of the corresponding Deutsche
Portfolio's expenses net of expense reimbursements. Had the
  Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

  Expenses to average net assets
5.88%                            454.24%**
  Net investment loss to average net assets
(5.57)%                          (453.64)%**

* Not annualized

**Annualized

FINANCIAL HIGHLIGHTS

  Selected data for a Class B share of common stock outstanding throughout each period.

                          Deutsche Japanese Equity Fund
                                                         ---------------------------------------------------
                                                         For the Year                         For the Period
                                                            Ended                                 Ended
                                                          August 31,                            August 31,
                                                             1999                                  1998
 Net asset value at beginning of period                           $12.11                         $ 12.50
                                                                  ------                         -------
Investment Operations:
 Net investment income loss                                        (0.12)                          (0.01)
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign currency
  allocated from corresponding Deutsche Portfolio                  12.59                           (0.38)
                                                                  ------                         -------
 Increase (decrease) from investment operations                    12.47                           (0.39)
                                                                  ------                         -------
Distributions to Shareholders:
 Dividends from net investment income                                 -                                -
 Distributions from net realized gains                                -                                -
                                                                  ------                         -------
 Total distributions                                                  -                                -
                                                                  ======                         =======
 Net asset value at end ofperiod                                 $24.58                          $ 12.11
Total Return (based on net asset value)2                         102.97%                           (3.12)%*
Ratios and Supplemental Data:
 Net assets, end of period (000's)                               $4,604                             $283
Ratios to Average Net Assets:
 Expenses3                                                         2.35%                            2.35%**
 Net investment loss3                                             (1.74)%                          (1.25)%**
 Portfolio turnover of corresponding Deutsche Portfolio             133%                              95%*

1 Commencement of operations                                                                     8/10/98

2 Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at the
  begin ning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period, also
  at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.

3 Includes the Fund's allocated portion of the corresponding Deutsche
Portfolio's expenses net of expense reimbursements. Had the
  Man ager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

  Expenses to average net assets                                  14.99%                          454.99%**
  Net investment loss to average net assets                      (14.38)%                        (453.89)%**

* Not annualized

**Annualized

                             [Flag Investors Logo]

                          Flag Investors Funds, Inc.
                             5800 Corporate Drive
                           Pittsburgh, PA 15237-7010
                                (888) 433-6385

--------------------------------------------------------------------------------

A Statement of Additional Information (SAI) dated December 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's SAI and Annual and Semi- Annual Reports to shareholders as they become available. The Annual Report's Investment Review discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-888-433-6385.

You can obtain information about the Fund (including the SAI) by writing to or visiting the Public Reference room in Washington, D.C. You may also access fund information from the EDGAR Databases on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

                                        Investment Company Act File No. 811-8227

                                                                 Cusip 33832F408
                                                                 Cusip 33832F507
--------------------------------------------------------------------------------
                                                                       G02179-18
                                                                          JEFPRO
                                                                         (12/99)


                           [LOGO OF FLAG INVESTORS]

                        Investing With A Difference(R)

                             US Money Market Fund

                    (formerly Deutsche US Money Market Fund)

                       Class A Shares and Class B Shares

                         Prospectus--December 31, 1999

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


The Fund's objective is as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

A series of Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.), an open-end management investment company.

The Fund offers Shares through investment professionals (securities dealers and through financial institutions that act as shareholder servicing agents). You may also buy Shares through the Fund's Transfer Agent. This Prospectus describes Class A Shares and Class B Shares of the Fund. These separate classes give you a choice as to sales charges and Fund expenses.



TABLE OF CONTENTS

Investment Objective, Strategies,
  Performance and Risk......................   1
What are the Fund's Fees and Expenses?......   2
What are the Fund's Investment Strategies?..   3
What are the Principal Securities
in Which the Fund Invests?..................   3
What are the Specific Risks of
Investing in the Fund?......................   4
What do Shares Cost?........................   5
How is the Fund Sold?.......................   6
How to Purchase Shares......................   7
How to Redeem and Exchange Shares...........   8
Account and Share Information...............  10
Who Manages the Fund?.......................  11
Financial Information                         12
Flag Investors Funds, Inc.


Flag Investors Funds, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-7010


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE, STRATEGIES, PERFORMANCE AND RISK
--------------------------------------------------------------------------------

What is the Fund's Objective and Principal Investment Strategy?

  The Fund is part of a series of Flag Investors Funds, Inc. The Fund invests all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (formerly Deutsche Portfolios), with identical investment objectives and policies through a Hub and Spoke(R) (master-feeder) investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio. For a table of the Fund and its corresponding Portfolio, see "Organization" in the Fund's Statement of Additional Information. The Fund does not represent a complete investment program, and may not be suitable for all investors.

  Investment Objective. As high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

  Strategy. The Fund seeks to maintain a stable net asset value of $1.00 by investing only in short-term, high-quality money market instruments.

What are the Main Risks of Investing in the Fund?

  All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns are listed below.

  Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in the Fund.

  Investments in the Fund entails the following risks:


  . Credit risks -- the possibility that an issuer will default on a security by failing to pay interest or principal when due; and


  . Interest rate risks -- prices of fixed income securities rise and fall in response to interest rate changes.

  The Fund cannot guarantee that it will achieve its investment objective.

  The Shares of the Fund offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Charts and Tables

  Performance information for the US Money Market Fund will be provided after it has been in operation for a full calendar year.

WHAT ARE THE FUND'S FEES AND EXPENSES?

  This table describes the fees and expenses of the Fund including those of the corresponding Portfolio that you may pay if you buy and hold Class A Shares or Class B Shares of the Fund.




Class A        Class B

-------        -------
Shareholder Fees:
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)........................
None          None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds,
  whichever is lower).......................................................................................
0.00%*        5.00%*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)
  (as a percentage of offering price).......................................................................
None          None
Redemption Fee (as a percentage of amount redeemed, if applicable)..........................................
None          None
Exchange Fee................................................................................................
None          None

Annual Fund Operating Expenses:
  (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fee..............................................................................................
0.15%         0.15%
Distribution and/or Service (12b-1) Fees....................................................................
0.25%         1.00%
Other Expenses..............................................................................................
1.55%         1.03%
Total Annual Fund Operating Expenses (before fee waivers and expense reimbursements)........................
1.95%         2.18%
Total Reimbursements of Fund Expenses.......................................................................
1.40%         0.88%
Total Net Annual Fund Operating Expenses (after fee waivers and expense reimbursements)***..................
0.55%         1.30%


---------------------

  * A maximum 1% contingent deferred sales charge may be imposed on redemptions within one year of certain Shares purchased without an initial sales charge. See "What Do Shares Cost?"
 ** The contingent deferred sales charge declines from the maximum amount to 1%
    in the sixth year, and 0% thereafter.
*** The Manager has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2000 to the extent necessary to maintain the Fund's expense ratio at the level indicated as "Total Net Annual Fund Operating Expenses (after reimbursements)."


Example:

  This Example is intended to help you compare the cost of investing in the Fund's Class A and B Shares with the cost of investing in other mutual funds.


  The Example assumes that you invest $10,000 in the Fund's Class A and B Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A and B Shares' operating expenses remain the same during the period. The Example shows expenses using two different assumptions: Fund operating expenses before and after fee waivers and expense reimbursements by the Manager. Please note that the Manager is only bound to waive fees and reimburse expenses through December 31, 2000. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                          1 year    3 years    5 years    10 years
                                                                          ------    -------    -------    --------
Class A
Expenses before fee waivers and expense reimbursements...................   $198      $612     $1,052      $2,275
Expenses after fee waivers and expense reimbursements....................   $ 56      $176     $  307      $  689

Class B
Expenses before fee waivers and expense reimbursements:
Assuming redemption fee..................................................   $721      $999     $1,393      $2,513
Assuming no redemption fee...............................................   $221      $682     $1,170      $2,513

Expenses after fee waivers and expense reimbursements:
Assuming redemption fee..................................................   $632      $735     $  944      $1,568
Assuming no redemption fee...............................................   $132      $412     $  713      $1,568


WHAT ARE THE FUND'S INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------


  A summary of the Fund's principal investment strategy has been provided above. Below is additional information on the Fund's principal investment strategies.

  The Fund purchases high-quality U.S. dollar denominated money-market instruments with remaining maturities of no greater than 397 days and maintains an average weighted maturity of no more than 90 days. These instruments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and bank obligations (such as certificates of deposit, fixed time deposits and bankers' acceptances), commercial paper, repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations and foreign governments and their agencies and instrumentalities.


WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?
--------------------------------------------------------------------------------

  Following are descriptions of the different types of securities that may comprise the principal securities of the Fund, as explained above and in the Fund's investment strategy. The Fund may invest in each type of security and its related subtypes.

Fixed Income Securities

  Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

  A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

  The following describes the types of fixed income securities in which the Fund may invest.

  Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

  In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

  Commercial Paper. Commercial paper is an issuer's obligation with a maturity of less than nine months. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

  U.S. Treasury Securities. U.S. Treasury securities are direct obligations of the federal government of the United States. U.S. Treasury securities are generally regarded as having the lowest credit risks.

  Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a
GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

  Bank Instruments. Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

  Repurchase Agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

  The Fund's custodian will take possession of the securities subject to repurchase agreements. The Adviser or custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

  Repurchase agreements are subject to credit risks.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?
--------------------------------------------------------------------------------

  Following are descriptions of the different types of risks that an investment in the Fund may entail, as previously summarized under "What are the Main Risks of Investing in the Fund?"

Credit Risks

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

  Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement their investment strategies.

Interest Rate Risks

  Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

  Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Year 2000 Readiness

  The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.

  While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.


  The Fund's service providers have made changes to their computer systems to address any Year 2000 problems. In addition, they have gathered information from third-party providers to determine their Year 2000 readiness.

  Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser continues to review information regarding the Year 2000 readiness of issuers of securities the Fund may purchase. However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities may find it more difficult to determine the Year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets. The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.


WHAT DO SHARES COST?

  You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) is open. The Federal Reserve Bank also must be open to transact Shares in the Fund. The Funds offers Class A Shares and Class B Shares. Each Share class represents interests in the Fund's portfolio of securities. The differences between the Share classes relate to the timing and amount of asset-based sales charge an investor bears directly or indirectly as a shareholder.


  When the Fund receives your transaction request in proper form, it is processed at the next calculated net asset value (NAV). See "How to Purchase Shares" and "How to Redeem and Exchange Shares." The Fund does not charge a front-end sales charge. Redemption transactions may be subject to a contingent deferred sales charge.


  The Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing the portfolio securities using the amortized cost method, which approximates market value. The Fund cannot guarantee that its NAV will always remain at $1.00 per Share. NAV of the Fund is determined at 3:00 p.m. (U.S. Eastern time) each day the NYSE and the Federal Reserve Bank are open.

  The tables below summarize the minimum initial and subsequent investment amounts and the maximum contingent deferred sales charge you will pay at the time you redeem your Shares. The minimum investment amounts may be waived or lowered from time to time. Keep in mind that investment professionals may charge you additional fees for their services in connection with your Share transactions.


                                             Minimum
                                             Initial/           Contingent
                                            Subsequent           Deferred
                                            Investment             Sales
Shares Offered                              Amounts/1/           Charge/2/
---------------------------------------------------------------------------
Class A..................................  $2,000/$100             0.00%

Class B..................................  $2,000/$100             5.00%
---------------------------------------------------------------------------

1 The minimum initial and subsequent investment amounts for retirement plans are $1,000 and $100, respectively. The minimum monthly and quarterly subsequent investment amounts for Systematic Investment Programs are $100 and $250, respectively. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. Class B Shares will automatically convert into Class A Shares after seven full years from the purchase date. This conversion is a non-taxable event.

2 See "Sales Charge When You Redeem." As noted in the following tables, certain Class A Shares may be subject to contingent deferred sales charges.

Sales Charge When You Redeem

  Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

Class A Shares
--------------------------------------------------------------------------------
A CDSC of 1% or .5% of the redemption amount applies to Class A Shares redeemed within the first or second year, respectively, of purchase under certain investment programs where an investment professional received an advance payment on the transaction. You will pay the CDSC upon redemption of Class A Shares based on an initial investment of $1 million or more. The .5% CDSC only applies to Shares purchased on or after January 18, 2000.


Class B Shares

Shares Held Up To:                                              CDSC
----------------------------------------------------------------------
1 year........................................................  5.00%
2 years.......................................................  4.00%
3 years.......................................................  3.00%
4 years.......................................................  3.00%
5 years.......................................................  2.00%
6 years.......................................................  1.00%
7 years.......................................................  0.00%
----------------------------------------------------------------------

You will not be charged a CDSC when redeeming Shares:

  .  purchased with reinvested dividends or capital gains;


  . Shares held for more than six full years from the date of purchase with respect to Class B Shares, and two full years from the date of purchase with respect to Class A Shares that were purchased without a front-end sales charge;

  . that you exchanged into the same share class of another series of Flag Investors Funds, Inc.* where the shares were held for the applicable CDSC holding period;


  . purchased through investment professionals who did not receive advanced sales payments;

  . if, after you purchase Shares, you become disabled as defined by the IRS; or

  . as a Director/Trustee or employee of the Fund/ Portfolio, the Adviser, the Distributor and their affiliates, and the spouse or children under age 21 of these individuals.

In addition, you will not be charged a CDSC:

  . if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;

  .  if your redemption is a required retirement plan distribution;


  . when you exchange your Shares for the same class of Shares of another series of Flag Investors Funds, Inc.*;


  .  upon the death of the last surviving shareholder of the account.

  If your redemption qualifies, you or your investment professional should notify the Distributor (ICC Distributors, Inc.) at the time of redemption to eliminate the CDSC. If the Distributor is not notified, the CDSC will apply.

  To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  .  Shares that are not subject to a CDSC; and


  . Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other series of Flag Investors Funds, Inc.* that have been exchanged for Shares of the Fund).


  The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower. If you are redeeming Shares acquired in an exchange, the purchase price relates back to the Shares initially acquired in the exchange.


* Effective January 18, 2000, series of the Flag Investors Family of Funds can also be included for purposes of reducing or eliminating sales charges under these provisions.


HOW IS THE FUND SOLD?
--------------------------------------------------------------------------------

  As noted above, the Fund offers one or more classes of Shares that bear different sales charges and levels of expenses. Class B Shares are generally offered to investors who intend to exchange into or from Class B Shares of the other series of Flag Investors Funds, Inc. Class A Shares and Class B Shares do not impose front-end sales charges, so that your entire purchase price is invested on your behalf. However, Class B Shares have higher expense ratios and pay lower dividends than Class A Shares, and redemptions of those Shares may be reduced by a contingent deferred sales charge if you did not hold them for the required amount of time. Class B Shares will convert on a tax-free basis to Class A Shares after seven full years. The decision of which Share class to purchase should be based on your purchase amount, your investment horizon, and other personal factors. However, orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently.

  The Fund's Distributor, ICC Distributors, Inc., markets the Shares described in this prospectus to individuals, directly or through investment professionals.

  When the Distributor receives sales charges and marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares.

Rule 12b-1 Plan


  The Fund has adopted a Rule 12b-1 Distribution and Service Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of Class A Shares and Class B Shares. Under the Distribution Plan, Class B Shares will pay a marketing fee at an annual rate of 0.75% of the average daily net assets of that Share class. Under the Services Plan, Class A Shares and Class B Shares will pay a shareholder services fee at an annual rate of 0.25% of the average daily net assets of that Share class. Because Class B Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

  You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

  If you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check) you will be contacted by the Fund. If the Fund is not successful in contacting you, you will receive Class A Shares.

Through an Investment Professional


  .  Establish an account with the investment professional; and

  . Submit your purchase order for Shares to the investment professional as follows:


     . You will receive that day's NAV if the broker/dealer or other investment professionals receives and forwards your order to the Fund before 3:00 p.m. (U.S. Eastern time). You will receive that day's dividend if you pay by wire (as described below) by 4:00 p.m. (U.S. Eastern time) that day. If you pay by check, you begin earning dividends when your check is converted into federal funds (normally the business day after the Fund receives your check).

  You will become the owner of Shares and receive dividends when the Fund receives your payment. Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

Directly From the Fund

  . Establish your account with the Fund by submitting a completed New Account Form; and

  .  Send your payment to the Fund by Federal Reserve wire or check.

  You will become the owner of Shares after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs. You begin earning dividends on the same day your order is received by the Fund if you pay by wire by 4:00 p.m. (U.S. Eastern time) that day. If you pay by check, you begin earning dividends when your check is converted into federal funds (normally the business day after the Fund receives your check).

  An institution may establish an account and place an order by calling the Fund. An institution will become a shareholder of the Fund after the Fund receives the order.

  By Wire. Once your account has been established, you may send your wire to:

  Investors Bank & Trust
  Boston, MA
  [Dollar Amount of Wire]
  ABA Number 011001438
  BNF Account Number 570000307
  [For Credit to:] (Fund Name)(Fund Class)
  (Fund Number, you can find this number on your account statement or by contacting the Fund)
  Account Number
  Trade Date and Order Number
  Group Number/Dealer Number
  Nominee/Institution Name

  You cannot purchase Shares by wire on holidays when wire transfers are restricted.

  By Check. Make your check payable to the name of the Fund, note the class of Shares and your account number on the check, and mail it to:

  Flag Investors Funds, Inc.
  P.O. Box 8612
  Boston, MA 02266-8612

  If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  Payment should be made in U.S. dollars and drawn on a U.S. bank. The Funds will not accept third-party checks (checks originally payable to someone other than you or Flag Investors Funds, Inc.). Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received) and Shares begin earning dividends the next day.

By Automatic Investments

  You may establish an account with your financial institution to automatically purchase Shares on pre-determined dates or when your bank account reaches a certain level. Under this program, participating financial institutions are responsible for prompt transmission of orders and may charge you for this service. You should read this prospectus along with your financial institution's agreement or materials describing this service.

By Automated Clearing House (ACH)

  Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

By Phone

  Once you establish an account, you may make additional investments by phone for future Share purchases if you have an account with a bank that is an ACH member. To apply, call the Fund for an authorization form. You may use this privilege to purchase Shares approximately two weeks from the date you file the form with the Fund's transfer agent, Federated Shareholder Services Company.

Through an Exchange


You may purchase Shares through an exchange from the same share class of another series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds). You must meet the minimum investment requirements for purchasing Shares and both accounts must have identical registrations. In certain cases, exchanges among Class A Shares of the funds may be subject to applicable front-end sales charges. See "How to Redeem and Exchange Shares -- Exchange Privileges."


By Systematic Investment Program (Class A Shares only)

  Once you have opened an account, you may automatically purchase additional Shares on a regular basis in a minimum monthly amount of $100 or a minimum quarterly amount of $250 by completing the Systematic Investment Program section of the New Account Form or by contacting the Fund or your investment professional.

Retirement Investments

  You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------

  You may redeem or exchange Shares:

  . through an investment professional if you purchased Shares through an investment professional; or

  .  directly from the Fund if you purchased Shares directly from the Fund.

  The following describes the deadline by which your redemption or exchange order must be made to be priced at that day's NAV. Your broker/dealer or other investment professional is responsible for promptly submitting your requests and providing proper written instructions to the Fund. Your investment professional may charge you separate fees and commissions. Your redemption proceeds are reduced by any applicable contingent deferred sales charge.

  . You will receive that day's NAV if your broker/dealer or other financial intermediary receives and forwards your order to the Fund before 3:00 p.m. (U.S. Eastern time) that day. If you want your redemption proceeds wired or exchanged the same day, the Fund must receive your redemption or exchange order by 2:00 p.m. (U.S. Eastern time). You will not earn that day's dividends if your redemption proceeds are wired or exchanged that day. The minimum amount for wire transfers is $1,000.


  By Telephone. You may redeem or exchange Shares by calling the Fund once you have completed the appropriate authorization form for telephone transactions. You may exchange Shares between the same class of shares of any two series of Flag Investors Funds, Inc. (or, effective January 18, 2000, the same class of shares of any series of Flag Investors Family of Funds) by telephone only if the funds have identical shareholder registrations. If you hold Share certificates, they cannot be exchanged by telephone.


  By Mail. You may redeem or exchange Shares by mailing a written request to the Fund.

  Your redemption request will be processed on the day the Fund receives your written request in proper form. Dividends are paid up to and including the day that a redemption request is processed.

  Send requests by mail to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  P.O. Box 8612
  Boston, MA 02266-8612

  Send requests by private courier or overnight delivery service to:

  Flag Investors Funds, Inc.
  c/o Federated Shareholder Services Company
  1099 Hingham Street
  Rockland, MA 02370-3317

  All requests must include:

  .  Fund Name and Share Class, account number and account registration;

  .  amount to be redeemed or exchanged;

  .  signatures of all shareholders exactly as registered; and

  . if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

  Call your investment professional or the Fund if you need special instructions.

  Signature Guarantees. Signatures must be guaranteed if:

  . your redemption will be sent to an address other than the address of record;

  . your redemption will be sent to an address of record that was changed within the last 30 days;

  . a redemption is payable to someone other than the shareholder(s) of record; or

  . if exchanging (transferring) into another Fund with a different shareholder registration.

  A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker/dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

Payment Methods for Redemptions

  We will mail your redemption proceeds by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form. These payment options require a signature guarantee if they were not established when the account was opened:

  . an electronic transfer to your account at a financial institution that is an ACH member; or

  . wire payment to your account at a domestic commercial bank that is a Federal Reserve System member. Payments will be wired the business day following a holiday or when wire transfers are restricted. Wire transfers of less than $5,000 may be subject to additional fees.

  Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Limitations on Redemption Proceeds

  Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  .  to allow your purchase to clear;

  .  during periods of market volatility; or

  . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

  You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

Exchange Privileges


  You may exchange Shares of the Fund into shares of the same class of other series of Flag Investors Funds, Inc. In addition, effective January 18, 2000, you may exchange between Shares of the Fund and the same class of shares of any Flag Investors Family of Funds. To do this, you must:


  .  ensure that the account registrations are identical;

  .  meet any minimum initial investment requirements; and

  .  receive a prospectus for the fund into which you wish to exchange.

  An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

  Class A Shares. If you exchange from the Fund into another series of Flag Investors Funds, Inc. with a sales charge, you will be assessed the applicable sales charge when you make the exchange. If you paid a sales charge once (including Shares acquired through reinvestment of dividends and capital gains) you will not have to pay the sales charge again upon the exchange. This is true even if you exchange out of a fund with a sales charge, then into a fund without a sales charge, and back into a fund with a sales charge. However, no sales charge will be assessed on Shares that you acquired through reinvestment of dividends and distributions.

  Class B Shares. Exchanges may be made between the same classes of Shares at NAV without any sales charge at the time of exchanges. The time you held the original Shares will be added to the time you held the exchanged-for Shares for purposes of calculating any applicable CDSC when you redeem those Shares.


  The Fund may modify or terminate the exchange privilege at any time. The Fund's Manager or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other series of Flag Investors Funds, Inc. and Flag Investors Family of Funds. Shareholders will be notified in advance of the termination of the exchange privilege.

  Please contact your investment professional directly or the Distributor for information on and prospectuses for the series of Flag Investors Funds, Inc. and Flag Investors Family of Funds into which you may exchange your Shares free of charge.


Systematic Withdrawal Program (SWP)

  You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or contact your investment professional or the Fund. Your account value must total a minimum of $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Class A Shares, which are subject to a sales charge, while redeeming Shares using this program. A CDSC may be imposed on redemptions of Class B Shares. You will not be charged a CDSC on SWP redemptions if you reinvest all dividends and capital gains distributions.

Additional Conditions

  Telephone Transactions. The Funds will record your telephone instructions. If the Fund follows reasonable procedures, it may not be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund may terminate or modify telephone privileges at any time.

Share Certificates. The Fund does not issue Share certificates.

  If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

Account Statements and Confirmations

  You will receive periodic statements from the Fund reporting all account activity, including dividends and any capital gains paid. In addition, you will receive confirmation of purchases and redemptions.

Dividends and Capital Gains


  The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check and it is converted into federal funds. In either case, you earn dividends through and including the day your redemption request is received unless your redemption is paid that day by wire or ACH transactions.


  The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

Accounts With Low Balances

  Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

Tax Information

  The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

  Fund distributions are expected to be primarily dividends by the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

WHO MANAGES THE FUND?
--------------------------------------------------------------------------------

  A Board of Directors governs the Fund, and a Board of Trustees governs the Portfolio. The Board of Trustees selects the Manager, Deutsche Fund Management, Inc. (DFM). The Manager is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. However, the Manager has delegated daily management of the Portfolio's assets to the Adviser, who are paid by the Manager and not by the Portfolio. The Manager and Adviser are registered investment advisers. The Adviser of the Portfolio is Deutsche Bank Investment Management Inc. (DBIM). The address for the Manager and DBIM is 280 Park Avenue, New York, NY 10017.

  The Fund may withdraw its investment from its corresponding Portfolio at any time if the Fund's Board of Directors determines that it is in the Fund's best interests to do so. The Board would determine what action should be taken to manage the Fund's investments, including investing of all the Fund's assets in another investment company having the same investment objective and restrictions as the Fund or retaining an investment adviser to directly manage the Fund's assets in accordance with its investment objective and policies.


  The Manager is an indirect subsidiary of Deutsche Bank AG, a major global banking institution. The Adviser is also a subsidiary of Deutsche Bank AG. With total assets the equivalent of US $874.8 billion and 90,850 employees as of June 30, 1999, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

  Other subsidiaries of Deutsche Bank AG include Deutsche Fonds Holding GmbH
(DFH), a company with limited liability organized under the laws of Germany. DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (DWS) and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 200 mutual funds, having aggregate assets under management of more than the equivalent of US $83.7billion as of June 30, 1999. DFH, along with its subsidiaries, employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management.


  The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 23.9% share of the German mutual fund market based on assets under management as of June 30, 1999. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."

  DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods; 1998: best fund manager for 1-, 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objectives defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark (DM) terms and below-average volatility.

  On June 4, 1999, Deutsche Bank AG (Deutsche Bank) acquired Bankers Trust Corporation. On March 11, 1999, Bankers Trust Company (Bankers Trust), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

  Deutsche Bank's acquisition of Bankers Trust occurred after the wrongdoing at Bankers Trust took place. As a result of the plea, however, absent an order from the SEC, DFM and DBIM may not be able to continue to provide advisory services to the Funds. The SEC has granted a temporary order under Section 9(c) of the Investment Company Act of 1940 (1940 Act) to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the 1940 Act, has filed an application for a permanent order. There is no assurance that the SEC will grant a permanent order.

Management and Advisory Fees

  The Manager receives an annual fee of 0.15% based on the average daily net assets of the underlying Portfolio in which the Fund invests. The Manager pays the Advisers a portion of this fee. The Manager has agreed to waive its fee and reimburse the Fund and Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through August 31, 2000: 0.55% for Class A Shares; and 1.30% for Class B Shares.

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

  The Financial Highlights will help you understand the Fund's financial performance since its inception in March 1998. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report for the fiscal year ended August 31, 1999. The Annual Report accompanies the Fund's Statement of Additional Information.

  The financial information is presented for the fiscal year ended August 31, 1999 under the name of the Fund in effect at that time (Deutsche Funds, Inc.).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  Selected data for a Class A share of common stock outstanding throughout each period.



                                                                                                Deutsche US Money
Market Fund

-----------------------------
                                                                                                For the Year
For the Period
                                                                                                   Ended
Ended/1/
                                                                                                 August 31,
August 31,

1999            1998
                                                                                                 -----------
--------------
  Net asset value at beginning of period......................................................     $  1.00
$  1.00
Investment Operations:
  Net investment income.......................................................................
0.05           0.02
  Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency allocated from corresponding Deutsche Portfolio......................
--             --
                                                                                                   -------
-------
  Increase from investment operations.........................................................
0.05           0.02
                                                                                                   -------
-------
Distributions to Shareholders:
  Dividends from net investment income........................................................
(0.05)         (0.02)
  Distributions from net realized gains.......................................................
--             --
                                                                                                   -------
-------
  Total distributions.........................................................................
(0.05)         (0.02)
                                                                                                   -------
-------
  Net asset value at end of period............................................................     $  1.00
$  1.00
                                                                                                   =======
=======
Total Return (based on net asset valued)/2/...................................................
4.67%          2.46%*
Ratios and Supplemental Data:
  Net assets, end of period (000's)...........................................................     $15,083
$   727
Ratios to Average Net Assets:
  Expenses/3/.................................................................................
0.55%          0.55%**
  Net investment income/3/....................................................................
4.55%          5.04%**

3/25/98
--------------------
1  Commencement of operations

2 Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at
   the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period,
   also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the
   Manager.

3 Includes the Fund's allocated portion of the corresponding Deutsche
Portfolio's expenses net of expense reimbursements. Had the
   Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

Expenses to average net assets................................................................
1.95%          43.80%**
Net investment income to average net assets...................................................
3.15%         (38.21)%**
 * Not annualized
** Annualized


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  Selected data for a Class B share of common stock outstanding throughout the period.



                                                                                            Deutsche US
                                                                                            Money Market
                                                                                                Fund
                                                                                           --------------
                                                                                           For the Period
                                                                                              Ended/1/
                                                                                             August 31,
                                                                                                1999
                                                                                           --------------
  Net asset value at beginning of period................................................        $1.00
Investment Operations:
  Net investment income.................................................................         0.00/2/
  Net realized and unrealized gain (loss) on investments, futures contracts
    and foreign currency allocated from corresponding Deutsche Portfolio................           --
                                                                                                -----
  Increase from investment operations...................................................         0.00
Distributions to Shareholders:
  Dividends from net investment income..................................................         0.00/2/
  Distributions from net realized gains.................................................           --
                                                                                                -----
  Total distributions...................................................................         0.00
                                                                                                -----
  Net asset value at end of period......................................................        $1.00
                                                                                                =====
Total Return (based on net asset value)*................................................         0.42%*
Ratios and Supplemental Data:
  Net assets, end of period (000's).....................................................        $ 121
Ratios to Average Net Assets:
  Expenses**............................................................................         1.30%**
  Net investment income/4/..............................................................         3.83%**
                                                                                              7/20/99
----------------------
1  Commencement of operations

2 Amount rounds to less than $0.01.

3 Total Return based on net asset value, excluding transaction charges, assumes a purchase of common stock at net asset value at
   the beginning of each period, reinvestment of distributions at net asset value and a redemption on the last day of the period,
   also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the
   Manager.

4 Includes the Fund's allocated portion of the corresponding Deutsche
Portfolio's expenses net of expense reimbursements. Had the
   Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

Expenses to average net assets..........................................................         2.18%**

Net investment income to average net assets.............................................         2.95%**

 * Not annualized

** Annualized


                           [LOGO OF FLAG INVESTORS]

                       Investing With A Difference(R)


                             Investors Funds, Inc.
                             5800 Corporate Drive
                           Pittsburgh, PA 15237-7010
                                 (888)433-6385


--------------------------------------------------------------------------------


A Statement of Additional Information (SAI) dated December 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Investment Review discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-888-433-6385.

You can obtain information about the Fund (including the SAI) by writing to or visiting the Public Reference Room in Washington, D.C. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying fees.


                                        Investment Company Act File No. 811-8227

                                                                 Cusip 33832F846
                                                                 Cusip 33832F838
--------------------------------------------------------------------------------
                                                                       G02179-19

                                                                         USMMPRO
                                                                         (12/99)




                                             Flag Investors Funds, Inc.


                                        Statement of Additional Information




         o Flag Investors Top 50 World                                  o Flag Investors Top 50 US
(Class A Shares and Class B Shares)                                         (Class A Shares, Class B Shares and
Class C Shares)
         o Flag Investors Top 50 Europe                                 o Flag Investors European Mid-Cap Fund
            (Class A Shares, Class B Shares and Class C Shares)            (Class A Shares, Class B Shares and
Class C Shares)
         o Flag Investors Top 50 Asia                                   o Flag Investors Japanese Equity Fund
            (Class A Shares and Class B Shares)                            (Class A Shares and Class B Shares)

                                o  Flag Investors US Money Market Fund (Class A Shares and Class B Shares)





(Each Fund formerly named "Deutsche" rather than "Flag Investors.")

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the individual prospectus for each Flag Investors Funds, Inc. (formerly Deutsche Funds, Inc.), dated December 31, 1999. This SAI uses the same terms as defined in the prospectus. This SAI incorporates by reference and is accompanied by the Funds' Annual Report for the fiscal year ended August 31, 1999. You may obtain the prospectus without charge by written request to the Funds' transfer agent, Federated Shareholder Services Company, or by calling toll-free 1-888-433-6385.

5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7010

DECEMBER 31, 1999



                  Contents
                  Organization                                          1
                  Securities in Which the Portfolios Invest             2
                  Securities Descriptions, Techniques and Risks         3
                  What Do Shares Cost?                                 26
                  How are the Funds Sold?                              30
                  How to Redeem and Exchange Shares                    31
                  Account and Share Information                        33
                  Tax Information                                      36
                  Who Manages and Provides Services to the Funds?      37
                  How Do the Funds Measure Performance?                43
                  Financial Information                                47
                  Appendices                                           48
                  Addresses                                            61


G02179-03 (12/99)

ICC DISTRIBUTORS, INC.
Distributor

ORGANIZATION

Flag Investors Funds, Inc. (Corporation) is an open-end, management investment company that was established as a Maryland corporation on May 22, 1997. Corporation changed its name from Deutsche Funds, Inc. effective January 18, 2000. The Corporation's Board of Directors originally established eleven Funds (which are referred to as Fund or Funds), each with one or more classes of shares (which are referred to as Share or Shares). Seven Funds currently exist. The four Funds that liquidated and closed in December 1999 are Deutsche German Equity Fund, Deutsche Global Bond Fund, Deutsche European Bond Fund, and Deutsche Institutional US Money Market Fund. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding portfolio of Flag Investors Portfolios Trust (renamed from Deutsche Portfolios effective January 18, 2000) through the Hub and Spoke(R) master-feeder investment fund structure. "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

Flag Investors Portfolios Trust (Portfolio Trust) is an open-end, management investment company that was organized as a trust under the laws of the State of New York. The Portfolio Trust's Board of Trustees originally established ten portfolios, of which seven currently exist (which are referred to as Portfolio or Portfolios). The three Portfolios that liquidated and closed in December 1999 are Investa Portfolio (US Dollar), Global Bond Portfolio (US Dollar), and European Bond Portfolio (US Dollar).

The chart below lists each Fund, its classes of shares and the corresponding Portfolio in which it invests. All of the Funds and Portfolios are non-diversified except for the US Money Market Fund and its corresponding Portfolio, US Money Market Portfolio (US Dollar).




                  ------------------------------------------------------------------------------------
                  Fund Name                                      Corresponding Portfolio
                  (share classes)
                  ------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------
                  EQUITY FUNDS
                  ------------------------------------------------------------------------------------
                  Top 50 World                                   Top 50 World Portfolio (US Dollar)
                  (Class A Shares and Class B Shares)
                  -----------------------------------------------
                  ------------------------------------------------------------------------------------
                  Top 50 Europe                                  Top 50 Europe Portfolio (US Dollar)
                  (Class A Shares, Class B Shares and Class C
                  Shares)
                  -----------------------------------------------
                  ------------------------------------------------------------------------------------
                  Top 50 Asia                                    Top 50 Asia Portfolio (US Dollar)
                  (Class A Shares and Class B Shares)
                  -----------------------------------------------
                  ------------------------------------------------------------------------------------
                  Top 50 US                                      Top 50 US Portfolio (US Dollar)
                  (Class A Shares, Class B Shares and Class C
                  Shares)
                  -----------------------------------------------
                  ------------------------------------------------------------------------------------
                  European Mid-Cap Fund                          Provesta Portfolio (US Dollar)
                  (Class A Shares, Class B Shares and Class C
                  Shares)
                  ------------------------------------------------------------------------------------
                  Japanese Equity Fund                           Japanese Equity Portfolio (US
                  (Class A Shares and Class B Shares)            Dollar)
                  ------------------------------------------------------------------------------------
                  MONEY MARKET FUND
                  ------------------------------------------------------------------------------------
                  US Money Market Fund                           US Money Market Portfolio (US
                  (Class A Shares and Class B Shares)            Dollar)
                  ------------------------------------------------------------------------------------


None of the Funds has hired an investment adviser. Each Portfolio's investment manager is Deutsche Fund Management, Inc. (DFM or Manager), a registered investment adviser. DFM has retained the services of an affiliate to serve as investment adviser for the Portfolios. DWS International Portfolio Management GmbH (DWS) is the investment adviser of each Portfolio except the Top 50 US Portfolio (US Dollar) and US Money Market Portfolio (US Dollar), for which Deutsche Bank Investment Management Inc. (DBIM) is the investment adviser (DBIM and DWS are individually or collectively referred to as the Adviser).

SECURITIES IN WHICH THE PORTFOLIOS INVEST

Since each Fund and its corresponding Portfolio have the same investment objectives, policies and restrictions, discussions about a Fund and its acceptable investments also pertain to its corresponding Portfolio(s) and its (their) acceptable investments.

Following is a table that indicates which types of securities are a:

o P = Principal investment of a Fund and its corresponding Portfolio; (shaded in chart)

o    A  =  Acceptable  (but  not  principal)   investment  of  a  Fund  and  its
     corresponding Portfolio; or

o    N = Not an acceptable investment of a Fund and its corresponding Portfolio.




---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
                                                                                             European      Japanese      US Money
                                   Top 50 World     Top 50     Top 50 Asia      Top 50     Mid-Cap Fund  Equity Fund   Market Fund
                                                    Europe                        US
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Equity Securities                       P             P             P             P             P             P             N
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Common Stocks                        P             P             P             P             P             P             N
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Preferred Stocks                     A             A             A             A             A             A             N
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Real Estate Investment Trusts        A             A             A             A             A             A             N
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Warrants                             A             A             A             A             A             A             N
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Fixed Income Securities                 A             A             A             A             A             A             P
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Treasury Securities                  A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Agency Securities                    A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Corporate Debt Securities            A             A             A             A             A             A             P
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Commercial Paper                     A             A             A             A             A             A             P
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Demand Instruments                   A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Insurance Contracts                  A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Brady Bonds                          A             A             A             A             A             A             N
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Taxable Municipal Securities         N             N             N             N             N             N             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Mortgage Backed Securities           A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Asset Backed Securities              A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Zero Coupon Securities               A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Bank Instruments                     A             A             A             A             A             A             P
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Credit Enhancement                   A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Variable Rate Demand Instrument      A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Convertible Securities                  A             A             A             A             A             A             N
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Foreign Securities                      P             P             P             A             P             P             N
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
    Depository Receipts                 A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Derivative Contracts                    A             A             A             A             A             A             N
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Futures Contracts                    A             A             A             A             A             A             N
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Options                              A             A             A             A             A             A             N
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------







---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
                                                                                             European      Japanese      US Money
                                   Top 50 World     Top 50     Top 50 Asia      Top 50     Mid-Cap Fund  Equity Fund   Market Fund
                                                    Europe                        US
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Special Transactions
----------------------------------               ------------- ------------- ------------- ------------- ------------- -------------
----------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Special Transactions
-----------------------------------               ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Borrowing                            A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Repurchase Agreements                A             A             A             A             A             A             P
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Reverse Repurchase Agreements        A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Delayed Delivery Transactions        A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
   Securities Lending                   A             A             A             A             A             A             A
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Investing in Securities of Other        A             A             A             A             A             A             N
Investment Companies
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

The following information supplements the Prospectus disclosure regarding the investment strategies, investments and risks of the Funds (as well as their underlying corresponding Portfolios). Each Portfolio underlying the identified Fund(s) may invest in the type of security and its related subtype unless otherwise noted. The descriptions are general and may not be applicable in certain countries in which the underlying Portfolios invest.

Although not a principal investment strategy, the Top 50 World Portfolio (and the Top 50 World) is able to invest up to 20% of its net assets in investment grade fixed income securities (excluding bank deposits and money market instruments).

The Top 50 Europe Portfolio pursues its (and the Top 50 Europe's) investment objective by investing at least 65% of its total assets in the equity securities of issuers located in European countries, including those which are member states of the European Union ("Member States"), those which are party to the Convention on the European Economic Area (CEEA), Poland, Switzerland, Slovakia, Czech Republic, and Hungary. Although not a principal investment strategy, the Portfolio is able to invest up to 20% of its net assets in investment grade fixed income securities (excluding bank deposits and money market instruments).

The Top 50 Asia Portfolio pursues its (and the Top 50 Asia's) investment objective by investing at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries, including China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. A company has its business focus in Asia when the majority of its profits or sales are made there. Although not a principal investment strategy, the Portfolio is able to invest up to 20% of its net assets in investment grade fixed income securities (excluding bank deposits and money market instruments).

Although not a principal investment strategy, the Top 50 US Portfolios (and the Top 50 US) is able to invest up to 20% of its net assets in investment grade fixed income securities (excluding bank deposits and money market instruments).

The Provesta Portfolio pursues its (and the European Mid-Cap Fund's) investment objective by investing primarily in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the CEEA, Poland, Switzerland, Slovakia, Czech Republic, and Hungary. While the Portfolio intends to be fully invested in equity securities, it may invest up to 20% of its net assets in fixed income securities (other than bank deposits and money market instruments).

The Japanese Equity Portfolio pursues its (and the Japanese Equity Fund's) investment objective by investing primarily in the equity securities of Japanese issuers. Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purpose of meeting such 65% minimum, up to 5% of total assets in securities that grant the right to acquire Japanese securities. While the Portfolio intends to be fully invested in equity securities, it may invest up to 30% of its net assets in fixed income securities (other than bank deposits and money market instruments).

Equity Securities (Equity Funds)
As discussed in the Funds' Prospectus, each Portfolio underlying the Equity Funds may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies. Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible securities, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of common shareholders.

     Preferred Stocks
     Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Portfolios may also treat such redeemable preferred stock as a fixed income security.

     Interests in Other Limited Liability Companies
     Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

     Participation Certificates
     Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The Adviser believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities (if publicly traded) and other criteria.

     Real Estate Investment Trusts (REITs)
     REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

     Warrants
     Warrants give the Portfolios the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Portfolios may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders. Each Portfolio underlying the Equity Funds may purchase warrants in value of up to 10% of the Portfolio's net assets. Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities.

Fixed Income Securities

     Demand Instruments (All Funds)
     Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Each Portfolio and Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

     Insurance Contracts (All Funds)
     Insurance contracts include guaranteed investment contracts, funding agreements and annuities. Each Portfolio and Fund treats these contracts as fixed income securities.

     Brady Bonds (Equity Funds)
     Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.

     Mortgage Backed Securities (All Funds except Inverse Floaters do not apply to the US Money Market Fund) Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

         Collateralized Mortgage Obligations (CMOs)
         CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

              Sequential CMOs
              In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

              PACs, TACs and Companion Classes
              More sophisticated CMOs include planned amortization classes
              (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

              IOs and POs
              CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or
              POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

              Floaters and Inverse Floaters
              Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

              Z Classes and Residual Classes
              CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

     The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

     Asset Backed Securities (All Funds)
     Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

     Credit Enhancement (All Funds)
     Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

     Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Investment Ratings (Equity Funds)
The fixed income securities in which the underlying Portfolios invest must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized rating service or be of comparable quality to securities having such ratings.

The Adviser determines whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating service. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.


Listed Securities (Equity Funds)
Each Portfolio underlying the Equity Funds will invest primarily in listed securities (Listed Securities). Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a Member State or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b)they are admitted to the official listing on one of the stock exchanges listed in Appendix B or included on one of the regulated markets listed in Appendix B; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

Unlisted Securities and Notes (Equity Funds)
Up to a total of 10% of the net assets of each Portfolio underlying the Equity Funds may be invested in:

(a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;

(b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued (Notes), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

o the Federal Republic of Germany (Germany), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an OECD Member),

o another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

o other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

o other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

o companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

Investments in Notes are subject to each Portfolio's overall limitation on fixed income securities (30% for the Portfolio underlying the Japanese Equity Fund and 20% for all other Portfolios underlying the Equity Funds).

The current Member States, the states party to the CEEA, and OECD Members are listed in Appendix B.

Convertible Securities (Equity Funds)
Convertible securities are fixed income securities (and may include preferred stock) that the Portfolios underlying the Equity Funds have the option to exchange for equity securities at a specified conversion price. The option allows the Portfolios to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Portfolios may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolios could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Portfolios to realize some of the potential appreciation of the underlying equity securities with less risk of losing their initial investment.

Foreign Securities (Equity Funds except Top 50 US)
Foreign securities are securities of issuers based outside the United States. The Portfolios underlying the Equity Funds (except Top 50 US) consider an issuer to be based outside the United States if: o it is organized under the laws of, or has a principal office located in, another country; or o the principal trading market for its securities is in another country; or o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.
Each Portfolio (other than the US Money Market Portfolio) will invest primarily in securities which are: o listed on a stock exchange in countries that are members of the European Union (EU), or the Convention on the European Economic Area (CEEA), or included in another recognized, public, and regularly operating, regulated market in these countries,

o admitted to official listing in countries that are members of the EU, the CEEA, or the Organisation for Economic Cooperation and Development (OECD), or

o under application for admission (within 12 months of their issue) to official listing on one of these markets.

     Depositary Receipts
     Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts
     (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

     Foreign Government Securities
     Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

     Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Short-Term Instruments (Equity Funds)
Although it is intended that the assets of each Portfolio underlying the Equity Funds stay invested in the equity and fixed income securities described above and in each Fund's Prospectus to the extent practical in light of each Portfolio's investment objective and long-term investment perspective, assets of each Portfolio may be invested in bank deposits and money market instruments maturing in less than 12 months to meet anticipated expenses or for day-to-day operating purposes and when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity or fixed income markets. In addition, when a Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Bank deposits and money market instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("Germany"), the states of Germany, the European Union, other member states of the Organization for Economic Cooperation and Development ("OECD") or quasi-government entities of any of the foregoing. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs.



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Derivative Contracts (Equity Funds)
Many derivative contracts are traded on securities or commodities exchanges. Derivative contracts bought and sold by the Portfolios underlying the Equity Funds must be admitted to official listing on a recognized futures or securities exchange. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. In the case of Top 50 US, contracts may also be purchased or sold by securities dealers that meet certain creditworthiness standards (over-the-counter options). These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Portfolio.

For example, a Portfolio could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Portfolio from closing out a position. If this happens, the Portfolio will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Portfolio by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

Depending upon how the Portfolios use derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Portfolios' exposure to market and currency risks, and may also expose the Portfolios to liquidity and leverage risks. The Portfolios may use derivative contracts for hedging risk management purposes or for obtaining exposure to certain securities or markets. In addition, these Portfolios (other than Top 50 US Portfolio) may enter into derivative transactions for non-hedging purposes subject to certain percentage limits and only to the extent that they relate to categories of assets which the Portfolio is permitted to hold. Top 50 US Portfolio does not have the limitation on its derivatives contracts.

Zero Coupon Securities (All Funds)
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities. In order to pay cash distributions representing income on zero coupon obligations, a Portfolio may have to sell other securities on unfavorable terms, and these sales may generate taxable gains for investors in the corresponding Fund.

Options (Equity Funds)
Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option. Call options on securities may be sold (written) only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.


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The Portfolios underlying the Equity Funds also may:

o    Buy  call  options  on  futures   contracts  and   securities   indices  in
     anticipation of an increase in the value of the underlying asset;

o Buy put options on futures contracts, securities indices, currencies, and currency futures contracts in anticipation of a decrease in the value of the underlying asset; and o Buy option rights to buy or sell currencies or currency futures contracts.

A Portfolio will write options on securities for the purpose of increasing its return on such securities and/or to protect the values of its portfolio.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option (limited to the amount of the premium paid, plus related transaction costs). A Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

All options purchased or sold by a Portfolio will be traded on a securities exchange or, in the case of the Top 50 US Portfolio, will be purchased or sold by securities dealers (in the case of over-the-counter, or "OTC," options) that meet creditworthiness standards approved by the Portfolio Trust's Board of Trustees. In the case of OTC options, the Top 50 US Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Top 50 US Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that such Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Options Transactions on Securities (Equity Funds)
Options transactions may be carried out for each Portfolio underlying the Equity Funds if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation.

By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.

Call options on securities may be sold (written) only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.

There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. With respect to the Portfolio underlying the European Mid-Cap Fund, the strike prices of options on fixed income securities held by the Portfolio may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% investment limitation on fixed income securities). Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back- to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Futures Contracts, Options on Futures and Securities Indices and Warrants (Equity Funds) Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Each Portfolio underlying the Equity Funds may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase put and call options on futures contracts, options on securities indices, options and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized domestic or foreign futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.

When a Portfolio underlying the Equity Funds purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When a Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

When a Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit.

Put and call options on futures contracts may be purchased by each Portfolio in order to protect against declines in values of portfolio securities or against increases in the cost of securities to be acquired. Unlike a futures contract, which requires parties to buy or sell the underlying financial instrument or make a cash settlement payment based on changes in the price of the financial instrument on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by that Portfolio into a segregated account as required by the 1940 Act and the SEC's interpretations thereunder.

Purchase of options on futures contracts may present less risk in hedging a Portfolio than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Each Portfolio other than the Top 50 US Portfolio may enter into transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. The Top 50 US Portfolio does not limit its purchase or sale of stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants for other than hedging purposes. In addition, with respect to the Portfolio underlying the European Mid-Cap Fund, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% limitation on fixed income securities).

Currency Forward Contracts, Option Rights and Warrants on Currencies and Currency Futures Contracts (Equity Funds except Top 50 US) Each Portfolio underlying the Equity Funds (except the Top 50 US) may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each Portfolio may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Portfolio denominated in foreign currencies or (in the case of the Portfolios underlying the European Mid-Cap Fund and Japanese Equity Fund) principally traded in foreign currencies. The Portfolio underlying the European Mid-Cap Fund, however, does not presently intend to engage in such hedging activity but reserves the ability to do so under circumstances in which the Adviser believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the U.S. dollar. All the Portfolios (except the Portfolio underlying the European Mid Cap Fund) may also enter into foreign currency transactions to hedge against currencies other than the U.S. dollar. A Portfolio may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, a Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for U.S. dollars or other currency in which the Adviser desires to protect the value of the Portfolio. A Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

Each Portfolio underlying the Top 50 Funds does not currently intend to engage in foreign currency transactions as an investment strategy. However, each of these Portfolios (except for Top 50 US Portfolio) may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

     Combined Positions
     Each Portfolio underlying the Equity Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Options on Securities Indices
     Each Portfolio underlying the Equity Funds is also permitted to purchase call and put options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing index options for hedging purposes, is subject to the risk that the value of its portfolio securities may not change as much as that of an index because the Portfolio's investments generally will not match the composition of an index.

     Warrants on Futures Contracts
     Each Portfolio underlying the Equity Funds may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. A Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with a Portfolio's positions in options on futures and options on securities indices.

     Other Limitations
     The Commodity Exchange Act prohibits U.S. persons, such as a Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, each Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by U.S. persons in accordance with applicable Commodity Futures Trading Commission (CFTC) regulations or CFTC staff advisories, interpretations and no action letters. In addition, in order to assure that a Portfolio will not be considered a "commodity pool" for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

     Liquidity of Options and Futures Contracts
     There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     Position Limits
     Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or its Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     Asset Coverage for Futures Contracts and Options Positions
     Each Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, each Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

     Swaps
     Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Portfolio may use include:

         Interest Rate Swaps
         Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

         Caps and Floors
         Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

         Total Return Swaps
         Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.

Borrowing (Equity Funds)
Each Portfolio underlying the Equity Funds may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of each Portfolio's total assets, except the Top 50 US, at the time of such borrowing. The Portfolio underlying the Top 50 US may take up short-term loans up to a limit of one-third of the Portfolio's total assets.

Bank Deposits and Money Market Instruments (Equity Funds)
Each Portfolio underlying the Equity Funds may invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.

Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. For each Portfolio, except the Portfolio underlying the Top 50 US, certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets.

Repurchase Agreements (All Funds)
Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book-entry transfer to the account of IBT, the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreement together with any other investment for which market quotations are not readily available.

Reverse Repurchase Agreements (All Funds)
Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are invested for the Portfolio. This is the speculative factor known as "leverage." If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. In these circumstances, the Portfolio's entering into reverse repurchase agreements may have a negative impact on the ability to maintain the Funds' net asset value of $1.00 per share. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one-third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Securities Lending (All Funds)
All of the Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Funds receive cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Funds the equivalent of any dividends or interest received on the loaned securities. The Funds will reinvest cash collateral in securities that qualify as an acceptable investment for the Funds. However, the Funds may pay all or a portion of the interest earned on the cash collateral to the borrower. Loans are subject to termination at the option of the Funds or the borrower. The Funds will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Funds may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law. The Portfolio underlying the US Money Market Fund may loan portfolio securities up to 30% of the total value of the Portfolio but will not make a loan in excess of one year. Each Portfolio underlying the Equity Funds may lend its portfolio securities up to one-third of the value of its total assets.

Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of total net assets of the Portfolio.

Asset Coverage (All Funds)
In order to secure their obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investment Companies (Equity Funds)
Up to 5% of the total assets of each Portfolio underlying the Equity Funds (except Top 50 US) may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and have investment policies consistent with those of the Fund. The Portfolio underlying Top 50 US may invest up to 5% of its total assets in the securities of any one investment company and invest in the aggregate up to 10% of its total assets in the securities of investment companies as a group and each Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

Subject to the foregoing limitations, shares of another securities investment fund managed by the Manager or the Adviser or by another investment adviser affiliated with the Manager or the Adviser through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. A Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Manager, the Adviser or their affiliates. In addition, no management or advisory fees would be paid by a Portfolio with respect to its assets which are invested in investment companies managed by the Manager, the Adviser or their affiliates.

 Special Transactions

     Delayed Delivery Transactions (All Funds)
     Delayed delivery transactions, including when issued transactions, are arrangements in which an underlying Portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. The Portfolio records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Portfolio. These transactions may create leverage risks.

         To Be Announced Securities (TBAs)
         As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.

MONEY MARKET FUND
Following are descriptions of the short-term securities the Portfolio underlying the US Money Market Fund may purchase. However, other such securities not mentioned below may be purchased for the Fund if they meet the quality and maturity guidelines set forth in the Fund's investment policies.

Currently, the Portfolio's investment policy is to invest only in money market instruments, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and bank obligations (such as certificates of deposit, fixed time deposits and bankers' acceptances), commercial paper, repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations and foreign governments and their agencies and instrumentalities. The Portfolio may also enter into reverse repurchase agreements.

U.S. Government Securities
Assets of the Portfolio may be invested in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the

United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA), the U.S. Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

Bank Obligations
Assets of the Portfolio may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Portfolio may contain U.S. dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-U.S. banks and their non-U.S. branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Fund and other investors in the Fund); however, the Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of the Manager, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

Commercial Paper
Assets of the Portfolio may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Portfolio's net assets. Since the Portfolio may contain commercial paper issued by non-U.S. corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Taxable Municipal Securities
Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Portfolio may invest in taxable municipal securities.

When-Issued and Delayed Delivery Securities
Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities for the Portfolio on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Portfolio with liquid assets in an amount at least equal to such commitments. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Floating and Variable Rate Instruments
Certain of the obligations that the Portfolio may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the Prime Rate, and at specified intervals. Certain of such obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Portfolio will limit its purchase of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Portfolio's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book-entry form at a bank other than the Custodian, subject to a subcustodian agreement approved by the Portfolio Trust between that bank and the Custodian.

To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restriction on the Portfolio's investment in securities that are not readily marketable.

Securities of the World Bank, Other Supranational Organizations and Foreign Governments Assets of the Portfolio may also be invested in obligations of the International Bank of Reconstruction and Development (also known as the World
Bank) and certain other supranational organizations, which are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. The Portfolio limits its investment in United States dollar-denominated obligations of foreign governments and their agencies and instrumentalities to the commercial paper and other short-term notes (or other notes with remaining maturities meeting the requirements of Rule 2a-7) issued or guaranteed by the governments, or agencies and instrumentalities thereof, that are members of the OECD and those countries whose sovereign issuances qualify as Eligible Securities.


INVESTMENT RISKS
There are many factors which may affect an investment in a Portfolio underlying a Fund. The principal risks of a Fund and its underlying Portfolio are described in the prospectus. Additional information about risk factors is outlined below.


Liquidity Risks (Equity Funds)
o OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.


Foreign Investments (Equity Funds)
o Each Portfolio underlying the Equity Funds (except Top 50 US), invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers.

o

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

o In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

o Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Portfolios underlying the Top 50 Europe and European Mid-Cap Fund do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more exposed to the aforementioned currency risks.

o Certain of the risks associated with foreign investments are heightened for the Portfolios underlying Top 50 Asia and Top 50 World, which invest in certain Asian countries. In some cases, political uncertainty and political corruption in such countries could threaten to reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and further disruptions in Asian securities markets could result. In addition, certain Asian countries have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, may have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. A number of Asian companies are highly dependent on foreign loans for their operation. In
     1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other supranational organizations which impose strict repayment term schedules and require significant economic and financial restructuring. There can be no assurance that such restructurings will not have an adverse effect on individual companies, or securities markets, in which the Portfolios underlying Top 50 Asia or the Top 50 World is invested. The Portfolios underlying Top 50 Asia may invest in Hong Kong, which reverted to Chinese administration in 1997. Investments in Hong Kong may be subject to expropriation, nationalization or confiscation, and to the risk that the Hong Kong dollar will be devalued. The Corporation cannot predict the effects of a possible loss of investor confidence in the currency or stock market of Hong Kong.


Euro Risks (Equity Funds except Top 50 US)

o The Portfolios underlying the Equity Funds (except the Top 50 US, Top 50 Asia and Japanese Equity Funds) may make significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of these Portfolios' investments. On January 1, 1999, eleven of the fifteen Member States had their currency exchange rate irrevocably fixed to a single European currency, the Euro. The Euro became legal tender in those countries on this date. National currencies will continue to circulate until they are replaced by Euro coins and bank notes on July 1, 2002. The unification of European currency and decision by certain countries not to participate are likely to create uncertainty in the European markets and thereby increase volatility of the various currencies and securities. The European securities markets may become less liquid. These events can adversely affect the Portfolios' investment and performance.

Emerging Markets (Top 50 World, Top 50 Europe, Top 50 Asia, and European Mid-Cap Fund )

o Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

o The risks involved in making investments in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent months. In response to these declines, Malaysia has enacted currency exchange controls, restricting the repatriation of assets for a period of one year. Last year, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government- sponsored foreign exchange market for its currency.


Currency Risks (Equity Funds except Top 50 US)
o The Adviser attempts to manage currency risk by limiting the amount the Portfolio invests in securities denominated in a particular currency. However, diversification will not protect the Portfolio against a general increase in the value of the U.S. dollar relative to other currencies.


Leverage Risks (All Funds)
o Leverage risk is created when an investment exposes a Portfolio underlying a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolios' risk of loss and potential for gain. Leverage risk may exist when a Portfolio purchases securities while it also has borrowed money.

Risk Management (Equity Funds)
         Each Portfolio underlying the Equity Funds may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


Credit Risks (All Funds)
o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Portfolio will lose money. Credit risk is only a risk for a Portfolio if it invests in fixed income securities or chooses to lend securities.
o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Portfolio must rely entirely upon the Adviser's credit assessment.
o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
o Credit risk includes the possibility that a party to a transaction involving a Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement their investment strategies.

Interest Rate Risks (All Funds)
o Interest rate risks apply to the Portfolios underlying the Funds only to the extent they invest in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Prepayment Risks (All Funds)

o Investments in mortgage-backed and asset-backed securities share many of the same risks of prepayment.

o Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Portfolio holding mortgage backed securities.

     For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Portfolio would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

     Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

o Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.


Call Risks (US Money Market Fund)
o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
o If a fixed income security is called, the Portfolio underlying the US Money Market Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Risks Associated with Complex CMOs (All Funds)
o CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

Futures, Options and Warrants (Equity Funds)

o The successful use of futures, options and warrants depends on the ability of the Adviser of the Portfolios underlying the Equity Funds to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the
     Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

o The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios.

o Although foreign currency exchange transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.


Correlation of Price Changes (Equity Funds)
         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. Each Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


Shareholder Liability Risks (All Funds)
o The Portfolios' Declaration of Trust provides that the Funds and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of the Funds in the Portfolio.

INVESTMENT OBJECTIVE AND POLICIES
The investment objectives and policies of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include its corresponding Portfolio unless the context requires otherwise. Similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

A Fund's investment objective and its fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities" which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less. A Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective. Whenever a Fund is requested to vote on a change in the fundamental investment policies of its corresponding Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.


Fundamental Investment Policies (Equity Funds)
For purposes of fundamental investment policies regarding industry concentration, the Adviser may classify issuers by industry based on classifications used by Micropal, a leading company offering a comprehensive and accurate performance measurement service specializing in collective investment vehicles. Micropal monitors all the world's major fund markets and has a range of clients from financial institutions to individual investors. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (Code)). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

The Top 50 World will invest at least 65% of its total assets in equity securities. The Top 50 Europe will invest at least 65% of its total assets in the equity securities of issuers located in European countries. The Top 50 Asia will invest at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries. The Top 50 US will invest at least 65% of its total assets in the equity securities of issuers located in the United States.

At least 65% of the Provesta Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Japanese Equity Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 65% minimum, up to 5% of the total assets in securities that grant the right to acquire Japanese securities.

No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the U.S. government or its agencies or instrumentalities.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio, each of the Funds and its corresponding Portfolio may not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one-third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act").

5. Purchase or sell real estate except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio may (1) lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.


Non-Fundamental Investment Policies (Equity Funds)

8. Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, provided that Provesta Portfolio shall be limited to 5% in the amount of its total assets that may be invested in the aggregate in securities of investment companies as a group. Currently the 1940 Act prohibits a Portfolio from acquiring securities of other investment companies if as a result (i) more than 5% of the value of a Portfolio's total assets will be invested in the securities of any one investment company, (ii) more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, or (iii) more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio;

9. Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

10. Invest more than 10% of its net assets in unlisted securities and Notes (as defined in the Fund's prospectus);

11. Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

12. Purchase securities on margin, but a Portfolio may obtain such short term credits as may be necessary for the clearance of transactions.

The DWS Fund is subject to regulation under the German Investment Companies Act. Therefore, in addition to the investment policies discussed herein and in the Prospectus, each Fund, except the Top 50 US and its corresponding Portfolio, has adopted additional non-fundamental investment policies. These non-fundamental investment policies require that each such Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

13. Invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets. For purposes of this restriction, mortgage bonds and municipal bonds as well as bonds and Notes issued by Germany, the states of Germany, a member state of the EU, a state party to the Convention on the European Economic Area ("CEEA"), a member state of the OECD or the EU shall be valued at half of their value. Bonds of credit institutions situated in a member state of the EU or state party to the CEEA shall be valued at half their value provided that the credit institutions are by law subject to a special public supervision to protect the holders of such bonds and provided the funds raised through the issue of such bonds are invested in accordance with the legal provisions in assets, which provide sufficient coverage for the ensuing liabilities throughout the entire life of the bonds and which in case of deficiency of the issuer are earmarked for prior redemption of principal and payment of interest. Securities and Notes issued by companies in the same affiliated group shall be considered securities of the same issuer (borrower);

14. Purchase bonds of the same issuer to the extent that their total value exceeds 10% of the total value of the bonds outstanding of the same issuer. This restriction does not apply to bonds issued by a national government, a local authority of a member state of the EU, a state party to the CEEA or by the EU, or if one of these bodies guarantees the payment of interest or the repayment of principal. For purchases, the above limit need not be complied with if the total value of the outstanding bonds of the same issuer cannot be determined;

15. Purchase non-voting shares of the same issuer to the extent that the total value exceeds 10% of the total value of non-voting shares of the issuer; and

16. Borrow money, except in amounts not to exceed 10% of the Fund's total assets (including the amount borrowed).


Fundamental Investment Policies (US Money Market Fund)
The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and other securities limited in respect of any one company to an amount no greater than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). As a matter of operating policy, the foregoing fundamental policy would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event that Rule 2a-7 is amended in the future.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any Securities and Exchange Commission (SEC) or SEC staff interpretations thereof are amended or modified, the Fund and the Portfolio may not (except that the Corporation may invest all of the Fund's assets in the Portfolio):

1. Enter into repurchase agreements with more than seven days to maturity if, as a result thereof, more than 10% of the market value of its net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.

2. Enter into reverse repurchase agreements which, including any borrowings under Investment Restriction No. 3, exceed, in the aggregate, one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets.

3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of its total assets, taken at cost, at the time of such borrowing; mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of its net assets at the time of such borrowing. Neither the Portfolio nor the Corporation on behalf of the Fund, as the case may be, will purchase securities while borrowings exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and does not apply to reverse repurchase agreements.

4. Enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than obligations created by when-issued commitments.

5. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of such investments in such industry would equal or exceed 25% of the value of its total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. government securities and negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks.

6. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities or other obligations or any one such issuer. This limitation does not apply to issues of the U.S. government, its agencies or instrumentalities.

7. Make loans, except through the purchase or holding of debt obligations, repurchase agreements or loans of portfolio securities in accordance with its investment objective and policies.

8. Purchase or sell puts, calls, straddles, spreads, or any combinations thereof; real estate; commodities; commodity contracts or interests in oil, gas or mineral exploration or development programs. However, bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts may be purchased.

9. Purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction is not deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.

10. Invest in fixed time deposits with a duration of over seven calendar days, or in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of its total assets would be invested in such deposits.

11. Acquire securities of other investment companies.

12.  Act as an underwriter of securities.

13. Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


Non-Fundamental Investment Policies (US Money Market Fund)
In order to comply with certain federal statutes and policies neither the Portfolio nor the Fund may as a matter of operating policy (except that the Fund may invest all of its assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the
Fund):

(i) Borrow money at any time at which the amount of its borrowings exceed 5% of its total assets (taken at market value).

(ii) Invest more than 10% of its net assets in securities (valued at the greater of cost or market value) that are subject to legal or contractual restrictions on resale or in securities which are not readily marketable, including repurchase agreements and fixed time deposits having maturities of more than 7 days, provided that there is no limitation with respect to or arising out of investment in:

(a) Securities that have legal or contractual restrictions on resale but have a readily available market; or

     (b) Securities that are not registered under the Securities Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act.

(iii)Purchase more than 10% of the principal amount of all outstanding debt obligations of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). These policies are not fundamental and may be changed without shareholder or investor approval in response to changes in the various federal requirements.


     Regulatory Compliance
     The US Money Market Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment policies as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7 (Rule), which regulates money market mutual funds, including the eligibility, diversification, quality and maturity limitations imposed by the Rule. The Fund will determine the effective maturity of its investments according to the Rule. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

     Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that (i) has, or is deemed to have, a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity, or remaining deemed maturity, at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Portfolio Trust's Trustees. A description to the ratings of some NRSROs appears in Appendix C.

     Under Rule 2a-7, the Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States government, its agencies and instrumentalities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (a) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (b) five percent of its total assets in second tier securities.

     Percentage and Rating Restrictions
     A change in percentage resulting from changes in the value of the portfolio securities or a change in the rating of a portfolio security is not considered a violation of policy, except with respect to Fundamental Investment Restriction No. 2, Non-Fundamental Investment Restriction item
     (iii), and the limitation on the Portfolio's obligations created by reverse repurchase agreements described in the Reverse Repurchase Agreements section above. If the Fund's and the Portfolio's investment restrictions relating to any particular investment practice or policy are not consistent, the Portfolio has agreed with the Corporation, on behalf of the Fund, that the Portfolio will adhere to the more restrictive limitation.


PORTFOLIO TURNOVER (Equity Funds)
Although each Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolios will be sold whenever the Adviser believes it is appropriate to do so in light of the investment objective of each Fund and each Portfolio, without regard to the length of time a particular security may have been held. The estimated annual portfolio turnover rate for the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, Top 50 US Portfolio, Provesta Portfolio, and Japanese Equity Portfolio is generally not expected to exceed 80%, 80%, 100%, 80%, 180%, and 150%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of each Portfolio may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.


WHAT DO SHARES COST?


Use Of The Amortized Cost Method (US Money Market Fund)
The net asset value of the Fund's Shares is determined each day the NYSE is open for regular trading and the Federal Reserve Bank is open for business. (As of the date of this SAI, the NYSE and banks are open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.) This determination of net asset value of each Share of the Fund is made once during each such day as of 3:00 p.m. (U.S. Eastern time) by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its pro rata share liabilities, including expenses payable or accrued, and dividing the difference by the number of Shares of each Share class outstanding at the time the determination is made. It is anticipated that the net asset value of each Share class and the Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Corporation and the Portfolio Trust employ specific investment policies and procedures to accomplish this result.

The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per Share of the Fund is determined. The value of the Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

The Portfolio Trust's Board of Trustees have decided that the best method for determining the value of the Portfolio's portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio investments. In periods of declining interest rates, the indicated daily yield on the interests in the Portfolio computed by dividing the annualized daily income on the Portfolio's portfolio investments by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Portfolio's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value, as computed for purposes of distribution and redemption taking into account current market conditions and the Portfolio's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

Market Values (Equity Funds)
Each Fund computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, each Fund and its corresponding Portfolio would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust.

Market values of portfolio securities are determined as follows:

     The fixed income portion of the Portfolios and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Portfolio Trust. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

     The value of investments listed on a U.S. securities exchange, other than options on stock indexes, is based on the last sale prices on the NYSE generally at 4:00 p.m. (U.S. Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Adviser to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Adviser determines the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

     Options on stock indexes traded on U.S. national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. (U.S. Eastern time). Stock index futures and related options, which are traded on U.S. futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 p.m. (U.S. Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Portfolio Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees, although the actual calculation may be done by others.

REDUCING OR eliminating THE FRONT-END SALES CHARGE (Class A Shares For All Funds except US Money Market Fund) You can reduce or eliminate the applicable front-end sales charge, as follows:


Sales Charge Waiver
Sales charges may be waived on Class A Shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:

1. Full-time employees of National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other financial intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of financial intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A Shares at net asset value;

2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or subsidiaries who acts as custodian for a minor child;

3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;

4. IRA Rollover accounts sponsored by Deutsche Bank Securities, Inc., Deutsche Bank Trust Company, or any of their affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Flag Investors Funds or certain other products made available by the Distributor to such plans;

5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Flag Investors Funds;

6. Investor accounts through certain broker-dealers and other financial intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other financial intermediary, or such other accounts to which the broker-dealer or other Financial Intermediary charges an asset management fee;

7. Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;

8. Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Code and "rabbi trusts;"

9. Qualified separate accounts maintained by an insurance company pursuant to the laws of any state or territory of the United States;

10. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients;

11. Accounts investing $100,000 or more for (1) a state or territory of the United States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.


Quantity Discounts
Larger purchases of the same Share class reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases
If you make an additional purchase of Shares, you can count previous Share purchases still invested in a Fund in calculating the applicable sales charge on the additional purchase.


Concurrent Purchases
You can combine concurrent purchases of the same share class of two or more Funds in calculating the applicable sales charge.


Letter of Intent
You can sign a Letter of Intent committing to purchase a certain amount of the same class of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

While this Letter of Intent will not obligate you to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time you establish the Letter of Intent, current balances in accounts in Class A Shares of any other Fund, excluding the US Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the Letter of Intent. Prior trade prices will not be adjusted.


Reinvestment Privilege
You may reinvest, within 90 days, your Class A Share redemption proceeds at the next determined NAV without any sales charge.


Tax Treatment of Reinvestments
Generally, a reinvestment of the proceeds of a redemption of shares in a Fund will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.


REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)
These reductions or eliminations are offered because: no sales commissions have been advanced to the investment professional selling Shares; the shareholder has already paid a CDSC; or nominal sales efforts are associated with the original purchase of Shares. These reductions or eliminations may be discontinued at any time, but only on new purchases.

Upon notification to the Distributor or the Fund's transfer agent, no CDSC will be imposed on redemptions:

o following the death or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o which are involuntary redemptions processed by the Fund because the accounts do not meet the minimum balance requirements;

o of Shares held by the Directors of the Funds, Trustees of the underlying Portfolios, employees and sales representatives of the Funds, the Distributor, or affiliates of the Funds or distributor; employees of any financial intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons;

o Shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities; and

o which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.

HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Funds, the Distributor (ICC Distributors, Inc.) offers Shares on a continuous, best-efforts basis. ICC Distributors, Inc. is a Delaware corporation organized in August 1995, and is the principal distributor for a number of investment companies. In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor.


Conversion of Class B Shares
Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month seven full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B Shares acquired by exchange from Class B Shares of another Flag Investors Fund will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS") or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.


Purchasing Shares Through an Investment Professional
The investment professional which maintains investor accounts in Class B Shares or Class C Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the CDSC. In addition, advance payments made to an investment professional may be subject to reclaim by the Distributor for accounts transferred to the investment professional which does not maintain investor accounts on a fully disclosed basis and does not account for share ownership periods.


FRONT-END SALES CHARGE REALLOWANCES (Class A Shares For All Funds except US Money Market Fund) The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.


distribution and services plans
Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares and Class C Shares are subject to a distribution plan (Distribution Plan) and Class A Shares, Class B Shares and Class C Shares are subject to a service plan (Service Plan).

Under the Distribution Plan, Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of a Fund represented by Class B Shares and Class C Shares to finance any activity which is principally intended to result in the sale of Class B Shares and Class C Shares of a Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and investment professionals, and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to investment professionals, the schedules of such fees and the basis upon which such fees will be paid.

DFM may pay financial intermediaries a shareholder services fee of up to 0.25% of the amount invested in Fund Shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Flag Investors Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Flag Investors Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the financial intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services.


SUPPLEMENTAL PAYMENTS
Investment professionals who initiate and are responsible for purchases of $1 million or more may be paid fees out of the assets of the Distributor (but not out of Fund assets). Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Funds or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

Securities laws may require certain investment professionals such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 4.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed above to investment professionals that waive all or any portion of the advance payments.


HOW TO REDEEM AND EXCHANGE SHARES


exchanging securities for shares
You may contact the Distributor to request a purchase of Shares in exchange for securities you own. Each Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. Each Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.


Redemption of Shares
Class B Shares redeemed within six years of purchase, applicable Class A Shares redeemed within two years of purchase, and Class C Shares redeemed within one year of purchase may be subject to a CDSC. The amount of the CDSC is based upon the amount of the administrative fee paid by the Distributor to the investment professionals at the time you purchase Shares for services rendered by the investment professionals, and the length of time you remain a shareholder in a Fund. Should an investment professional elect to receive an amount less than the fee that is stated in a Fund's Prospectus for servicing a particular shareholder, the CDSC and/or holding period for that particular shareholder will be reduced accordingly.

A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE or foreign stock exchange is closed for other than weekends and holidays or when regular trading on such exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Redemption in Kind
Although each Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

Because the Corporation has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, each Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Corporation's Board determines that payment should be in kind. In such a case, each Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the underlying Portfolio determines its NAV. The portfolio securities will be selected in a manner that the Boards of the Corporation and the Portfolio Trust deem fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.


Elimination of the CDSC under the systematic withdrawal program (SWP) (Class B Shares) The SWP permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with $10,000 minimum at the time the shareholder elects to participate in the SWP. The amounts that a shareholder may withdraw under a SWP that qualify for elimination of the CDSC may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the SWP and then as calculated at the fiscal year end. Amounts that exceed the 12% annual limit for redemption, as described, will be subject to the CDSC. In determining the applicability of the CDSC, the 12 month holding requirement for any new Class B Shares received through an exchange will include the period for which the exchanged Class B Shares were held. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share account values will not be aggregated.


Redeeming Shares by Telephone
Your telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, you may experience difficulty in redeeming by telephone. If this occurs, you should consider redemption by mail. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, you would be promptly notified.


Making an Exchange
You may have difficulty in making exchanges by telephone through brokers and other investment professionals during times of drastic economic or market changes. If you cannot contact your investment professional by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Flag Investors Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.

ACCOUNT AND SHARE INFORMATION


VOTING RIGHTS
Each share of a Fund or class shall have equal rights with each other share of that Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Conversion of Class B Shares"). Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

As of December 1, 1999, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:



------------------------------------ ----------------------------------------- -------------- ----------------------
                                     Shareholder Name
Fund                                 Address                                   Share Class    Percentage Owned
------------------------------------ ----------------------------------------- -------------- ----------------------
Top 50 World                         Fidelity Investments Institutional           Class A            16.57%
                                     Operations Co. Inc.
                                     Covington, KY
                                     Donaldson Lufkin Jenrette Securities         Class A             7.17%
                                     Corporation Inc.                             Class B             5.55%
                                     Jersey City, NJ
                                     Merrill Lynch Pierce Fenner & Smith          Class A             5.07%
                                     Jacksonville, FL                             Class B            21.03%
                                     Parker Hunter Incorporated                   Class B            17.26%
                                     Pittsburgh, PA
------------------------------------ ----------------------------------------- -------------- ----------------------





------------------------------------ ----------------------------------------- -------------- ----------------------
                                     Shareholder Name
Fund                                 Address                                   Share Class    Percentage Owned
------------------------------------ ----------------------------------------- -------------- ----------------------
Top 50 Europe                        Fidelity Investments Institutional           Class A            26.38%
                                     Operations Co. Inc.
                                     Covington, KY
                                     Merrill Lynch Pierce Fenner & Smith          Class A            20.92%
                                     Jacksonville, FL                             Class B            53.15%
                                                                                  Class C            82.87%
                                     Batrus & Co.                                 Class A            20.30%
                                     New York, NY
                                     Domingo Pagan                                Class A             6.67%
                                     San Juan, PR
                                     Advest Inc.                                  Class C             5.42%
                                     Hartford, CT
------------------------------------ ----------------------------------------- -------------- ----------------------
Top 50 Asia                          Deutsche Bank Securities, Inc.               Class A            68.87%
                                     New York, NY
                                     Merrill Lynch Pierce Fenner & Smith          Class A            10.96%
                                     Jacksonville, FL                             Class B            79.90%
                                     Fidelity Investments Institutional           Class A             8.79%
                                     Operations Co. Inc.
                                     Covington, KY
------------------------------------ ----------------------------------------- -------------- ----------------------
Top 50 US                            Fidelity Investments Institutional           Class A            26.58%
                                     Operations Co. Inc.
                                     Covington, KY
                                     Batrus & Co.                                 Class A            14.56%
                                     New York, NY
                                     Donaldson Lufkin Jenrette Securities         Class A            12.43%
                                     Corporation Inc.
                                     Jersey City, NJ
                                     Deutsche Bank Securities, Inc.               Class A            10.27%
                                     New York, NY
                                     Parker Hunter Incorporated                   Class B            42.73%
                                     Pittsburgh, PA
                                     Advest Inc.                                  Class C            76.13%
                                     Hartford, CT
                                     Merrill Lynch Pierce Fenner & Smith          Class C            23.77%
                                     Jacksonville FL
------------------------------------ ----------------------------------------- -------------- ----------------------
European Mid-Cap Fund                Deutsche Bank Securities, Inc.               Class A            63.27%
                                     New York, NY
                                     Merrill Lynch Pierce Fenner & Smith          Class A            15.27%
                                     Jacksonville, FL                             Class B            66.54%
                                                                                  Class C            84.42%
                                     Donaldson Lufkin Jenrette Securities         Class C             6.76%
                                     Corporation Inc.
                                     Jersey City, NJ
------------------------------------ ----------------------------------------- -------------- ----------------------





------------------------------------ ----------------------------------------- -------------- ----------------------
                                     Shareholder Name
Fund                                 Address                                   Share Class    Percentage Owned
------------------------------------ ----------------------------------------- -------------- ----------------------
Japanese Equity Fund                 Merrill Lynch Pierce Fenner & Smith          Class A            35.42%
                                     Jacksonville, FL                             Class B            72.82%
                                     Doncor Limited                               Class A            22.58%
                                     Grand Cayman, Cayman Islands
                                     Wendel & Co.                                 Class A             8.26%
                                     New York, NY
                                     BT Alex Brown Incorporated                   Class B            12.40%
                                     Baltimore, MD
------------------------------------ ----------------------------------------- -------------- ----------------------
US Money Market Fund                 Fidelity Investments Institutional           Class A            79.57%
                                     Operations Co. Inc.
                                     Covington, KY
                                     Wexford Clearing Services Corp.              Class A             9.89%
                                     Chicago, IL
                                     Sterne Agee & Leach, Inc.                    Class B            69.51%
                                     Birmingham, AL
                                     Daniel J. Healy and Mary C. Healy            Class B            25.25%
                                     Long Beach, IN
------------------------------------ ----------------------------------------- -------------- ----------------------

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Interests in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in a Portfolio.

As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures.

The Declaration of Trust of the Portfolio Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

TAX INFORMATION


FEDERAL INCOME TAX
Each Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other Funds will be separate from those realized by the Fund. Top 50 Europe, Top 50 Asia, Top 50 US, and Japanese Equity Fund are entitled to a loss carry-forward, which may reduce the taxable gain that those Funds would realize, and to which the shareholder would be subject, in the future.

Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S. taxes.


Foreign Investments
If the Portfolios purchase foreign securities, the investment income of their corresponding Fund may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would be subject. The effective rate of foreign tax cannot be predicted since the amount of a Portfolio's assets to be invested within various countries is uncertain. However, each Portfolio intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Portfolio invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon the Portfolio's disposition of PFIC investments.

If more than 50% of the value of a Portfolio's assets at the end of the tax year is represented by stock or securities of foreign corporations, its corresponding Fund intends to qualify for certain Code stipulations that would allow Fund shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.


STATE TAXES
Each Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a penalty which will be imposed by the IRS on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Prospective investors in Shares of a Fund should consult their own tax advisers as to the tax consequences of investing in such Shares, including the consequences under state, local and other tax laws.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?


OFFICERS AND BOARD OF DIRECTORS of the corporation and trustees of the portfolio TRUST The Directors of the Corporation, Trustees of the Portfolio Trust and their executive officers are responsible for managing the Corporation and Portfolio Trust's business affairs and for exercising all the Corporation and Portfolio Trust's powers except those reserved for the shareholders. Information about each Director, Trustee and the executive officers is provided below and includes each person's: name, address, birth date, present position(s) held with the Corporation and Portfolio Trust, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Director and Trustee from the Corporation and Portfolio Trust for its most recent fiscal year ended August 31, 1999, and the total compensation received from the Corporation, the Portfolio Trust and the Fund Complex for the most recent calendar year, December 31, 1998. As of that date, the Fund Complex consisted of the Corporation, the Portfolio Trust, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

Neither the Corporation nor the Portfolio Trust requires employees, and none of the executive officers devotes full time to the affairs of the Corporation or Portfolio Trust or receive any compensation from a Fund or a Portfolio.

As of December 1, 1999, the Fund's Board and Officers as a group owned less than 1% of the Funds' outstanding Class A, B, and Class C Shares.

An asterisk (*) denotes a Director /Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940.

Christian Strenger* resigned as Director/Trustee effective October 14, 1999, and
G. Richard Stamberger* resigned as Director/Trustee effective August 6, 1999. Neither Mr. Strenger nor Mr. Stamberger received compensation from the Corporation, the Portfolio Trust, or the Fund Complex during the fiscal year ended August 31, 1999.




-------------------------------- ---------------------------------------------------------- -------------------- -------------------
             Name

 Position with Corporation and                                                                                        Aggregate
        Portfolio Trust                                                                          Aggregate        Compensation from
                                                                                             Compensation from    the Corporation,
           Birthdate                                                                          the Corporation       the Portfolio
                                                                                             and the Portfolio   Trust and the Fund
            Address                            Occupations for past 5 Years                        Trust               Complex
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
Richard R. Burt                  Chairman, IEP Advisors, Inc. and Weirton Steel; Member                 $14,000              $11,000
Director/Trustee                 of the Boards of Hollinger International, Archer Daniels
(since  October 9, 1998)         Midland and Homestake Mining; Director, Flag Investors
February 3, 1947                 Fund Family; Director, the Mitchell Hutchins family of
c/o IEP Advisers LLP             funds; Member, Textron Corporation International
1275 Pennsylvania Avenue NW,     Advisory Council.
10th Floor                       Previous Positions: Partner, McKinsey & Company
Washington, DC  20004            (1991-1994); formerly, U.S. Chief Negotiator in the
                                 Strategic Arms Reduction Talks (START) with the
                                 former Soviet Union; Formerly, U.S. Ambassador
                                 to the Federal Republic of Germany (1985-1991).
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
Edward C. Schmults               Member of the Board of Directors, Green Point Financial                $13,000              $49,250
Director/Trustee                 Corp.; Chairman of the Board of Trustees, The Edna
February 6, 1931                 McConnell Clark Foundation; Director, The Germany Fund,
Rural Route One, Box 788         Inc. and The Central European Equity Fund, Inc.
Cuttingsville, VT 05738           ; Director, BT Insurance Funds.
                                 Previous Position: Senior Vice President - External
                                 Affairs and General Counsel of GTE Corporation (prior to
                                 1994)
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
Robert H. Wadsworth              President, The Wadsworth Group, First Fund Distributors,               $14,000              $67,750
Director/Trustee                 Inc. and Guinness Flight Investment Funds, Inc.;
January 29, 1940                 Director, The Germany Fund, Inc., The New Germany Fund,
Investment Company               Inc., The Central European Equity Fund, Inc., DB New
Administration Corp.             World Portfolio, Ltd., DB New World Fund, Limited and
4455 E. Camelback Road,          LDC; Director, Flag Investors Fund Family; Vice
Suite 261 E.                     President, Professionally Managed Portfolios and
Phoenix, AZ 85018                Advisors Series Trust.
-------------------------------- ---------------------------------------------------------- -------------------- -------------------





-------------------------------- ---------------------------------------------------------- -------------------- -------------------
Werner Walbroel                  President and Chief Executive, German American Chamber                 $14,000              $46,750
Director/Trustee                 of Commerce, Inc.; President, European American Chamber
August 28, 1937                  of Commerce; Member of the United States German Youth
c/o German American Chamber of Exchange Council; Director, TUV Rheinland of
North Commerce America, Inc.; President and Director, German American 40 West
57th Street Partnership Program; Director, The Germany Fund, Inc., New York, NY
10019 DB New World Portfolio, Ltd., DB New World Fund, Limited
                                 and LDC, and The Central European Equity Fund, Inc.;
                                 Director, BT Insurance Funds.
-------------------------------- ---------------------------------------------------------- -------------------- -------------------




-------------------------------- ---------------------------------------------------------- -------------------- -------------------
Brian A. Lee                     President and Managing Director, DFM (since January                         $0                   $0
President                        1997); Director, Deutsche Bank Trust Company (since
November 20, 1947                1994); President and Chief Operating Officer, Deutsche
31 West 52nd Street              Bank Trust Company (1994-1997).
New York, NY 10019               Previous Positions:  Director, Deutsche Bank Securities
                                 Corp. (1993-1994); Director, Value Line Securities, Inc.
                                 (1992-1993); National Director and Head of Retail Sales
                                 and Service Division, The Dreyfus Corporation (prior to
                                 1992); Director, Boggy Creek Hole in the Wall Gang Camp
                                 for Children; Trustee, Valley Hospital; Director,
                                 Capital Sources Board, State of New Jersey.
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
Robert R. Gambee                 Director, Deutsche Bank Securities, Inc. (since 1992);                      $0                   $0
Secretary                        Chief Operating Officer and Secretary of The Germany
August 26, 1942                  Fund, Inc., The Central European Equity Fund, Inc. and
31 West 52nd Street              The New Germany Fund, Inc. (since 1997); Corporate
New York, NY 10019               Secretary, DB New World Fund Limited; Secretary,
                                 Deutsche Bank Investment Management Inc..
                                 Previous Positions:  Secretary and Treasurer, The
                                 Germany Fund, Inc. (1986-1997), The New Germany Fund,
                                 Inc. (1990-1997) and  The Central European Equity Fund,
                                 Inc. (1990-1997); First Vice President, Deutsche Bank
                                 Securities, Inc. (1985-1991).
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
Daniel O. Hirsch                 Director, Principal, BT Alex. Brown (since July 1998)                       $0                   $0
Assistant Secretary              ; Assistant General.
March 27, 1954                   Previous Positions: Assistant General Counsel, Office of
BT Alex. Brown Inc.              the General Counsel
One South Street                  in the Office of the General Counsel at the, United
17th Floor                       States Securities and Exchange Commission (1993-
Baltimore, MD 21202              1998).1998).
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
Amy Olmert                       Vice President, Mutual Funds Administration, Deutsche                       $0                   $0
Assistant Secretary              Asset Management (since September 1999);  Vice
May 14, 1963                     President, Mutual Funds Compliance, DB Alex. Brown LLC
31 West 52nd Street              (formerly BT Alex. Brown Incorporated) (1997-1999).
New York, NY 10019               Previous Positions: Senior Manager,
                                 PricewaterhouseCoopers LLP (1988-1997].
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
Joseph Parascondola              Assistant Vice President, DFM (since January 1999).                         $0                   $0
Treasurer                        Previous Positions:  Assistant Vice President and
June 5, 1963                     Assistant Manager, Weiss, Peck & Greer L.L.C. mutual
31 West 52nd Street              funds operations department (1995-1998); Mutual Fund
New York, NY 10019               Accounting Manager, Concord Financial Group (1991-1995).
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
-------------------------------- ---------------------------------------------------------- -------------------- -------------------
Holger Naumann                   Director, DFM (Since January 1997); Head of                                 $0                   $0
Assistant Treasurer of the       Participations, DWS Deutsche Gesellschaft fuer
Portfolio Trust                  Wertpapiersparen mbH (since December 1995).
May 17, 1962                     Previous Positions:  Group Strategy Department, Deutsche
DWS Deutsche Gesellschaft fuer   Bank AG (1992-1995)
Wertpapiersparen mbH,
Gruneburgweg 113-115
Frankfurt am Main, Germany
60323
-------------------------------- ---------------------------------------------------------- -------------------- -------------------





-------------------------------- ---------------------------------------------------------- -------------------- -------------------
Joseph Bernhart                  Participations Department, DWS Deutsche Gesellschaft                        $0                   $0
Assistant Treasurer of the       fuer Wertpapiersparen mbH (since July 1997).
Portfolio Trust Previous Positions: DIH Deutsche Industrie-Holding GmbH May 7,
1966 & Co. KG (affiliate to Deutsche Bank AG) (1995-1997); DWS Deutsche
Gesellschaft fuer Trainee, Deutsche Bank AG (1994-1995).
Wertpapiersparen mbH,
Gruneburgweg 113-115
Frankfurt am Main, Germany
60323
-------------------------------- ---------------------------------------------------------- -------------------- -------------------




manager
Each Fund has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio.

The investment manager to each Portfolio is DFM, an indirect subsidiary of Deutsche Bank AG, a major global banking institution headquartered in Germany. DFM is a Delaware corporation and registered investment adviser.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the Management Agreement), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio.

Until recently, the Glass-Steagall Act and other applicable laws generally prohibited banks (including foreign banks having U.S. operations, such as Deutsche Bank) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System interpreted these laws as prohibiting a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof from sponsoring, organizing, or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation, but not prohibiting a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Recent changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, and future judicial and administrative decisions and interpretations of the changes to federal statutes and regulations, will repeal most, if not all, of these prohibitions over the next year, when the changes take effect.


INVESTMENT ADVISER
On behalf of the Portfolio Trust, DFM has entered into an investment advisory agreement (Advisory Agreement) with DWS for each Portfolio (other than the US Money Market Portfolio and Top 50 US Portfolio) and with DBIM for the US Money Market Portfolio and Top 50 US Portfolio. It is each Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of the respective Portfolios, arrange for the execution of portfolio transactions and generally manage each Portfolio's investments in accordance with its investment objective, policies and restrictions. DWS and DBIM are registered investment advisers. For these services, the respective Adviser receives from DFM and not the Portfolios an annual fee, which is computed daily and may be paid monthly, equal to a percentage of the average daily net assets of each Portfolio as follows: 0.75% for Top 50 World Portfolio, Top 50 Europe Portfolio and Top 50 Asia Portfolio; 0.60% for Top 50 US Portfolio, Provesta Portfolio, and Japanese Equity Portfolio; and 0.1125% for the US Money Market Portfolio.

The Adviser shall not be liable to the Corporation, Portfolio Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.

BROKERAGE TRANSACTIONS
The Portfolio Trust trades securities for a Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in a Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for a Portfolio are made by its portfolio manager who is an employee of the Adviser. The portfolio manager may serve other clients of the Adviser in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolios and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Portfolio's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser seeks for each Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Portfolio or who have sold or are selling Shares of the Fund and other mutual funds distributed by the Distributor, subject to any applicable laws, rules and regulations.

The investment advisory fee that each Portfolio pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolios and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants. As one of the principal brokers for the Portfolios, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Portfolios.

The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

For the fiscal year ended, August 31, 1999, DBIM directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions directed by DBIM was $168,093,236 for which the Portfolios paid $89,992 in brokerage commissions.

On August 31, 1999, the Portfolios (including the three Portfolios that liquidated and closed) owned securities of the following regular broker/dealers:
$388,050, Merrill Lynch & Co., Inc.; and $2,564,249, Nomura Securities Co., Ltd.

For the fiscal year ended August 31, 1999, and 1998, the Portfolios (including the three Portfolios that liquidated and closed) paid $13,670 and $52,582.83 in brokerage commissions to Deutsche Bank AG, an affiliated broker, which represents 2.60% and 12.42% of the aggregate brokerage commissions paid and 22.81% and 16.06% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 1999, and 1998, the Portfolios (including the three Portfolios that liquidated and closed) paid $6,781 and $46,008.34 in brokerage commissions to Deutsche Bank Securities, New York, an affiliated broker, which represents 1.29% and 10.87% of the aggregate brokerage commissions paid and 1.38% and 21.13% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 1999, and 1998, the Portfolios (including the three Portfolios that liquidated and closed) paid $0 and $8,815.65 in brokerage commissions to Morgan Grenfell Asia Securities, Ltd., an affiliated broker, which represents 0% and 2.08% of the aggregate brokerage commissions paid and 0% and 2.06% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 1999, and 1998, the Portfolios (including the three Portfolios that liquidated and closed) paid $69,541 and $2,937.36 in brokerage commissions to Deutsche Morgan Grenfell, an affiliated broker, which represents 13.21% and 0.69% of the aggregate brokerage commissions paid and 26.69% and 0.78% of the aggregate principal amount of trades by affiliated brokers.


ADMINISTRATOR
Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. The Administrator, among other things,
(i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials. Federated Services Company provides these services at the following annual rate of the average aggregate daily net assets of each Fund as specified below:

Maximum Administrative Fee* Average Aggregate Daily Net Assets of each Fund
0.065 of 1% on the first $200 million 0.0525 of 1% on assets in excess of $200 million * The Administrator receives a minimum annual fee of $75,000 per Fund, except that during the first two years of the agreement (commencing in 1997) a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent (as defined below) and the Administrator.


operations agent
Federated Services Company serves as operations agent to the Portfolios. The Operations Agent of the Portfolios, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust; (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims. Federated Services Company provides these services at the annual rate of 0.035% of the average daily net assets of each Portfolio.

The operations agency fee received for each Portfolio, during any fiscal year, shall be at least $60,000. The operations agency fee received for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, shall be at least $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent and the Administrator.


administrative agent
IBT Trust Company (Cayman) Ltd. (IBT (Cayman)) serves as sub-administrative agent to the Portfolios. The Administrative Agent, (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and (ix) maintains the investor register. IBT (Cayman) provides these services at the following annual rate of the average aggregate daily net assets of each Portfolio as specified below:

Maximum Administrative Agent Fee* Average Aggregate Daily Net Assets of each Portfolio 0.025 of 1% on the first $200 million 0.02 of 1% on the next $800 million 0.01 of 1% on assets in excess of $1 billion * The administrative agency fee received for each Portfolio shall be at least $40,000 for the first year of the
    Portfolio's
    operation, $45,000 for the second year, and $50,000 for the third year.

CUSTODIAN
Investors Bank & Trust Company is custodian for the securities and cash of each Funds' and each Portfolio's assets. Foreign instruments purchased by the Fund are held by various subcustodial arrangements employed by Investors Bank & Trust Company.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.


fund accountant
IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Funds and the Portfolios including: (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.


INDEPENDENT ACCOUNTANTs
PricewaterhouseCoopers LLP is the independent accountant for the Corporation and Portfolio Trust. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for each Fund or Portfolio, as the case may be.




FEES PAID BY THE Portfolio trust FOR SERVICES for fiscal year/periods ended august 31
----------------- ---------------------------- ------------------------ ------------------------ ------------------------
Portfolio Name         Manager Fee Paid          Advisory Fee Paid**       Operations Agent       Administrative Agent
                                                                               Fee Paid                 Fee Paid
                  ---------------------------- ------------------------ ------------------------ ------------------------
                      1999          1998*         1999        1998*        1999        1998*        1999        1998*
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------
                                                                                                             ------------
Top 50 World          $153,724        $76,939      $23,057     $57,704     $120,354     $67,036     $44,697      $36,556
Portfolio
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------
Top 50 Europe         $272,729        $87,638      $47,461     $65,728     $114,606     $66,445     $44,583      $36,556
Portfolio
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------
Top 50 Asia           $389,911       $189,797      $57,526    $142,347     $110,830     $61,738     $44,582      $35,112
Portfolio
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------
Top 50 US             $210,939        $70,740     $107,156     $49,934     $116,881     $66,335     $44,583      $36,556
Portfolio
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------
Provesta              $188,736        $31,021      $26,595     $21,897     $112,867     $64,498     $44,583      $34,889
Portfolio
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------
Japanese Equity        $54,632        $11,948       $7,713      $8,433     $121,732     $65,332     $44,583      $34,445
Portfolio
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------
US Money Market       $374,550       $215,792     $280,913    $161,844      $62,622     $28,933     $27,855      $56,920
Portfolio
----------------- ------------- -------------- ------------ ----------- ------------ ----------- ----------- ------------

*  The commencement of operations for the Portfolios are as follows:
   October 2, 1997:  Top 50 World, Top 50 Europe, Top 50 US
   October 14, 1997:  Top 50 Asia
   October 17, 1997:  Provesta
   October 20, 1997:  Japanese Equity
   March 25, 1998:  US Money Market
** The Advisory fee was paid by DFM out of the manager fee it received from the Portfolios.



FEES PAID BY THE funds FOR SERVICES for the FISCAL year/periodS ended august 31
---------------------------- ---------------------------------- ----------------------------------
Fund Name                           Administrative Fee             Brokerage Commissions Paid
                             ---------------------------------- ----------------------------------
                                  1999             1998*              1999             1998*
---------------------------- ---------------- ----------------- ----------------- ----------------
Top 50 World                          $1,305              $226           $45,307          $46,910
---------------------------- ---------------- ----------------- ----------------- ----------------
---------------------------- ---------------- ----------------- ----------------- ----------------
Top 50 Europe                         $5,807              $700           $86,609          $39,913
---------------------------- ---------------- ----------------- ----------------- ----------------
---------------------------- ---------------- ----------------- ----------------- ----------------
Top 50 Asia                           $7,197              $197          $214,463         $233,262
---------------------------- ---------------- ----------------- ----------------- ----------------
---------------------------- ---------------- ----------------- ----------------- ----------------
Top 50 US                             $3,116            $1,064           $39,461          $24,027
---------------------------- ---------------- ----------------- ----------------- ----------------
---------------------------- ---------------- ----------------- ----------------- ----------------
European Mid-Cap Fund                $10,716              $941           $70,019          $41,688
---------------------------- ---------------- ----------------- ----------------- ----------------
---------------------------- ---------------- ----------------- ----------------- ----------------
Japanese Equity Fund                  $2,699              $182           $55,077          $16,547
---------------------------- ---------------- ----------------- ----------------- ----------------
---------------------------- ---------------- ----------------- ----------------- ----------------
US Money Market Fund                  $7,443              $120                $0               $0
---------------------------- ---------------- ----------------- ----------------- ----------------

*   The commencement of operations for the Funds are as follows:
   October 2, 1997:  Top 50 World, Top 50 Europe, Top 50 US
   October 14, 1997:  Top 50 Asia
   October 17, 1997:  European Mid-Cap Fund
   October 20, 1997:  Japanese Equity Fund
   March 25, 1998:  US Money Market Fund



----------------------------------- --------------- -------------------------------------------------------------
Fund Name                                                   For the fiscal year ended August 31, 1999
                                    --------------- -------------------------------------------------------------
                                    ------------------------------ ----------------------------------------------
                                              12b-1 Fee                      Shareholder Services Fee
                                    ------------------------------ ----------------------------------------------
                                                    -------------- --------------- --------------- --------------
                                       Class B         Class C     Class A Shares     Class B         Class C
                                        Shares         Shares                          Shares         Shares
----------------------------------- --------------- -------------- ---------------
----------------------------------- --------------- -------------- --------------- --------------- --------------
Top 50 World                                $6,809            N/A          $2,750          $2,270            N/A
----------------------------------- --------------- -------------- ---------------
----------------------------------- --------------- -------------- --------------- --------------- --------------
Top 50 Europe                              $39,389         $4,776          $7,613         $13,130         $1,592
----------------------------------- --------------- -------------- ---------------
----------------------------------- --------------- -------------- --------------- --------------- --------------
Top 50 Asia                                 $6,194            N/A         $25,618          $2,065            N/A
----------------------------------- --------------- -------------- ---------------
----------------------------------- --------------- -------------- --------------- --------------- --------------
Top 50 US                                  $14,492           $425          $7,012          $4,831           $141
----------------------------------- --------------- -------------- ---------------
----------------------------------- --------------- -------------- --------------- --------------- --------------
European Mid-Cap Fund                      $44,243         $7,486         $23,973         $14,748         $2,495
----------------------------------- --------------- -------------- ---------------
----------------------------------- --------------- -------------- --------------- --------------- --------------
Japanese Equity Fund                        $9,653            N/A          $7,163          $3,218            N/A
----------------------------------- --------------- -------------- --------------- --------------- --------------
US Money Market Fund                           $43            N/A         $28,380             $14            N/A
----------------------------------- --------------- -------------- --------------- --------------- --------------

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

HOW DO THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Average Annual Total Returns and Yield
Total returns given for the last fiscal year or since inception period ended August 31, 1999.




---------------------- ----------------------------------------------------- -----------------------------------------------------
Fund Name                          Average Annual Total Return                           Average Annual Total Return
                                    without Sales Charges/CDSC                             with Sales Charges/CDSC
---------------------- ----------------------------------------------------- -----------------------------------------------------
                                                                             ----------------- ----------------- -----------------
                       Class A Shares+    Class B Shares    Class C Shares    Class A Shares    Class B Shares    Class C Shares
                           One Year          One Year          One Year          One Year          One Year          One Year
                       Since Inception   Since Inception   Since Inception   Since Inception   Since Inception   Since Inception
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
Top 50 World                     42.19%            41.14%               N/A            34.35%            36.14%               N/A
                              19.42%(A)         18.36%(G)                           15.93%(A)         15.50%(G)
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
Top 50 Europe                     2.84%             2.06%               N/A            -2.83%            -2.94%               N/A
                               3.70%(A)         -3.45%(F)          3.60%(K)          0.67%(A)         -6.17%(F)          2.60%(K)
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
Top 50 Asia                     130.00%           128.65%               N/A           117.25%           123.65%               N/A
                              24.26%(B)         49.04%(H)                           20.57%(B)         46.38%(H)
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
Top 50 US                        41.76%            40.88%               N/A            34.01%            35.88%               N/A
                              20.59%(A)         15.60%(E)         34.64%(K)         17.07%(A)         13.01%(E)         33.64%(K)
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
European Mid-Cap Fund             8.86%             8.12%               N/A             2.86%             3.12%               N/A
                              12.09%(C)          5.93%(F)         10.15%(K)          8.74%(C)          3.17%(F)          9.15%(K)
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
Japanese Equity Fund            104.26%           102.97%               N/A            93.09%            97.97%               N/A
                              29.06%(D)         89.22%(J)                           25.19%(D)         85.59%(J)
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
US Money Market Fund              4.67%               N/A               N/A               N/A               N/A               N/A
                               4.98%(L)          0.42%(M)
---------------------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

(A) October 2, 1997; (B) October 14, 1997; (C) October 17, 1997; (D) October 20,
1997; (E) March 18, 1998; (F) March 30, 1998; (G) May 4, 1998; (H) May 5, 1998;
(I) October 9, 1998; (J) August 10, 1998; (K) September 2, 1998; (L) March 25,
1998; (M) July 20, 1999.

Total Return
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.


Yield (Equity Funds)
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Yield (US Money Market Fund)
The yield of Shares is based upon the seven days ending on the day of the calculation, called the "base period." This yield is calculated according to the formula below, by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7. The effective yield is calculated by compounding the unannualized base-period return by: adding one to the base-period return, raising the sum to the 365/7th power; and subtracting one from the result.

                          7-day effective yield = (total 7 days' dividends +
1)365/7 - 1

The effective yield for the 7-days ended August 31, 1999, for the US Money Market Fund was 4.79% for Class A Shares and 3.92% for Class B Shares.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.


PERFORMANCE COMPARISONS
From time to time, a Fund may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for a Fund may be obtained by calling 1-888-433-6385.

Advertising and sales literature may include:

o    references  to  ratings,   rankings,   and  financial  publications  and/or
     performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.


General
The performance of each of the classes of Fund Shares will vary from time to time depending upon market conditions, the composition of a Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising a Fund's Shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.


Information and Comparisons Relating to the Funds, Secondary Market Trading, Net Asset Size, Performance and Tax Treatment Information regarding various aspects of each Fund, including the net asset size thereof, as well as the performance and the tax treatment of Fund Shares, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective investors.

Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques.

Information regarding the net asset size of a Fund may be stated in communications to prospective or current investors for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of Fund Shares outstanding as of one or more time periods. Factors integral to the size of a Fund's net assets, such as the volume and activity of purchases and redemptions of Fund Shares, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.

Information may be provided to investors regarding capital gains distributions by the Funds, including historical information relating to such distributions. Comparisons between the Funds and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, including the expected effects of differing levels of portfolio adjustments on such distributions and the potential tax consequences thereof.

Information may also be provided in communications to prospective or current investors comparing and contrasting the relative advantages of investing in Fund Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs, expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), price volatility and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios as the foregoing relate to the comparison of Fund Shares to other investment vehicles, current economic financial and political conditions, investment philosophy or techniques or the desirability of owning Fund Shares. Such information may be provided both before and after deduction of sales charges.

Information on the performance of a Fund on the basis of changes in net asset value per Fund Share, with or without reinvesting all dividends and/or any distributions of capital in additional Fund Shares, may be included from time to time in a Fund's performance reporting. The performance of a Fund may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt fund) or mutual funds such as those reported by Lipper Analytical Services, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures, or of the NYSE Composite Index, the American Stock Exchange Index (indices of stocks traded on the NYSE and the American Stock Exchange, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks), any widely recognized foreign stock and bond index or similar measurement standards during the same period of time.

Information relating to the relative net asset value performance of Fund Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, ADRs, long and intermediate term corporate and government bonds, Treasury bills, futures contracts, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") or other recognized indices) and other capital markets and combinations thereof. Historical returns of the capital markets relating to a Fund may be provided by independent statistical studies and sources, such as those provided to Ibbotson Associates. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of Fund Shares may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, small capitalization stocks and various classes of foreign stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Fund Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Fund Shares and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either Fund Shares or the asset classes chosen for such comparisons.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

o European Mid-Cap Fund may be compared to the DAX Composite Index ("CDAX"), Financial Times ("FT")/Standard & Poor's Medium-Small Cap Europe Index, Deutscher Aktien Index ("DAX"), DSX Mid-Cap, and the Morgan Stanley Capital Index ("MSCI") - Europe Index;

o Japanese Equity Fund may be compared to the Tokyo Price Index ("TOPIX"), Nikkei-225 Index, and the MSCI Japan Index;

o         Top 50 World may be compared to the MSCI-World Index;

o

Top 50 Europe may be compared to the MSCI-Europe Index;

o Top 50 Asia may be compared to the MSCI Pacific Index and MSCI Pacific ex Japan Index;

o        Top 50 US may be compared to Standard & Poor's 500 Index.

Each index is an unmanaged index of common security prices, converted into U.S. dollars where appropriate. Any index selected by a Fund for information purposes may not compute total return in the same manner as the Funds and may exclude, for example, dividends paid, brokerage and other fees.

Information comparing the portfolio holdings relating to a particular Fund, with those of relevant stock indices or other investment vehicles, such as mutual funds or futures contracts, may be advertised or reported by the Fund. Equity analytic measures, such as price/earnings ratio, price/book value and price/cash flow and market capitalizations, may be calculated for the portfolio holdings and may be reported on an historical basis or on the basis of independent forecasts.

Information may be provided by a Fund on the total return for various composites of the different Funds. These composite returns might be compared to other securities or indices utilizing any of the comparative measures that might be used for the individual Fund, including correlations, standard deviation, and tracking error analysis.

Past results may not be indicative of future performance. The investment return and net asset value of Shares of each Fund will fluctuate so that the Shares, when redeemed, may be worth more or less than their original cost.


Economic and Market Information
Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. For example, such advertisements and/or sales literature may include statements such as the following, setting forth the Manager's views on certain trends and/or opportunities: European companies are among the world's strongest, from which an investor could derive potential benefits by investing in high-quality European companies with strong balance sheets; Europe's stock markets are growing quickly because Europeans are turning to equities, seeking higher long-term return potential, which creates opportunities for non-European investors; the advent of the European Monetary Union, and the resultant single currency is expected to spur dramatic change by galvanizing Europe into a single, globally competitive economy; and European companies are working to improve shareholder value through restructuring aimed at operating more efficiently and meeting performance targets. Such discussions may also take the form of commentary on these developments by Fund or Portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.


Mutual Fund Market
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.


FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended August 31, 1999, were audited by PricewaterhouseCoopers LLP and are incorporated herein by reference to the Annual Report to Shareholders of Deutsche Funds, Inc. (renamed as Flag Investors Funds, Inc. effective January 18, 2000), dated August 31, 1999.

                                                    APPENDIX A


THE GERMAN SECURITIES MARKETS

Equity Markets
Equity securities trade on the country's eight regional stock exchanges (Frankfurt, Dusseldorf, Munich, Hamburg, Berlin, Stuttgart, Hannover and Bremen), of which Frankfurt accounted for approximately 40% of the total volume as of August 31, 1999. While trading in listed securities is not legally or otherwise confined to the exchanges, they are believed to handle the largest part of trading volume in equity transactions.


               Market Capitalization and Trading Volume
            of Equity Securities on German Stock Exchanges1
                             (in billions)

                     Market                   Trading Volume for
              Capitalization as of              the year ended
                  December 312                   December 312

1992        $348.14         DM 561.89     $   876.8        DM 1,415.2

1993          463.48          800.10        1,150.3          1,985.8

1994          499.25          773.88        1,302.9          2,017.9

1995          544.89          781.10        1,146.8          1,643.9

1996          635.95          988.77        1,487.6          2,312.9

1997          825.23        1,483.85        2,067.4          3,717.4

1998        1,089.12        1,822.10        3,220.5         5,397.50

1999*       1,180.90    EUR 2,190.07       1,927.90     EUR 3,575.50

1 Excluding stocks of foreign-domiciled companies and investment companies. 2 U.S. dollar equivalents calculated at year-end exchange rates. The figures for 1992 through 1994 include warrants.
*  Year-to-date as of August 31, 1999.
Sources: Deutsche Borse AG and the Deutsche Bundesbank.

German stock exchanges offer three different market segments within which stocks are traded:

     (i) The official market (Amtlicher Handel) comprises trading in shares which have been formally admitted to official listing by the admissions committee of the stock exchange concerned, based upon disclosure in the listing application or "prospectus."

     (ii)The regulated, unlisted market (Neuer Markt) comprises trading in shares not admitted to official listing. Companies admitted to this market segment are exempt from publishing a full listing prospectus, but are required to submit an offering memorandum. Admission is granted by a special committee which is also responsible for the supervision of the establishment of prices.

     (iii)The unofficial unregulated telephone or over-the-counter market (Freiverkehr) comprises trading in securities that have not followed any special listing procedure. It includes trading in securities by telephone or on the stock exchange premises, between banks or through floor brokers prior to or after official trading hours.

For an official listing, the German stock exchanges and pertinent legislation require public disclosure of all information about an issuer considered material to an evaluation of the securities to be listed. Applications must further provide the latest annual financial statements of the issuer with explanatory notes, including disclosure of any liabilities not shown therein. They must also furnish details of the issuer to be listed. Generally, DM 0.5 million par value (i.e., 10,000 shares of DM 50 par value) is considered to be the minimum amount suitable for full listing. Applications for admission to regulated unlisted trading must contain essentially similar information as that required for full listing, but in a condensed form that may be submitted as a memorandum. However, the document, in lieu of being published, may be deposited with paying agents so long as reference is made in one of the official stock exchange publications.

Markets in listed securities are generally of the auction type, but a substantial amount of listed securities also changes hands in inter-bank dealer markets both on and off the stock exchanges. Prices for active stocks, including those of larger companies, are quoted continuously during stock exchange hours. Less active listed and stocks admitted to trading in the regulated unlisted market are quoted only once a day.

Options on both domestic and foreign stocks have been traded since 1970 although trading activity is relatively low. There is also active trading in share warrants, generally issued in conjunction with bonds.

As set forth below under "Role of Banks in German Capital Markets," German banks, brokers and selected domestic investment trusts are regular members of the stock exchanges. Banks may deal on a net basis for their own account, as well as for accounts of domestic and foreign institutional customers during or after regular stock exchange hours.


Stock Indices
Two principal stock indices in Germany are the DAX Index (Deutscher Aktienindex; i.e., German Stock Index) and the CDAX German Composite Index (Composite Deutscher Aktienindex). The DAX Index is composed of the 30 most actively traded German blue-chip stocks. It represents approximately 70% of the total equity capital of German exchange-listed companies. Trading in these shares accounts for approximately 80% of the stock volume traded on the German exchanges. The CDAX German Composite Index comprises all German stocks listed in the official market at the Frankfurt Stock Exchange.

Set forth in the table below is information concerning the total return of the DAX Index and CDAX Index for each of the periods indicated. Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of Eastern and Western Germany in 1990.




                                            Annual Total Return1
                              1992       1993        1994       1995       1996       1997       1998
1999*

DAX                            -2.09%     46.71%      -7.06%      6.99%     28.17%     47.11%     16.28%
4.22%
CDAX                           -6.39%     44.56%      -5.83%      4.75%     22.14%     40.83%     13.99%
3.94%
Dollar-adjusted DAX            -8.33%     36.85%       4.12%     15.60%     18.17%     27.63%     24.27%
-5.81%
Dollar-adjusted CDAX          -12.36%     34.85%       5.50%     13.17%     12.61%     22.18%     21.82%
-6.07%


1  Based on U.S. dollar returns.
*  Year-to-date as of August 31, 1999.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock as of August 31, 1999 represented 45% of total trading volume on the German stock exchanges: Daimler-Chrysler AG with EUR 4.4 billion, Mannesmann AG with EUR 3.4 billion, Deutsche Bank AG with EUR 3.3 billion, Deutsche Telekom AG with EUR 3.1 billion, and Allianz AG with EUR 2.1 billion.

The actual float available for public trading is significantly smaller than the aggregate market value cited above because of the large extent of long-term holdings by non-financial corporations, family groups and banks. However, the number of publicly traded shares has been increasing in recent years due to a reduction in such holdings on the part of certain insurance companies and public authorities. In addition, the continuing public offerings of equity securities previously controlled by the federal government have contributed to the growing size of the float.

Domestic institutional ownership of German equities, while large relative to that by individuals, is less than that in certain other industrial countries. The German government is encouraging the expansion of private participation in the equity markets, and has contributed to this process both directly, through public sale of government-owned enterprises, as well as indirectly through fiscal measures.

Set forth in the following table is information concerning the industry composition of the DAX Index and CDAX Index.

       Industry Composition of DAX(1) and CDAX(2)
               Index as of August 31, 1999
                                    DAX           CDAX
Automobile and Transportation      13.54%         18.36%
Banks and Financial Services       11.99%         17.89%
Chemicals and Pharmaceuticals       8.87%         11.72%
Consumer and Retail                 3.35%          4.26%
Insurances                         11.67%          7.32%
Machinery and Industry             12.19%         10.39%
Software & Technology              13.83%          9.61%
Utilities and Telecommunications   24.56%         20.46%

   Total                          100.00%        100.00%
1 The DAX Index is comprised of 30 stocks representing approximately 75% of the market capitalization of the Frankfurt stock exchange.
2  The CDAX Index is comprised of 371 stocks (subject to adjustments).

Primary Markets
The amount of funds raised in equity financings in 1999 as of August 31, was equal to EUR 17,802.9 million while the number of financings was 113. The total value of primary offerings for each of the previous five years of listed equity issues is shown in the table below.


                          Primary Offerings of Listed Equity Securities
                                        by Domestic Issuers
                                         (millions of DM)
              1992   1993       1994       1995        1996     1997        1998
1999*
Value          804    833      1,246       6,495      24,807    4,961      6,439
 EUR17,802
*  As of August 31, 1999.
Source: Deutsche Borse AG.


Role of Banks in German Capital Markets
As is the case in other continental European developed countries, German commercial and banking laws permit commercial banks to act, either directly or indirectly, as investment bankers/underwriters, managers of mutual and other investment funds and investment advisers, as well as securities broker/dealers. Many German banks, including Deutsche Bank AG ("Deutsche Bank"), are members of stock exchanges in their respective countries. Moreover, they may, directly or indirectly, also provide other financial services such as life insurance, mortgage lending and installment financing. Lastly, they may, and frequently do, maintain long-term equity participations in industrial, commercial or financial enterprises, including enterprises whose voting and other equity securities may be publicly traded and/or listed on national securities exchanges. Recent legislation requires notification of the newly established Securities Trading Supervisory Office and publication if certain thresholds of participating in the voting capital of a stock exchange listed corporation are passed.

Deutsche Bank, the parent of the Manager and the Adviser, holds significant participation in five listed German companies. The term "significant" denotes direct ownership of over 25% of the voting equity which, under German law, provides the holder with veto power in policy decisions, such as a change of business objectives or major acquisitions. Deutsche Bank owns equity interests ranging from 25% to 50% in holding companies that own participations of 25% or more in an additional five listed German companies, most of which are publicly owned. In addition, Deutsche Bank may maintain trading positions in the securities of these and other (domestic and foreign) companies, and may make trading markets in some of them, subject to limitations imposed by applicable law, including the limitations of the German Stock Exchange Law (Borsengesetz) of 1896, as amended. Deutsche Bank directors or officers may, by virtue of such ownership or otherwise, be elected to the Supervisory Boards of these and other companies. Deutsche Bank and its affiliates may also have commercial lending relationships with companies whose securities a Portfolio may acquire.

In their capacity as underwriters, German banks originate and manage new issues of domestic and international fixed income and equity securities both in their respective domestic primary market and in the Euromarket. Deutsche Bank frequently acts as lead manager for domestic underwritten offerings of both debt and equity securities. Under an SEC rule, the Portfolios may purchase securities in offerings in which Deutsche Bank or one of its affiliates is the principal underwriter, subject to certain conditions. Directly and through its various wholly-owned affiliates abroad, Deutsche Bank is a major player in the Eurobond market. Although the Portfolio will not purchase securities from or sell securities to Deutsche Bank, the trading activities of Deutsche Bank as well as the investment positions and underwriting activities in such securities could have either an adverse or beneficial effect on the price of those securities already held in the Portfolio or contemplated for purchase and, depending on the size of Deutsche Bank's position, may or may not affect the availability of the securities for investment by the Portfolio.


JAPANESE EQUITY SECURITIES MARKETS
Listed securities in Japan trade on three Main Japanese Exchanges (the Nagoya Stock Exchange, the Osaka Securities Exchange and the Tokyo Stock Exchange (the "TSE")) and five regional stock exchanges (the Fukuoka Stock Exchange, the Hiroshima Stock Exchange, the Kyoto Stock Exchange, the Niigata Stock Exchange and the Sapporo Stock Exchange). The TSE is the largest and most prestigious of the exchanges and is widely regarded as the central marketplace for all of Japan.

There are two widely followed price indices in Japan for listed securities. The Nikkei Stock Average ("NSA") is the arithmetic average of 225 selected stocks computed by a private corporation. The Tokyo Stock Price Index ("TOPIX"), published by the TSE, is the composite index of all common stock listed on the First Section of the TSE. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

The following table sets forth the NSA and TOPIX for 1987 through August 31, 1999 and yen and dollar-adjusted total return information for those time periods.




                                NSA                                       TOPIX
                           Total Return1                              Total Return1

                                            Dollar                                       Dollar
              Index            (Y)           Adjusted         Index            (Y)          Adjusted
1987        21,564.00         15.31%         50.54%       1,725.83         10.89%         44.77%
1988        30,159.00         39.86%         35.61%       2,357.03         36.57%         32.42%
1989        38,915.87         29.04%         12.21%       2,881.37         22.25%          6.31%
1990        23,848.71        -38.72%        -35.08%       1,733.83        -39.83%        -36.26%
1991        22,983.77         -3.63%          4.75%       1,714.68         -1.10%          7.49%
1992        16,924.95        -26.36%        -26.33%       1,307.66        -23.74%        -23.71%
1993        17,417.24          2.91%         15.02%       1,439.31         10.07%         23.03%
1994        19,723.06         13.24%         27.00%       1,559.09          8.32%         21.48%
1995        19,868.15          0.74%         -2.85%       1,577.70          1.19%         -2.41%
1996        19,361.35         -2.55%        -13.06%       1,470.94         -6.77%        -16.83%
1997        15,258.74        -21.19%        -29.65%       1,175.03        -20.12%        -28.69%
1998        13,842.17         -9.28%          3.93%       1,086.99         -7.49%          5.98%
1999*       17,436.56         25.97%         30.55%       1,457.02         34.04%         38.92%

1 Total return is the percent change in the index from the start of the year to the end.

*  Year-to-date as of August 31, 1999.

Sources: Tokyo Stock Exchange, Annual Securities Statistics (1998); Monthly Statistics Report (Dec. 1987, 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995,
1996, 1997, 1998, August 1999).


The Japanese stock and real estate markets of the late 1980s have been dubbed "bubble" markets because they were characterized by dramatic increases in the volume of trading and transactions as well as in prices of stock and land. Such increases were driven by investors' expectations that stock and land prices would rise even further for the foreseeable future, thereby justifying (in their minds) their over-priced investments in Japanese stock and real estate. Many of such investments were financed with secured loans from Japan's banks and so-called "non-bank banks" (i.e., companies that are not licensed by the Minister of Finance to engage in the business of commercial banking but that are primarily engaged in the business of commercial lending).

Share prices of companies traded on Japanese stock exchanges reached historical peaks in 1989 and 1990. Afterwards, stock prices decreased significantly (with the Nikkei index of 225 stocks at 14309 in 1992). After stabilizing at low levels during the next six years, new low levels were once again reached in 1998 (with the Nikkei attaining a new twelve year low of 12879 in early October, 1998). The collapse of the "bubble" stock market in 1990 had a material adverse impact on the financial situation of various participants therein. Such collapse also led to various problems involving irregular practices in the securities business, such as compensation to favored customers by securities companies for trading and other losses. Japanese banks have experienced, and may continue to experience, substantial levels of non-performing loans, making the nationalization of some institutions a significant concern. The decline in stock prices after 1989 has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

Further, recent events, not only in Japan but in other countries in the Asian region, as well as in Russia, may negatively impact the Funds. Such events include currency volatility and depreciation, high interest rates, banking sector crises, market volatility, political instability and declining asset values. Taken together, these and other factors are likely to: (1) have a material adverse effect on economic growth and (2) increase volatility in the prices at which securities and other financial instruments are traded. As a result, there can be no assurance that the political and economic developments in this and other parts of the world will not have a material adverse effect on the net asset value of the Funds investing a significant portion of their assets in the securities of issuers domiciled in, or deriving a large percentage of their revenues from, such countries.

The following table sets forth the aggregate trading volume and the value of Japanese stocks on the eight Japanese stock exchanges for the years 1989 through 1998, and year-to-date as of August 31, 1999. Trading on the TSE represented over 89% of trading volume in each year.


                         Volume                    Value
Year              (millions of shares)           ((Y)bils.)
1989                     256,296                  386,395
1990                     145,837                  231,837
1991                     107,844                  134,160
1992                      82,563                   80,456
1993                     101,172                  106,123
1994                     105,936                  114,622
1995                     120,148                  115,840
1996                     126,496                  136,170
1997                     130,657                  151,450
1998                     123,220                   97,480
1999*                    103,454                  104,710
*  Year-to-date as of August 31, 1999.
Source: Tokyo Stock Exchange, Fact Book 1999.


The Main Japanese Exchanges divide listed companies into First and Second Sections. Generally, larger, established companies are assigned to the First Section. Such companies meet more stringent listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. At the end of August 31, 1999, 1,341 Japanese companies were listed on the First Section of the TSE. Newly listed and smaller companies are assigned to the Second Section. At the end of August 31, 1999, 519 Japanese companies were listed on the Second Section of the TSE. In an effort to increase the number of companies listed on the Second Section, the Second Section listing requirements prescribed by each of the Main Japanese Exchanges were lowered in 1996.

The 10 leading Japanese companies on the TSE, by market value, represented 29% of the total market value of the TSE at August 31, 1999. As of August 31, 1999, three industrial groups accounted for approximately 35.37% of the total market value of the TSE: electric appliances, 14.64%; chemicals, 11.99%; and transportation equipment, 8.74%. The following table sets forth the number of companies listed on the TSE and market value by industrial group for year-end 1998.

                                           Number of         Market Values
                                           Companies           ((Y) bils.)
Fishery, Agriculture & Forestry                 7               244,000
Mining                                          9               278,000
Construction                                  149            7,185,000
Foods                                          92            9,376,000
Textiles & Apparels                            66            3,691,000
Pulp & Paper                                   23            1,666,000
Chemicals                                     130           13,810,000
Pharmaceutical                                 39           12,803,000
Oil & Coal Products                            13            1,646,000
Rubber Products                                15            2,688,000
Glass & Ceramics Products                      39            3,299,000
Iron & Steel                                   50            4,056,000
Nonferrous Metals                              34            2,984,000
Metal Products                                 51            1,829,000
Machinery                                     154            9,490,000
Electric Appliances                           186           40,275,000
Transportation Equipment                       87           24,039,000
Precision Instruments                          28            2,456,000
Other Products                                 55            6,792,000
Electric Power & Gas                           17           14,152,000
Land Transportation                            39            12,065,00
Marine Transportation                          20              862,000
Air Transportation                              5            1,148,000
 Warehousing & Harbor
   Transportation Services                     23              660,000
Communication                                   5           16,229,000
Wholesale Trade                               125            7,814,000
Retail Trade                                  103           15,001,000
Banks                                          99           32,979,000
Securities                                     23            3,615,000
Insurance                                      14            4,803,000
Other Financing Businesses                     26            6,518,000
Real Estate                                    29            2,834,000
Services                                       83            7,878,000
   Total                                    1,838          275,165,000
Manufacturing                                 960          129,478,000
Non-Manufacturing                             878          145,687,000
   Total                                    1,838          275,165,000
Source: Tokyo Stock Exchange, Fact Book 1999.

The amount of funds raised in equity financings by all the companies listed on all eight Japanese stock exchanges for the calendar year 1998, as compared to calendar year 1997, increased by 378 billion yen to 1,540 billion yen while the number of financings decreased by 56 to 88. The following table sets forth the number of equity financings by companies listed on all eight of the Japanese stock exchanges and the amount raised for each of 1992 through 1998.




                 Rights                     Public                     Private                  Exercise
                Offerings                  Offerings                 Placements                of Warrants            Total
           Number        Amount       Number       Amount        Number       Amount        Number       Amount      Amount
             of          Raised         of         Raised          of         Raised          of         Raised      Raised
         Financings     ((Y)bils.)   Financings    ((Y)bils.)    Financings    ((Y)bils.)    Financings    ((Y)bils.)   ((Y)bils.)
1992         20           111            3             4           22           102           127          203          419
1993          9            48            4             7           14           150           184          617          822
1994          2            10           18           237            8           239           180          451          935
1995         12            96            8            33           19           160           118          299          588
1996          9           337           36           305           20           218           187          673        1,533
1997          9            73           26           128           19           369            88          368          938
1998          1           0.3           12           284           35           696            35           88        1,068

Source: Tokyo Stock Exchange, Fact Book 1998.

                                                    APPENDIX B


Member States of the European Union

     Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, United Kingdom

Organization for Economic Cooperation and Development Members
     Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

     Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States of the European Union and not states party to the Convention on the European Economic Area.

     Czech Republic
     Prague
     Hungary
     Budapest
     Poland*
     Warsaw
     Slovakia
     Bratislavia
     Switzerland
     Basel, Geneva, Zurich

Exchanges in Non-European countries**

     Argentina
     Buenos Aires
     Australia
     ASX (Sydney, Hobart, Melbourne, Perth)
     Brazil
     Sao Paulo, Rio de Janiero
     Canada
     Toronto, Vancouver, Montreal
     Chile
     Santiago
     Hong Kong
     Hong Kong Stock Exchange
     India***
     Mumbai, Calcutta, Delhi, Madras
     Indonesia
     Jakarta Stock Exchange
     Japan
     Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima
     Malaysia
     Kuala Lumpur

     Mexico
     Mexico City
     New Zealand
     Wellington Christchurch/Invercargill, Auckland
     Peru
     Lima
     Philippines
     Manila
     Singapore
     Singapore Stock Exchange
     South Africa
     Johannesburg
     South Korea
     Seoul
     Taiwan***
     Taipei
     Thailand
     Bangkok
     USA
     American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area

     Canada****
     Over-the-Counter Market
     Japan****
     Over-the-Counter Market
     South Korea****
     Over-the Counter Market
     Switzerland
     Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association
     (ISMA), Zurich United States****

     NASDAQ-System
     Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.) * Top 50 World, Top 50 Europe, Top 50 Asia, European Mid-Cap Fund, Global Bond Fund and European Bond Fund only.
**  Not applicable to the European Mid-Cap Fund.
*** Not applicable to the German Equity Fund.
**** European Mid-Cap Fund, Global Bond Fund and European Bond Fund only.

                                                    APPENDIX C


Standard & Poor's

Long-Term Debt Rating Definitions
AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


Commercial Paper (CP) Ratings
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


Short-Term Municipal Obligation Ratings
A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.


Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBs) Ratings
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)




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Moody's Investors Service

Long-Term Bond Rating Definitions
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Commercial Paper Ratings
P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Short-Term Municipal Obligation Ratings
Moody's Investor Service (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBs) Ratings Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.


Fitch IBCA, Inc./Fitch Investors Service, L.P.

Long-Term Debt Rating Definitions
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.


Short-Term Debt Rating Definitions

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


Commercial Paper Rating Definitions
FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.


Long-Term Debt Ratings
NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.

Other Considerations
Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDRESSES

Flag Investors Top 50 World Flag Investors Top 50 Europe Flag Investors Top 50 Asia Flag Investors Top 50 US Flag Investors European Mid-Cap Fund Flag Investors Japanese Equity Fund Flag Investors US Money Market Fund

5800 Corporate Drive
Pittsburgh, PA 15237-7010

Investment Manager
Deutsche Fund Management, Inc.
31 West 52nd Street
New York, NY 10019


Investment Advisers
DWS International Portfolio Management GmbH
Grueneburgweg 113-115
60323 Frankfurt am Main, Germany

Deutsche Bank Investment Management Inc.
280 Park Avenue
New York, NY  10017


Distributor
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101


Administrator

Federated Services Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116

Transfer Agent and Dividend Disbursing Agent

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600


Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY  10036






                                                     APPENDIX


A.1. The graphic presentation displayed here consists of a bar chart representing the annual total return of Class A Shares of Top 50 World as of the calendar year-end for one year.

         The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 10.00% up to 30.00%.

         The `x' axis represents the calculation period from the earliest first full calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features one distinct vertical bar, shaded in charcoal, and visually representing by height the total return percentage for the calendar year end 1998. The calculated total return percentage for the Fund for the calendar year is stated directly at the top of the bar. The percentage noted is: 27.71%.

A.2. The graphic presentation displayed here consists of a bar chart representing the annual total return of Class A Shares of Top 50 Europe as of the calendar year-end for one year.

         The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 5.00% up to 15.00%.

         The `x' axis represents the calculation period from the earliest first full calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features one distinct vertical bar, shaded in charcoal, and visually representing by height the total return percentage for the calendar year end 1998. The calculated total return percentage for the Fund for the calendar year is stated directly at the top of the bar. The percentage noted is: 10.36%.

A.3. The graphic presentation displayed here consists of a bar chart representing the annual total return of Class A Shares of Top 50 Asia as of the calendar year-end for one year.

         The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 2.00% up to 10.00%.

         The `x' axis represents the calculation period from the earliest first full calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features one distinct vertical bar, shaded in charcoal, and visually representing by height the total return percentage for the calendar year end 1998. The calculated total return percentage for the Fund for the calendar year is stated directly at the top of the bar. The percentage noted is: 9.12%.

A.4. The graphic presentation displayed here consists of a bar chart representing the annual total return of Class A Shares of Top 50 US as of the calendar year-end for one year.

         The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 10.00% up to 40.00%.

         The `x' axis represents the calculation period from the earliest first full calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features one distinct vertical bar, shaded in charcoal, and visually representing by height the total return percentage for the calendar year end 1998. The calculated total return percentage for the Fund for the calendar year is stated directly at the top of the bar. The percentage noted is: 33.88%.

A.5. The graphic presentation displayed here consists of a bar chart representing the annual total return of Class A Shares of European Mid-Cap Fund as of the calendar year-end for one year.

         The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 5.00% up to 25.00%.

         The `x' axis represents the calculation period from the earliest first full calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features one distinct vertical bar, shaded in charcoal, and visually representing by height the total return percentage for the calendar year end 1998. The calculated total return percentage for the Fund for the calendar year is stated directly at the top of the bar. The percentage noted is: 24.98%.

A.6. The graphic presentation displayed here consists of a bar chart representing the annual total return of Class A Shares of Japanese Equity Fund as of the calendar year-end for one year.

         The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 1.00% up to 5.00%.

         The `x' axis represents the calculation period from the earliest first full calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features one distinct vertical bar, shaded in charcoal, and visually representing by height the total return percentage for the calendar year end 1998. The calculated total return percentage for the Fund for the calendar year is stated directly at the top of the bar. The percentage noted is: 4.70%.